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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Fund

(Exact name of registrant as specified in charter)

One SeaGate

Toledo, Ohio 43666
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUND One SeaGate Toledo, Ohio 43666	With a copy to: Christopher P. Harvey, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (419) 249-2900

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1—REPORTS TO STOCKHOLDERS

      The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

      Harbor Fund’s 2004 Annual Report included.

ANNUAL REPORT

OCTOBER 31, 2004

HARBOR FUND

DOMESTIC EQUITY

INTERNATIONAL EQUITY

FIXED INCOME

Harbor Fund
ANNUAL REPORT OVERVIEW

Harbor Fund completed its most recent fiscal year ended October 31, 2004. The total return is shown below for each of the 12 portfolios. All performance figures for the Harbor Funds assume the reinvestment of dividends and capital gains. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes and the risks associated with an investment in a Harbor Fund, please refer to the current prospectus.

You should consider a Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

	Total Return
	Year Ended
	October 31, 2004

	Institutional	Retirement	Investor
	Class	Class	Class

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	6.54%	6.32%	6.09%
Harbor Mid Cap Growth Fund	3.19	3.19	3.19
Harbor Small Cap Growth Fund	6.39	6.06	5.90
Harbor Large Cap Value Fund	11.79	11.69	11.34
Harbor Mid Cap Value Fund	10.36	10.36	10.24
Harbor Small Cap Value Fund	19.45	19.38	18.96
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	17.26%	16.96%	16.76%
Harbor International Growth Fund	7.32	7.31	7.04
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	10.93%	10.49%	10.41%
Harbor Bond Fund	6.59	6.33	N/A
Harbor Short Duration Fund	1.43	1.24	N/A
Harbor Money Market Fund	0.94	0.60 [a]	N/A

Total Return
Year Ended
October 31, 2004
COMMONLY USED MARKET INDICES (Unaudited)
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	9.42%
Dow Jones Wilshire 5000; entire U.S. stock market	10.00
Russell 1000® Growth; large cap, domestic equity	3.38
Russell Midcap® Growth; domestic equity	8.77
Russell 2000® Growth; small cap, domestic equity	5.53
Russell 1000® Value; large cap, domestic equity	15.45
Russell Midcap® Value; domestic equity	19.74
Russell 2000® Value; small cap, domestic equity	17.99
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE®); international equity	18.84
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE® Growth); international equity	14.00
Credit Suisse First Boston High-Yield (CSFB High-Yield); domestic high-yield bonds	12.96
Merrill Lynch High-Yield Master II; domestic high-yield bonds	12.19
Lehman Brothers Aggregate (LB AGG); domestic bonds	5.53
Citigroup 1 YR Treasury; domestic bonds	1.08
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	1.16

Harbor Fund
ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUND EXPENSE RATIOS[2]							Morningstar
								Average[3]
	2000	2001	2002		2003		2004	(Unaudited)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.64%	0.66%	0.69%		0.71%		0.67%	1.19%
Retirement Class[1]	N/A	N/A	N/A		0.94		0.92	1.27
Investor Class[1]	N/A	N/A	N/A		1.13		1.10	1.27
Harbor Mid Cap Growth Fund
Institutional Class	N/A	1.20%	1.20%		1.20%		0.98%	1.32%
Retirement Class[1]	N/A	N/A	N/A		1.40		1.23	1.39
Investor Class[1]	N/A	N/A	N/A		1.40		1.38	1.39
Harbor Small Cap Growth Fund
Institutional Class	N/A	1.20%	0.95%		0.93%		0.83%	1.49%
Retirement Class[1]	N/A	N/A	N/A		1.16		1.08	1.54
Investor Class[1]	N/A	N/A	N/A		1.36		1.25	1.54
Harbor Large Cap Value Fund
Institutional Class	0.80%	0.77%	0.77%		0.77%		0.68%	1.08%
Retirement Class[1]	N/A	N/A	N/A		0.93		0.92	1.15
Investor Class[1]	N/A	N/A	N/A		1.17		1.10	1.15
Harbor Mid Cap Value Fund
Institutional Class	N/A	N/A	1.20	% [b,d]	1.20%		1.02%	1.27%
Retirement Class[1]	N/A	N/A	N/A		—	[f]	— [f]	1.29
Investor Class[1]	N/A	N/A	N/A		1.39		1.39	1.29
Harbor Small Cap Value Fund
Institutional Class	N/A	N/A	1.20	% [c,d]	0.94%		0.84%	1.36%
Retirement Class[1]	N/A	N/A	N/A		1.18		0.93	1.38
Investor Class[1]	N/A	N/A	N/A		1.29		1.25	1.38
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.92%	0.91%	0.87%		0.89%		0.86%	1.25%
Retirement Class[1]	N/A	N/A	N/A		1.14		1.11	1.29
Investor Class[1]	N/A	N/A	N/A		1.31		1.29	1.29
Harbor International Growth Fund
Institutional Class	0.89%	0.89%	0.95%		0.98%		0.93%	1.52%
Retirement Class[1]	N/A	N/A	N/A		—	[f]	1.19	1.53
Investor Class[1]	N/A	N/A	N/A		1.40		1.39	1.53
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	N/A	N/A	N/A		0.93	% [d,e]	0.85%	0.94%
Retirement Class	N/A	N/A	N/A		1.08	[d,e]	1.01	1.04
Investor Class	N/A	N/A	N/A		1.29	[d,e]	1.27	1.04
Harbor Bond Fund
Institutional Class	0.60%	0.56%	0.58%		0.58%		0.57%	0.73%
Retirement Class[1]	N/A	N/A	N/A		0.83		0.81	0.79
Harbor Short Duration Fund
Institutional Class	0.28%	0.27%	0.31%		0.36%		0.31%	0.62%
Retirement Class[1]	N/A	N/A	N/A		0.59		0.55	0.72
Harbor Money Market Fund
Institutional Class	0.47%	0.38%	0.36%		0.36%		0.29%	N/A
Retirement Class[1]	N/A	N/A	N/A		—	[f]	0.53	N/A

1	Commenced operations on November 1, 2002.

2	Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

3	Institutional Class comparison includes all actively managed no-load funds in the September 30, 2004 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio. Retirement and Investor Class comparisons include all actively managed no-load funds in the September 30, 2004 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Fund portfolio.

a	For the period November 1, 2002 through January 5, 2004 the Money Market Retirement Class had assets less than $10.00 and did not earn any income.

b	For the period March 1, 2002 (inception) through October 31, 2002.

c	For the period December 14, 2001 (inception) through October 31, 2002.

d	Annualized.

e	For the period December 1, 2002 (inception) through October 31, 2003.

f	Assets in this class were too small to incur any expense for the period.

Letter from the Chairman

David G. Van Hooser
Chairman

Dear Fellow Shareholder:

      The strong rally in U.S. equity markets that began in fiscal year 2003 continued into the early months of fiscal 2004. Improving economic conditions and strong corporate earnings provided a favorable backdrop for the rally early in the fiscal year. Most U.S. equity markets hit their peak in the first half and then moved sideways or downward before recovering late in the fiscal year. Rising oil prices, a slower year-over-year pace for earnings growth as the year progressed, and inconsistent economic reports were some of the factors contributing to volatile economic conditions following the highs in the first half of the fiscal year. Despite the volatility throughout the later half of the year, the Dow Jones Wilshire 5000, a measure of the entire U.S. stock market, had a return of 10.00% for the fiscal year.

      The favorable market results were not limited to U.S. equities. As shown in the table below, most equity and fixed income indices posted solid returns for the 2004 fiscal year.

				30 Years
				1974-2003
				Annual Rates as of
RETURNS FOR PERIODS ENDED OCTOBER 31, 2004	1 Year	5 Years	10 Years	December 31, 2003

Dow Jones Wilshire 5000 (entire U.S. stock market)	10.00%	-0.94%	10.74%	12.32%
S&P 500 (large cap stocks)	9.42	-2.22	11.01	12.19
Russell Midcap® (mid cap stocks)	15.09	7.85	12.99	N/A
Russell 2000® (small cap stocks)	11.73	7.74	10.13	N/A
Russell 3000® Growth	3.54	-7.34	8.30	N/A
Russell 3000® Value	15.64	4.31	12.57	N/A
MSCI EAFE® (foreign stocks)	18.84	-0.92	4.02	10.46
CSFB High-Yield (high-yield bonds)	12.96	8.13	8.31	N/A
Merrill Lynch High-Yield Master II (high-yield bonds)	12.19	6.55	8.02	N/A
LB Aggregate (domestic bonds)	5.53	7.58	7.76	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	1.16	3.05	4.20	N/A

Domestic Equity

      In a fiscal year in which most U.S. equity indices had good returns, value stocks outpaced growth stocks. Also, small and mid capitalization stocks generally outperformed larger cap stocks in fiscal 2004.

      Harbor Small Cap Value Fund led the Harbor domestic equity funds in fiscal 2004 with a return of 19.45% (Institutional Class) compared to its Russell 2000® Value benchmark of 17.99%. Harbor Capital Appreciation (large cap growth) and Harbor Small Cap Growth outperformed their respective benchmarks in the fiscal year. More importantly, all three of these funds have had good longer term performance. Comments from the portfolio managers of each of our domestic equity funds, performance data and other information on the Harbor Domestic Equity Funds begin on page 6.

International Equity

      International equity indices in U.S. dollars generally outperformed U.S. equity market indices. The MSCI EAFE® Index of foreign stocks was up 18.84% in U.S. dollar terms, twice the return of the S&P 500 Index for the fiscal year. The higher international returns resulted primarily from currency effects, as major foreign currencies rose during the year against the U.S. dollar. Compared with the U.S. dollar, for example, the value of the euro was up by more than 9% on a year-over-year basis.

      European stock markets outperformed Japanese and other developed-country markets in the Far East. Stocks in emerging markets also performed well during the period. The value vs. growth comparison was similar to that in the United States, as the MSCI EAFE® Value Index returned 23.69% compared with 14.00% for the MSCI EAFE® Growth Index.

      Harbor International Fund, with a return of 17.26% (Institutional Class shares), trailed its MSCI EAFE® benchmark return of 18.84% in the fiscal year, although it has significantly outperformed the index over 5 years, 10 years and the life of the fund. The presentation of performance data and other information on the Harbor International Equity Funds begins on page 50.

Fixed Income

      Fixed income investors earned respectable returns for the fiscal year as a rise in longer term interest rates, which had been widely anticipated at the beginning of the fiscal year, did not materialize. Although longer term interest rates fluctuated during the fiscal year, the yield of the benchmark 10-year Treasury Note actually declined slightly on a year-over-year basis, ending the fiscal year at 4.05%, down from 4.33% as of October 31, 2003.

      The Lehman Brothers Aggregate Index, a widely followed measure of U.S. intermediate-term taxable bonds, had a total return of 5.53% for the fiscal year.

      Short-term interest rates did rise in the fiscal year as the Federal Reserve increased the federal funds rate three times by 25 basis points each in June, August, and September. The federal funds rate was 1.75% at the end of the fiscal year, compared to 1.00% at the start of the year.

      The high-yield bond indices posted double-digit returns and outpaced other fixed income asset classes. High-yield bonds benefited from favorable supply/demand dynamics, low default rates, and a generally strong performance by the fixed income sector as a whole. The Harbor High-Yield Bond Fund maintained its investment strategy, which emphasizes high quality investment opportunities within the high-yield universe. The Harbor High-Yield Bond Fund returned 10.93% (Institutional Class shares) in the fiscal year, trailing its benchmark, the Merrill Lynch High-Yield Master II which returned 12.19% for the 12-month period. The benchmark includes a higher percentage of lower quality high-yield investments than the Harbor High-Yield Bond Fund.

      Harbor Bond Fund, with a return of 6.59% (Institutional Class shares) in the fiscal year, again outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which had a return of 5.53%. The Harbor Bond Fund has also outperformed its benchmark over five years, ten years and the life of the fund. The presentation of performance data and other information on the Harbor Fixed Income Funds begins on page 68.

Fund Managers

      During the past fiscal year, Harbor Fund welcomed new portfolio managers to two of our funds. The Harbor Fund board of trustees appointed Marsico Capital Management, LLC, to manage the Harbor International Growth Fund effective March 1, 2004 and LSV Asset Management to manage the Harbor Mid Cap Value Fund effective September 30, 2004. While each of these managers has been with Harbor for too short a period to evaluate performance, both firms have established solid longer term records in their respective asset classes, and we are pleased to have these two firms represented in Harbor Fund.

      A common characteristic of all Harbor funds is the use of subadvisers for each fund. Rather than having Harbor employees manage the assets directly, Harbor selects portfolio managers from firms whom we believe should outperform appropriate benchmarks over the longer term. In so doing, we are able to obtain the services of experienced asset managers from leading investment firms across the country.

Investment Strategies

      The table near the beginning of this letter serves as a reminder of some important investment fundamentals. Even the most experienced and skilled investor cannot predict with certainty how the markets will perform in the short term. As shown in the five year column of the table, even some well known asset classes can have negative returns over a period of several years. Most investment professionals recommend addressing the market uncertainties with a diversified portfolio of stocks, bonds and cash consistent with your financial objectives and your risk tolerance.

      The Harbor Fund family of mutual funds has funds in several investment styles to help you achieve a diversified portfolio. Thank you for your investment in Harbor Fund.

December 14, 2004

David G. Van Hooser Chairman

Harbor Domestic Equity Funds
Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Spiros Segalas
Portfolio Manager

Sig Segalas has managed the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks with more volatility than the market.

 TOP TEN HOLDINGS (% of net assets)

Yahoo! Inc.	3.6%
General Electric Co.	3.5%
Microsoft Corp.	3.5%
eBay Inc.	3.4%
Schlumberger Ltd.	2.8%
JPMorgan Chase & Co.	2.5%
American Express Co.	2.5%
Starbucks Corp.	2.4%
Target Corp.	2.3%
Apple Computer Inc.	2.2%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Environment

Mixed economic data provided a backdrop for unsettled equity markets over the 12 months ended October 31, 2004. At the beginning of this period, solid growth and a dramatic rebound in corporate earnings led to stronger equity returns. More recently, the pace of growth slowed and market returns became relatively flat. Increased geopolitical uncertainty, the impact of high energy prices on the rate of growth in corporate profits, the pace of economic activity, and inflation were among chief concerns. Nevertheless, the Federal Reserve began a process of gradual monetary tightening during calendar year 2004 as generally expected.

We believe that the interplay of a number of factors, some more permanent than others, served to moderate economic activity both for consumers and businesses during the 12-month period. We expect this weakness to be transitory and it is our view that the economy remains on a healthy, although moderate, expansionary path.

Performance

Reflecting a challenging environment for growth stocks, the Russell 1000® Growth Index returned 3.38% for the 12 months ended October 31, 2004. By comparison, the Harbor Capital Appreciation Fund returned 6.54% (Institutional Class), 6.09% (Investor Class), and 6.32% (Retirement Class).

The Fund’s holdings in energy stocks had the largest positive impact on absolute return. Over the 12 months, the price of oil repeatedly reached new highs as domestic inventories fell below recent historical averages in the face of stronger global demand. Among the top performers for the Fund were oil services stocks such as BJ Services and Schlumberger, which benefited from high prices for oil and natural gas and improving demand for drilling services.

Holdings in the consumer discretionary sector produced mixed results over the fiscal year. Starbucks was a bright spot in this sector and the overall fund. It reported solid, steady quarterly results, which included increased revenues and strong unit sales growth that exceeded analysts’ expectations. eBay also was a consistently strong performer throughout the period. This unique company enjoys a dominant market position and valuable brand recognition. We believe that growing success in international markets should continue to be a key driver of strong revenue growth and earnings for eBay. Several of our retail investments partially offset gains elsewhere in this sector. For example, Tiffany & Co. was hurt due to concerns over consumer spending and weak international sales, especially in Japan.

Technology, the largest weighting in the Fund, produced positive returns although the return for this sector in the Russell 1000® Growth Index was negative. The semiconductor industry was weak and several of these stocks, including Intel and Texas Instruments, produced negative returns.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY—Continued

Leading up to the summer, the outlook for business spending on semiconductors was positive and building momentum. However, a rather sudden slowdown in demand led to excess inventories. This coincided with the seasonal slowdown that typifies the industry during the summer months.

Nevertheless, certain segments of technology performed well. Internet related companies such as Google and Yahoo benefited from explosive growth in Internet advertising revenue. Strong consumer demand for digital devices has been an important sales driver for the BlackBerry wireless email device from Research in Motion and the iPod digital music player from Apple Computer. The proliferation of wireless consumer products also has benefited QUALCOMM as its proprietary technology is used in many such applications.

Outlook

Based on our analysis, we believe that the stocks in the portfolio as of October 31, 2004, could be expected to show earnings growth averaging in the mid-teens in calendar year 2005. This would compare favorably to the earnings growth of 6% to 8% that we have estimated for the S&P 500 Index. Should these earnings growth projections occur as we currently estimate, the resulting superior relative growth should drive Fund performance, as we believe that the portfolio trades at a reasonable premium to the market.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Because the fund invests primarily in mid to large cap growth stocks, it may be adversely affected if the market favors small cap or value stocks. The fund’s performance may be more volatile because it may invest in mid cap stocks. Since the fund also may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 012
Cusip: 411511504
Ticker: HACAX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 212
Cusip: 411511827
Ticker: HRCAX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 412
Cusip: 411511819
Ticker: HCAIX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Beta vs Russell 1000® Growth Index	1.21
Adjusted Price to Earnings Ratio	38.77
Portfolio Turnover for Year Ended 10-31-2004	67%
Average Market Capitalization ($MM)	$54,544.41

 SECTOR ALLOCATION (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1994 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Capital Appreciation Fund

Institutional Class	6.54%	-5.79%	10.28%	$26,614
Retirement Class	6.32	-5.97	10.04	26,032
Investor Class	6.09	-6.19	9.81	25,500

Comparative Indices

Russell 1000® Growth	3.38%	-7.85%	8.63%	$22,886
S&P 500	9.42	-2.22	11.01	28,411

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.67%
Total Net Assets (000s):
  $6,497,130

RETIREMENT CLASS

Expense Ratio: 0.92%
Total Net Assets (000s):
  $11,775

INVESTOR CLASS

Expense Ratio: 1.10%
Total Net Assets (000s):
  $101,372

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,031.55	$3.42
Hypothetical (5% return)	1,000.00	1,021.32	3.40

Retirement Class
Actual	$1,000.00	$1,030.41	$4.70
Hypothetical (5% return)	1,000.00	1,020.06	4.67

Investor Class
Actual	$1,000.00	$1,029.35	$5.61
Hypothetical (5% return)	1,000.00	1,019.16	5.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.7%)

Diversified Financials	10.3
Software	10.0
Pharmaceuticals	8.5
Computers & Peripherals	6.5
Specialty Retail	5.6
Energy Equipment & Services	5.2
Biotechnology	5.0
Semiconductor Equipment & Products	4.8
Communications Equipment	4.7
Internet Software & Services	4.6
Industrial Conglomerates	3.5
Internet & Catalog Retail	3.4
Multiline Retail	3.3
Health Care Equipment & Supplies	2.4
Hotels Restaurants & Leisure	2.4
Oil & Gas	2.4
Personal Products	2.4
Media	2.1
Food & Drug Retailing	1.7
Electronic Equipment & Instruments	1.6
Household Products	1.4
Health Care Providers & Services	1.3
Banks	1.2
Insurance	1.2
Household Durables	1.1
Commercial Services & Supplies	0.7

COMMON STOCKS—97.3%

		Value
Shares		(000s)

BANKS—1.2%
1,753,800	Bank of America Corp.	$78,553

BIOTECHNOLOGY—5.0%
1,829,200	Amgen Inc.*	103,899
2,164,400	Genentech Inc.*	98,545
2,808,700	Gilead Sciences Inc.*	97,265
1,104,000	MedImmune Inc.*	31,376

		331,085

COMMERCIAL SERVICES & SUPPLIES—0.7%
576,000	Apollo Group Inc. Cl. A1*	38,016
153,800	Paychex Inc.	5,044

		43,060

COMMUNICATIONS EQUIPMENT—4.7%
6,040,100	Cisco Systems Inc.*	116,030
2,430,700	QUALCOMM Inc.[1]	101,628
1,059,900	Research In Motion Ltd.*	93,483

		311,141

COMPUTERS & PERIPHERALS—6.5%
2,734,300	Apple Computer Inc.[1]*	143,633
4,016,100	Dell Computer Corp.[1]*	140,804
1,122,000	International Business Machines Corp.	100,699
509,000	Lexmark International Inc. Cl. A*	42,303

		427,439

DIVERSIFIED FINANCIALS—10.3%
3,056,900	American Express Co.	162,230
302,000	Citigroup Inc.	13,400
1,060,300	Goldman Sachs Group Inc.	104,312
4,269,456	JPMorgan Morgan Chase & Co.	164,801
841,000	Lehman Brothers Holdings Inc.[1]	69,088
1,882,100	Merrill Lynch & Co. Inc.	101,520
1,512,100	State Street Corp.[1]	68,120

		683,471

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
4,280,300	Agilent Technologies Inc.[1]*	107,264

ENERGY EQUIPMENT & SERVICES—5.2%
1,942,700	BJ Services Co.[1]	99,078
2,941,400	Schlumberger Ltd.[1]	185,132
969,700	Smith International Inc.[1]*	56,320

		340,530

FOOD & DRUG RETAILING—1.7%
1,390,900	Whole Foods Market Inc.[1]	113,261

HEALTH CARE EQUIPMENT & SUPPLIES—2.4%
925,700	Alcon Inc.[1]	65,910
1,412,400	Guidant Corp.[1]	94,094

		160,004

HEALTH CARE PROVIDERS & SERVICES—1.3%
2,857,000	Caremark Rx Inc.*	85,624

HOTELS RESTAURANTS & LEISURE—2.4%
2,979,300	Starbucks Corp.[1]*	157,545

HOUSEHOLD DURABLES—1.1%
616,300	Harman International Industries Inc.	74,067

HOUSEHOLD PRODUCTS—1.4%
1,749,400	Procter & Gamble Co.	89,534

INDUSTRIAL CONGLOMERATES—3.5%
6,844,900	General Electric Co.	233,548

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

INSURANCE—1.2%
1,338,225	American International Group Inc.	$81,244

INTERNET & CATALOG RETAIL—3.4%
2,332,700	eBay Inc.*	227,695

INTERNET SOFTWARE & SERVICES—4.6%
373,400	Google Inc. Cl. A1*	71,209
6,488,000	Yahoo! Inc.*	234,801

		306,010

MEDIA—2.1%
86,500	DreamWorks Animation SKG Cl. A*	3,378
1,990,700	The DIRECTV Group Inc.*	33,384
3,322,200	Univision Communications Inc. CI. A1*	102,855

		139,617

MULTILINE RETAIL—3.3%
1,266,500	Costco Wholesale Corp.[1]	60,716
3,091,600	Target Corp.[1]	154,642

		215,358

OIL & GAS—2.4%
1,864,700	Suncor Energy Inc.[1]	63,586
470,620	Total SA Series B	97,791

		161,377

PERSONAL PRODUCTS—2.4%
2,121,000	Avon Products Inc.[1]	83,886
1,763,900	Estee Lauder Cosmetics Inc. CI. A1	75,760

		159,646

PHARMACEUTICALS—8.5%
1,191,500	Allergan Inc.[1]	85,264
1,603,000	AstraZeneca plc ADR[1,2]	66,044
1,697,800	Eli Lilly & Co.	93,226
1,137,750	IVAX Corp.[1]*	20,593
2,046,700	Novartis AG ADR[1,2]	98,262
2,753,179	Pfizer Inc.	79,705
1,131,800	Roche Holdings Ltd. ADR[2]	115,304

		558,398

SEMICONDUCTOR EQUIPMENT & PRODUCTS—4.8%
2,981,800	Intel Corp.	66,375
3,575,800	Marvell Technology Group Ltd.[1]*	102,161
1,736,900	Maxim Integrated Products Inc.[1]	76,406
3,009,200	Texas Instruments Inc.	73,575

		318,517

SOFTWARE—10.0%
2,912,700	Electronic Arts Inc.[1]*	130,838
1,716,100	Mercury Interactive Corp.[1]*	74,530
8,271,600	Microsoft Corp.	231,522
1,039,200	NAVTEQ Corp.[1]*	41,890
2,661,700	SAP AG ADR[1,2]	113,522
1,182,000	Symantec Corp.*	67,303

		659,605

SPECIALTY RETAIL—5.6%
2,503,100	Bed Bath & Beyond Inc.[1]*	102,101
2,527,400	Chico’s FAS Inc.[1]*	101,172
1,725,400	Lowe’s Cos. Inc.[1]	97,106
1,146,600	Tiffany & Co.[1]	33,630
927,700	Williams-Sonoma Inc.[1]*	35,410

		369,419

TOTAL COMMON STOCKS (Cost $5,336,580)		6,433,012

SHORT-TERM INVESTMENTS—6.8%

Principal
Amount
(000s)

COMMERCIAL PAPER
	Citicorp
$100,000	1.780%—11/01/2004	100,000
	General Electric Capital Corp.
70,320	1.750%—11/01/2004	70,320

TOTAL COMMERCIAL PAPER		170,320

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
280,580,291	Prime Portfolio 1.740%	280,580

TOTAL SHORT-TERM INVESTMENTS (Cost $450,900)		450,900

TOTAL INVESTMENTS—104.1% (Cost $5,787,480)		6,883,912
CASH AND OTHER ASSETS, LESS LIABILITIES—(4.1%)		(273,635)

TOTAL NET ASSETS—100.0%		$6,610,277

1	A portion or all of this security was out on loan at October 31, 2004.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Wall Street Associates
1200 Prospect Street
Suite 100
La Jolla, CA 92037
William Jeffery
Portfolio Manager
Kenneth McCain
Portfolio Manager
David Baratta
Portfolio Manager

William Jeffery, Kenneth McCain, and David Baratta have co-managed the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap growth stocks demonstrating potential for extraordinary earnings growth.

 TOP TEN HOLDINGS (% of net assets)

Urban Outfitters Inc.	3.1%
Precision Drilling Corp.	2.6%
BJ Services Co.	2.6%
MedImmune Inc.	2.2%
Patterson-UTI Energy Inc.	1.9%
Andrew Corp.	1.9%
Monster Worldwide Inc.	1.9%
Agilent Technologies Inc.	1.9%
McAfee Inc.	1.8%
Nabors Industries Ltd.	1.8%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

As the fiscal year began in November 2003, smaller capitalization, high growth, and high beta stocks were the star performers. However, as we entered January 2004 signs of a deceleration in corporate profit and Gross Domestic Product growth caused investor concern. Market leadership gradually shifted to low P/E, low growth, and low beta stocks in March 2004, as investors’ appetite for risk diminished amid growing concerns regarding the direction of the U.S. economy. During the summer months high oil prices, tightening monetary policy, and continued terrorist events plagued the market. In this environment, investors continued to favor the perceived safety of lower beta stocks.

Performance

The Harbor Mid Cap Growth Fund gained 3.19% for the 12 months ended October 31, 2004. By comparison, the Russell Midcap® Growth Index gained 8.77%. Investments in the health care, energy, and financial services sectors produced double-digit gains for the Fund during the period. However, these gains were offset by investments in the technology sector, which was the largest detractor from performance and the principal cause of underperformance relative to the index for the period.

Investments in the energy sector, where the Fund was significantly overweighted, added value during the period. Energy stocks as a group gained in excess of 40%, adding approximately 4% to the absolute portfolio return. Star performers included the following long-term holdings: BJ Services, Precision Drilling, National Oilwell, and Grant Prideco.

Health care investments added value, gaining more than 20% for the period. Biogen Idec, Advanced PCS, and Gilead Sciences were particularly additive in this area. Finally, investments in the financial services sector produced double-digit returns, led by Chicago Mercantile Exchange, which more than doubled in value.

Technology stocks, which produced the most significant gains in 2003, suffered declines in 2004, particularly in the semiconductor industry. Our overweighted position, combined with poor performance, resulted in a negative impact of approximately 5 percentage points on absolute performance.

Outlook and Strategy

With the economy at a turning point at the start of a new fiscal year, it seems clear that business spending must begin replacing consumer spending; however, confidence seems to be a problem for company management teams. The Federal Reserve’s new tightening cycle is well underway. Following the initial rate increases in June, August and September, many expect tightening to continue at a gradual pace. The debate now is whether the Fed could be making a policy mistake

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGERS’ COMMENTARY—Continued

by hiking rates into an economic slowdown. Investors also have questioned whether Chinese authorities can engineer an economic soft landing as the rate of growth in China slows.

On the positive side, the economy appears to have weathered the “soft patch” experienced last summer and has resumed growing at a healthy, more sustainable rate. Profit growth for small and mid capitalization companies continues to be strong. Current consensus is for small cap growth companies to deliver year-over-year profit growth of 32% for the third quarter of calendar year 2004, while mid cap growth companies are expected to post 18% profit growth (Source: Prudential Securities, Inc.). Inflation does not appear to be problematic and is expected to be moderate in 2005.

Against this backdrop we are optimistic that investors will return to those companies that provide superior earnings growth. Our investment team continues to adhere to its fundamental bottom-up growth philosophy, which integrates forward-looking fundamental research with qualitative insights on company management ability. Consistent implementation of this approach enables us to find areas of strength in rapidly changing economic and geopolitical environments. The portfolio is structured to benefit from fundamental strengths in the technology, energy, health care, and consumer discretionary sectors.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 019
Cusip: 411511876
Ticker: HAMGX
Inception Date: 11-01-2000

RETIREMENT CLASS

Fund #: 219
Cusip: 411511793
Ticker: HRMGX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 419
Cusip: 411511785
Ticker: HIMGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Beta vs Russell Midcap® Growth Index	1.34
Adjusted Price to Earnings Ratio	34.79
Portfolio Turnover for Year Ended 10-31-2004	77%
Average Market Capitalization ($MM)	$4,928.56

 SECTOR ALLOCATION (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2000 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized

			Life	Final Value
	1	5	of	of a $10,000
	Year	Years	Fund	Investment

Harbor Mid Cap Growth Fund

Institutional Class	3.19%	—	-11.44%	$6,150
Retirement Class	3.19	—	-11.53	6,125
Investor Class	3.19	—	-11.53	6,125

Comparative Index

Russell Midcap® Growth	8.77%	—	-8.07%	$7,142

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.98%
Total Net Assets (000s):
  $49,275

RETIREMENT CLASS

Expense Ratio: 1.23%
Total Net Assets (000s):
  $1

INVESTOR CLASS

Expense Ratio: 1.38%
Total Net Assets (000s):
  $891

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,030.15	$5.00
Hypothetical (5% return)	1,000.00	1,019.76	4.98

Retirement Class
Actual[1]	$1,000.00	$1,030.15	$6.37
Hypothetical (5% return)	1,000.00	1,018.51	6.24

Investor Class
Actual[1]	$1,000.00	$1,030.15	$7.04
Hypothetical (5% return)	1,000.00	1,017.75	7.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
1	Assets were too small for class-level expenses to affect total return.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Common Stock Holdings (% of net assets)

(Excludes net cash, short-term investments and other investment companies of 2.9%)

Energy Equipment & Services	14.7
Semiconductor Equipment & Products	11.0
Electronic Equipment & Instruments	10.8
Specialty Retail	10.8
Biotechnology	8.1
Commercial Services & Supplies	5.6
Communications Equipment	5.3
Diversified Financials	4.6
Software	2.8
Computers & Peripherals	2.6
Textiles & Apparel	2.6
Internet Software & Services	2.4
IT Consulting & Services	2.4
Hotels Restaurants & Leisure	2.2
Auto Components	2.1
Health Care Providers & Services	1.9
Banks	1.3
Multiline Retail	1.3
Trading Companies & Distributors	1.3
Pharmaceuticals	1.0
Media	0.9
Personal Products	0.7
Airlines	0.6
Multi-Utilities	0.1

COMMON STOCKS—97.1%

		Value
Shares		(000s)

AIRLINES—0.6%
17,700	SKYWEST Inc.[1]	$302

AUTO COMPONENTS—2.1%
28,200	Dana Corp.	420
19,900	Gentex Corp.	657

		1,077

BANKS—1.3%
16,500	Investors Financial Services Corp.[1]	635

BIOTECHNOLOGY—8.1%
10,900	Cephalon Inc.[1]*	520
17,400	Gen-Probe Inc.*	610
15,000	Genzyme Corp.*	787
18,200	Gilead Sciences Inc.*	630
8,200	Martek Biosciences Corp.[1]*	386
39,100	MedImmune Inc.*	1,111

		4,044

COMMERCIAL SERVICES & SUPPLIES—5.6%
31,100	Ceridian Corp.*	536
20,400	Certegy Inc.	721
10,800	Global Payments Inc.[1]	591
34,100	Monster Worldwide Inc.*	957

		2,805

COMMUNICATIONS EQUIPMENT—5.3%
20,500	ADTRAN Inc.	443
68,500	Andrew Corp.[1]*	958
26,500	Avaya Inc.*	382
32,800	Juniper Networks Inc.[1]*	873

		2,656

COMPUTERS & PERIPHERALS—2.6%
33,800	Network Appliance Inc.*	827
18,200	NVIDIA Corp.[1]*	263
26,200	Western Digital Corp.*	218

		1,308

DIVERSIFIED FINANCIALS—4.6%
2,000	Chicago Mercantile Exchange Holdings Inc.[1]	351
20,750	Fair Isaac Corp.	627
102,400	Instinet Group Inc.*	492
52,400	Providian Financial Corp.*	815

		2,285

ELECTRONIC EQUIPMENT & INSTRUMENTS—10.8%
37,900	Agilent Technologies Inc.*	950
14,800	Broadcom Corp. Cl. A*	400
17,200	Intersil Holding Corp. Cl. A	281
11,900	Jabil Circuit Inc.*	289
13,300	Mettler-Toledo International Inc.*	637
26,200	PerkinElmer Inc.	538
32,900	Sanmina-SCI Corp.*	263
53,500	Symbol Technologies Inc.	786
16,100	Tektronix Inc.	488
27,500	Thermo Electron Corp.*	797

		5,429

ENERGY EQUIPMENT & SERVICES—14.7%
25,800	BJ Services Co.	1,316
21,000	ENSCO International Inc.	642
37,300	Grant Prideco Inc.*	767
18,000	Nabors Industries Ltd.*	884
26,200	National Oilwell Inc.*	883
50,400	Patterson-UTI Energy Inc.	969

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

ENERGY EQUIPMENT & SERVICES—Continued
21,500	Precision Drilling Corp.[1]*	$1,326
11,500	Weatherford International Ltd.*	601

		7,388

HEALTH CARE PROVIDERS & SERVICES—1.9%
16,547	Caremark Rx Inc.*	496
17,800	Community Health Systems Inc.*	477

		973

HOTELS RESTAURANTS & LEISURE—2.2%
16,100	Outback Steakhouse Inc.	637
13,600	Wendy’s International Inc.	454

		1,091

INTERNET SOFTWARE & SERVICES—2.4%
24,200	Akamai Technologies Inc.[1]*	335
36,900	McAfee Inc.*	893

		1,228

IT CONSULTING & SERVICES—2.4%
8,100	Affiliated Computer Services Inc. Cl. A*	442
15,200	Computer Sciences Corp.*	755

		1,197

MEDIA—0.9%
7,800	Getty Images Inc.[1]*	461

MULTILINE RETAIL—1.3%
34,300	Dollar General Corp.	660

MULTI-UTILITIES—0.1%
26,800	Calpine Corp.[1]*	67

PERSONAL PRODUCTS—0.7%
19,000	Nu Skin Enterprises Inc. Cl. A1	367

PHARMACEUTICALS—1.0%
12,400	Medicis Pharmaceutical Corp. Cl. A	504

SEMICONDUCTOR EQUIPMENT & PRODUCTS—11.0%
26,400	Advanced Micro Devices Inc.[1]*	444
11,300	Freescale Semiconductor Inc. Cl. A*	176
10,100	International Rectifier Corp.*	401
11,400	KLA-Tencor Corp.*	519
31,500	Lam Research Corp.*	820
25,700	Marvell Technology Group Ltd.*	734
15,500	Maxim Integrated Products Inc.	682
23,300	Microchip Technology Inc.	705
31,300	National Semiconductor Corp.	523
16,700	Xilinx Inc.	511

		5,515

SOFTWARE—2.8%
10,600	Citrix Systems Inc.*	256
8,900	Intuit Inc.*	404
9,600	Mercury Interactive Corp.*	417
43,000	Novell Inc.*	309

		1,386

SPECIALTY RETAIL—10.8%
9,200	Bed Bath & Beyond Inc.*	375
21,300	Chico’s FAS Inc.*	853
15,700	Linens ’n Things Inc.*	378
22,600	Pacific Sunwear of California Inc.*	530
19,300	Staples Inc.	574
22,200	Tiffany & Co.	651
21,100	TJX Cos. Inc.	506
37,800	Urban Outfitters Inc.*	1,550

		5,417

TEXTILES & APPAREL—2.6%
18,700	Polo Ralph Lauren Corp. Cl. A	691
10,100	Timberland Co. Cl. A*	620

		1,311

TRADING COMPANIES & DISTRIBUTORS—1.3%
18,300	MSC Industrial Direct Co. Inc. Cl. A	625

TOTAL COMMON STOCKS (Cost $45,220)		48,731

OTHER INVESTMENT COMPANIES—1.0%

(Cost $485)
6,500	iShares Russell Midcap Growth Index Fund	499

SHORT-TERM INVESTMENTS—15.5%

Principal
Amount
(000s)

REPURCHASE AGREEMENT
$986	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.300% collateralized by a U.S. Treasury Bond 8.000% November 15, 2021, market value $1,008 (par value of $710)	986

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
6,778,873	Prime Portfolio 1.740%	6,779

TOTAL SHORT-TERM INVESTMENTS (Cost $7,765)		7,765

TOTAL INVESTMENTS—113.6% (Cost $53,470)		56,995
CASH AND OTHER ASSETS, LESS LIABILITIES—(13.6%)		(6,828)

TOTAL NET ASSETS—100.0%		$50,167

1	A portion or all this security was out on loan at October 31, 2004.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Westfield Capital Management
  Company LLC
One Financial Center
23rd Floor
Boston, MA 02111
William Muggia
Portfolio Manager

William Muggia has managed the Fund since November 1, 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

 TOP TEN HOLDINGS (% of net assets)

PolyMedica Corp.	3.1%
Navigant Consulting Inc.	2.9%
Manor Care Inc.	2.8%
Celgene Corp.	2.7%
Keane Inc.	2.6%
PerkinElmer Inc.	2.5%
Laureate Education Inc.	2.5%
Williams-Sonoma Inc.	2.5%
Quicksilver Resources Inc.	2.3%
Wright Medical Group Inc.	2.3%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance Overview

In a challenging environment for growth stocks, the Harbor Small Cap Growth Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12 months ended October 31, 2004. The Fund returned 6.39% (Institutional Class), 5.90% (Investor Class), and 6.06% (Retirement Class) for the fiscal year, while the index was up 5.53% for the same period.

A strong start early in fiscal year 2004 helped pave the way for the Fund’s fiscal year performance, despite a dip in July and August 2004 due to concerns over corporate profit growth. Portfolio holdings in most economic sectors produced positive results, with energy and health care among the leading contributors. Stock selection added to the Fund’s results relative to those of the index despite weakness in technology.

Energy Allocation

An overweighted position in the energy sector contributed positively, in line with our analysis that oil and natural gas supply constraints, coupled with increasing global demand, would generate excess return. In March 2004 we initiated a position in Quicksilver Resources, a crude oil and natural gas exploration and production company, which contributed positively, while Chesapeake Energy turned out to be one of the top five performers for the portfolio during the year. Our diversified energy holdings also included the coal industry, where producers have experienced increasing profits due to rising oil prices and the use of more efficient burning technology.

In health care, stock selection contributed significantly to performance, as our holdings returned more than 30% versus a benchmark return of approximately 7%. Our top holding and best performer was Elan Corp. Elan was up by more than 300% over the 12-month period, due primarily to positive results for the company’s main drug, Antegren, which is used to treat multiple sclerosis.

During the third quarter of calendar year 2004, we initiated positions in American Medical Systems, a leader in the urology space, and Advanced Medical Optics, a medical device company focused on the cataract segment. We eliminated our position in Accredo Health, and two other health care holdings, Wilson Greatbatch Technology and NDCHealth, as the long-term outlook for those two companies fell short of our expectations.

Technology Underweight

Technology was the weakest group for the portfolio and the benchmark. Our underweighted position in this space was beneficial to performance. Technology stocks remained extremely volatile over the fiscal year period. While our below-benchmark exposure may leave the portfolio vulnerable to a speculative tech rally, we believe that the longer-term fundamentals in this space generally do not support recent valuation levels.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY—Continued

Our research indicates that technology cycles have compressed, making it difficult for companies to earn a reasonable return for innovations before their resulting business is cannibalized by competitors. As a result, our investments should be timely and targeted. Should valuations become more attractive, we expect to find opportunities in areas such as wireless, data security, and, to a lesser extent, data storage. Outperformers in the group included CheckFree, which provides financial electronic commerce products and services.

Although the portfolio’s weight in the industrials sector was slightly below that of the benchmark, we outperformed the index as stock selection in this group continued to be strong. Navigant Consulting was up by more than 40% and Corporate Executive Board gained approximately 25% over the year. Waste Connections, a solid waste services company, is another name that performed well, with a return of approximately 35% over the past year. It has benefited from an improving economic environment, stable pricing, and increasing volumes. Career Education, a long-term holding in the portfolio, came under pressure following investigations of accounting issues. Although there have not been any negative findings to date, we have sold the stock pending further research.

Consumer stocks detracted from the Fund’s performance over the 12 months. We had an overweighted position relative to the benchmark, and our holdings lost about 5% for the period while consumer stocks in the Russell 2000® Growth Index gained approximately 6%. The best performing consumer stock in the Fund was Guitar Center, which gained more than 30% for the year.

Many names in the consumer space lost ground during the period regardless of whether they reported favorable or disappointing earnings results. Performance also was adversely affected by investments in homebuilding, some of our specialty retailers, and other names that we had expected to benefit from an improving economy. During the fourth quarter of calendar year 2003 we added Radio One, which maintained a strong niche despite a challenging industry environment.

We continued to add value within the financial services sector, as our securities were up by approximately 25% for the 12-month period versus 17% for the benchmark. Our regional banks continued to outperform, with East West Bancorp up by more than 60% and UCBH Holdings up by more than 20%. We reduced our exposure to insurance stocks due to deterioration in growth fundamentals and increasing price competition.

Outlook

With an improving economy and the U.S. elections behind us, we expect that the broad market should rally through the fourth quarter of calendar year 2004 and into calendar year 2005. Given that our approach is designed to participate in up markets and protect capital as valuation becomes more critical, we believe that our philosophy and process should continue to add value in the quarters and years ahead.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 010
Cusip: 411511868
Ticker: HASGX
Inception Date: 11-01-2000

RETIREMENT CLASS

Fund #: 210
Cusip: 411511769
Ticker: HRSGX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 410
Cusip: 411511777
Ticker: HISGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Beta vs Russell 2000® Growth Index	0.93
Adjusted Price to Earnings Ratio	35.32
Portfolio Turnover for Year Ended 10-31-2004	54%
Average Market Capitalization ($MM)	$1,477.78

 SECTOR ALLOCATION (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2000 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized

			Life	Final Value
	1	5	of	of a $10,000
	Year	Years	Fund	Investment

Harbor Small Cap Growth Fund
Institutional Class	6.39%	—	6.41%	$12,820
Retirement Class	6.06	—	6.22	12,729
Investor Class	5.90	—	6.13	12,689

Comparative Index
Russell 2000® Growth	5.53%	—	-4.53%	$8,309

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month and (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.83%
Total Net Assets: (000s):
  $709,318

RETIREMENT CLASS

Expense Ratio: 1.08%
Total Net Assets (000s):
  $8,074

INVESTOR CLASS

Expense Ratio: 1.25%
Total Net Assets (000s):
  $26,527

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$992.26	$4.15
Hypothetical (5% return)	1,000.00	1,020.52	4.22

Retirement Class
Actual	$1,000.00	$990.70	$5.40
Hypothetical (5% return)	1,000.00	1,019.26	5.48

Investor Class
Actual	$1,000.00	$990.67	$6.25
Hypothetical (5% return)	1,000.00	1,018.41	6.34

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investment of 7.8%)

Health Care Equipment & Supplies	11.0
Commercial Services & Supplies	10.0
Banks	9.4
Semiconductor Equipment & Products	7.4
Household Durables	6.7
Oil & Gas	6.0
Specialty Retail	4.0
Electronic Equipment & Instruments	3.9
Software	3.6
Media	3.3
IT Consulting & Services	3.2
Machinery	3.1
Metals & Mining	3.0
Health Care Providers & Services	2.8
Biotechnology	2.7
Energy Equipment & Services	2.1
Food Products	1.8
Computers & Peripherals	1.4
Road & Rail	1.4
Hotels Restaurants & Leisure	1.3
Internet Software & Services	1.3
Leisure Equipment & Products	1.3
Communications Equipment	0.9
Internet & Catalog Retail	0.6

COMMON STOCKS—92.2%

		Value
Shares		(000s)

BANKS—9.4%
421,300	East West Bancorp Inc.	$16,869
407,500	Investors Financial Services Corp.	15,685
264,100	Signature Bank*	7,783
724,400	Southwest Bancorporation of Texas Inc.	16,980
284,900	UCBH Holdings Inc.	12,276

		69,593

BIOTECHNOLOGY—2.7%
682,800	Celgene Corp.*	20,225

COMMERCIAL SERVICES & SUPPLIES—10.0%
240,700	CheckFree Corp.*	7,462
225,675	Corporate Executive Board Co.	14,364
471,700	Laureate Education Inc.*	18,500
851,400	Navigant Consulting Inc.*	21,174
410,250	Waste Connections Inc.*	12,931

		74,431

COMMUNICATIONS EQUIPMENT—0.9%
660,800	Emulex Corp.*	6,945

COMPUTERS & PERIPHERALS—1.4%
1,193,700	Advanced Digital Information Corp.*	10,684

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.9%
686,400	Exar Corp.*	10,310
903,700	PerkinElmer Inc.	18,562

		28,872

ENERGY EQUIPMENT & SERVICES—2.1%
390,300	Oil States International Inc.*	7,166
632,500	Superior Energy Services Inc.*	8,153

		15,319

FOOD PRODUCTS—1.8%
509,100	Delta & Pine Land Co.	13,400

HEALTH CARE EQUIPMENT & SUPPLIES—11.0%
381,100	Advanced Medical Optics Inc.*	14,901
314,200	American Medical Systems Holdings Inc.*	11,657
297,400	Kyphon Inc.*	7,471
666,900	PolyMedica Corp.	23,341
783,800	Quinton Cardiology Systems Inc.*	7,642
661,600	Wright Medical Group Inc.*	17,089

		82,101

HEALTH CARE PROVIDERS & SERVICES—2.8%
633,300	Manor Care Inc.	20,734

HOTELS RESTAURANTS & LEISURE—1.3%
190,900	P.F. Chang’s China Bistro Inc.*	9,705

HOUSEHOLD DURABLES—6.7%
1,008,100	Fleetwood Enterprises Inc.*	12,692
334,800	Hovnanian Enterprises Inc. Cl. A*	12,568
271,300	Standard Pacific Corp.	15,233
323,600	Yankee Candle Co. Inc.*	8,964

		49,457

INTERNET & CATALOG RETAIL—0.6%
248,700	Insight Enterprises Inc.*	4,615

INTERNET SOFTWARE & SERVICES—1.3%
268,700	Altiris Inc.*	7,307
224,200	Openwave Systems Inc.	2,639

		9,946

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

IT CONSULTING & SERVICES—3.2%
1,206,600	Keane Inc.*	$19,076
617,400	Sapient Corp.*	4,970

		24,046

LEISURE EQUIPMENT & PRODUCTS—1.3%
743,700	Oakley Inc.	9,445

MACHINERY—3.1%
193,200	Actuant Corp. Cl. A*	7,664
611,800	Wabash National Corp.*	15,038

		22,702

MEDIA—3.3%
395,400	Information Holdings Inc.*	10,830
951,000	Radio One Inc. Cl. D*	13,970

		24,800

METALS & MINING—3.0%
468,400	Arch Coal Inc.	15,232
1,516,500	Gerdau AmeriSteel Corp.*	7,355

		22,587

OIL & GAS—6.0%
1,017,700	Chesapeake Energy Corp.	16,365
352,500	Forest Oil Corp.*	10,751
548,400	Quicksilver Resources Inc.*	17,346

		44,462

ROAD & RAIL—1.4%
424,400	SIRVA Inc.*	10,186

SEMICONDUCTOR EQUIPMENT & PRODUCTS—7.4%
450,800	ATMI Inc.*	10,526
24,300	FormFactor Inc.*	570
430,300	Lam Research Corp.*	11,201
311,626	Power Integrations Inc.*	6,669
600,500	Semtech Corp.*	12,538
398,353	Varian Semiconductor Equipment Associates Inc.*	13,787

		55,291

SOFTWARE—3.6%
140,700	Internet Security Systems Inc.*	3,062
1,925,900	ScanSoft Inc.*	7,463
2,382,500	SkillSoft plc ADR[1]*	16,320

		26,845

SPECIALTY RETAIL—4.0%
291,900	Cost Plus Inc.*	9,428
37,100	Guitar Center Inc.*	1,656
480,000	Williams-Sonoma Inc.*	18,322

		29,406

TOTAL COMMON STOCKS (Cost $572,982)		685,797

SHORT-TERM INVESTMENT—7.5%

(Cost $55,547)
Principal
Amount
(000s)

REPURCHASE AGREEMENT
$55,547	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.300% collateralized by a U.S. Treasury Bond 8.000% November 15, 2021, market value $56,671 (par value of $39,925)	55,547

TOTAL INVESTMENTS—99.7% (Cost $628,529)		741,344
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		2,575

TOTAL NET ASSETS—100.0%		$743,919

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Armstrong Shaw Associates, Inc.
45 Grove Street
New Canaan, CT 06840
Jeffrey Shaw
Portfolio Manager

Jeffrey Shaw has managed the Fund since September 20, 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks.

 TOP TEN HOLDINGS (% of net assets)

Comcast Corp. Special Cl. A	3.7%
Cendant Corp.	3.7%
Federal National Mortgage Association	3.7%
American International Group Inc.	3.4%
Citigroup Inc.	3.3%
Exelon Corp.	3.3%
CVS Corp.	3.2%
Office Depot Inc.	3.2%
Yum! Brands Inc.	3.2%
Chubb Corp.	3.2%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Investment Environment

The U.S. stock market posted positive returns across all major indices during the 12 months ended October 31, 2004. The market’s advance was driven by an expanding economy, strong earnings growth, and record low interest rates. These positive factors were enough to overcome uncertainties created by higher oil prices, the ongoing war in Iraq and the larger fight against terrorism, as well as the U.S. presidential election.

In the large cap category, value stocks outperformed growth by more than 12 percentage points, as the Russell 1000® Value Index returned 15.45% versus 3.38% for the Russell 1000® Growth Index. Small cap stocks outpaced large caps by a narrower margin. These trends both have been in place for several years. The Russell 1000® Value Index led all large cap indices, followed by the S&P 500 / Barra Value Index, which was up 14.46%. The Dow Jones Industrial Average returned 2.31% and the Nasdaq Composite Index lagged at 2.21%.

Performance

The Harbor Large Cap Value Fund returned 11.79% (Institutional Class), 11.34% (Investor Class), and 11.69% (Retirement Class) for the fiscal year, trailing the Russell 1000® Value benchmark. Reasons for the relative underperformance included a below-benchmark position in energy stocks, an area of strong performance during the fiscal year, and sell-offs in some of our financial services stocks, reflecting concerns about rising interest rates and a weak climate for investment banking.

Our combined energy sector investments, up by approximately 50% for the fiscal year, represented about 7% of the portfolio versus approximately 11% for the benchmark. While the energy stocks we owned actually outpaced those in the index, our underweighted position accounted for a significant part of the Fund’s underperformance. In hindsight we wish we had owned more; from where we sit today, however, we are comfortable with our current exposure and would expect energy prices to moderate as supply and demand come more closely into balance.

Leading Performers

We had many outstanding investments that produced returns of greater than 20% for the 12-month period. Our best investments were in the energy area, with Devon Energy leading the way, up 54%, followed by Kerr-McGee and ChevronTexaco, up 48% and 47% respectively. Yum! Brands, a consumer discretionary name, was up 28% as it continued to have favorable earnings performance with promising growth prospects in China. Exelon, a utility company, was up 30%, benefiting from a market rotation into higher yielding, higher quality stocks. CVS, a holding in the consumer staples sector, was up 24% on strong operating results and its announced acquisition of 1,260 Eckerd drug stores in high growth markets.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY—Continued

Our best performance relative to the benchmark was in the health care sector. We had an overweighted allocation in the group compared with the benchmark, and our health care stocks were up by more than 6% versus a decline of about 3% for the index. Our best performer in this sector was Oxford Health, up 40% after agreeing to be acquired by United Heath. Another HMO, Anthem, was up by nearly 20%. We bought Anthem in the fall of 2003 after its shares had traded down on the announcement of its planned acquisition of Wellpoint. We liked the deal, and the companies recently received approval from the state of California to complete their merger. Our biggest disappointment in the group was Merck, which we sold after the company withdrew Vioxx from the market.

The financial services sector contributed to our underperformance. In the aggregate our financial stocks were up by about 10% for the year versus a return of approximately 12% for the financial stocks represented in the benchmark. Both Merrill Lynch and Morgan Stanley declined as trading volumes and the pace of investment banking slowed over the summer and into the fall election campaign season. We expect these trends to reverse and therefore have high hopes for both stocks in the coming year.

Our lack of representation in the regional Bell operating companies also contributed to underperformance. After several years of disappointing returns, the Baby Bells enjoyed strong market performance on the belief that the worst of the decline in basic telephone service was over and that the growth components of their businesses—wireless and DSL—would continue to drive future profits. We believe current prices fully reflect those judgments.

Portfolio Positioning

Year over year, the most notable change in the portfolio is an increase in producer durables stocks. This group includes United Technologies, Xerox, and Pulte Homes, all names that we bought over the past fiscal year. Companies in this group are among the most optimistic about their prospects over the next year. Our consumer discretionary and health care positions remain overweighted relative to the benchmark. The financial services sector remains our highest absolute weighting although it is significantly below the benchmark.

Outlook

As we look out over the economic landscape we see an economy that is continuing to expand with rising earnings and low interest rates. The absolute level of the stock market is less important to us than our ability to find individual investment opportunities. This has not been a problem for us.

Our emphasis in terms of stock selection will continue to focus on attractively valued companies with strong cash flows. The essence of our decision making process is the appraisal of a business’s intrinsic value. Our goal is to buy good businesses, run by proven, capable managers at prices equal to or less than 70% of intrinsic value.

We believe the portfolio at October 31, 2004, is valued at attractive levels compared with estimated earnings for calendar year 2004 and calendar year 2005. We are optimistic that these levels of valuation should produce attractive returns going forward.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Because the fund primarily invests in large cap value stocks, it may be adversely affected if the market favors small or mid cap stocks, or growth over value stocks. In addition, since the fund typically invests in about 25 to 40 companies, an adverse event affecting a particular company may hurt the fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 013
Cusip: 411511603
Ticker: HAVLX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 213
Cusip: 411511751
Ticker: HRLVX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 413
Cusip: 411511744
Ticker: HILVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Beta vs Russell 1000® Value Index	1.09
Adjusted Price to Earnings Ratio	15.74
Portfolio Turnover for Year Ended 10-31-2004	19%
Average Market Capitalization ($MM)	$55,359.35

 SECTOR ALLOCATION (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1994 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Large Cap Value Fund
Institutional Class	11.79%	3.29%	10.87%	$28,068
Retirement Class	11.69	3.12	10.64	27,486
Investor Class	11.34	2.87	10.41	26,911

Comparative Index
Russell 1000® Value	15.45%	3.49%	12.56%	$32,636

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.68%
Total Net Assets (000s):
  $352,917

RETIREMENT CLASS

Expense Ratio: 0.92%
Total Net Assets (000s):
  $4,515

INVESTOR CLASS

Expense Ratio: 1.10%
Total Net Assets (000s):
  $16,452

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,027.59	$3.47
Hypothetical (5% return)	1,000.00	1,021.27	3.45

Retirement Class
Actual	$1,000.00	$1,026.79	$4.69
Hypothetical (5% return)	1,000.00	1,020.06	4.67

Investor Class
Actual	$1,000.00	$1,025.81	$5.60
Hypothetical (5% return)	1,000.00	1,019.16	5.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.2%)

Diversified Financials	14.6
Media	11.5
Insurance	9.7
Oil & Gas	7.4
Commercial Services & Supplies	6.6
Banks	5.5
Health Care Providers & Services	5.2
Electric Utilities	4.9
Industrial Conglomerates	4.9
Food & Drug Retailing	3.2
Hotels Restaurants & Leisure	3.2
Specialty Retail	3.2
Electrical Equipment	3.1
Wireless Telecommunication Services	3.1
Chemicals	3.0
Pharmaceuticals	3.0
Aerospace & Defense	2.4
Office Electronics	2.2
Household Durables	2.1

COMMON STOCKS—98.8%

		Value
Shares		(000s)

AEROSPACE & DEFENSE—2.4%
96,600	United Technologies Corp.	$8,966

BANKS—5.5%
254,202	Bank of America Corp.	11,386
233,500	Washington Mutual Inc.[1]	9,039

		20,425

CHEMICALS—3.0%
262,599	E.l. du Pont de Nemours & Co.	11,258

COMMERCIAL SERVICES & SUPPLIES—6.6%
666,070	Cendant Corp.*	13,714
253,400	Pitney Bowes Inc.	11,086

		24,800

DIVERSIFIED FINANCIALS—14.6%
217,900	American Express Co.	11,564
278,712	Citigroup Inc.	12,366
194,900	Federal National Mortgage Association	13,672
142,300	Merrill Lynch & Co. Inc.	7,676
183,600	Morgan Stanley, Dean Witter & Co.	9,380

		54,658

ELECTRIC UTILITIES—4.9%
311,500	Exelon Corp.	12,342
142,020	FirstEnergy Corp.	5,870

		18,212

ELECTRICAL EQUIPMENT—3.1%
179,100	Emerson Electric Co.	11,471

FOOD & DRUG RETAILING—3.2%
278,400	CVS Corp.	12,099

HEALTH CARE PROVIDERS & SERVICES—5.2%
136,300	Anthem Inc.[1]*	10,959
235,100	HCA Inc.	8,635

		19,594

HOTELS RESTAURANTS & LEISURE—3.2%
274,100	Yum! Brands Inc.*	11,923

HOUSEHOLD DURABLES—2.1%
145,550	Pulte Homes Inc.	7,988

INDUSTRIAL CONGLOMERATES—4.9%
332,000	General Electric Co.	11,328
205,400	Honeywell International Inc.	6,918

		18,246

INSURANCE—9.7%
238,700	Allstate Corp.	11,479
209,280	American International Group Inc.	12,705
164,800	Chubb Corp.	11,887

		36,071

MEDIA—11.5%
472,400	Comcast Corp. Special Cl. A*	13,718
106,600	Gannett Inc.	8,842
1,015,800	Liberty Media Corp. Series A*	9,061
672,300	Time Warner Inc.*	11,187

		42,808

OFFICE ELECTRONICS—2.2%
558,600	Xerox Corp.*	8,251

OIL & GAS—7.4%
174,200	ChevronTexaco Corp.	9,243
140,200	Devon Energy Corp.	10,371
138,800	Kerr-McGee Corp.	8,220

		27,834

PHARMACEUTICALS—3.0%
264,900	Abbott Laboratories	11,293

SPECIALTY RETAIL—3.2%
738,700	Office Depot Inc.*	11,960

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

WIRELESS TELECOMMUNICATION SERVICES—3.1%
435,000	Nextel Communications Inc. Cl. A	$11,523

TOTAL COMMON STOCKS (Cost $320,466)		369,380

SHORT-TERM INVESTMENTS—6.1%

Principal
Amount
(000s)

REPURCHASE AGREEMENT
$9,864	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.300% collateralized by a U.S. Treasury Bond 8.000% November 15, 2021, market value $10,064 (par value of $7,090)	9,864

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
12,947,881	Prime Portfolio 1.740%	12,948
TOTAL SHORT-TERM INVESTMENTS (Cost $22,812)		22,812

TOTAL INVESTMENTS—104.9% (Cost $343,278)		392,192
CASH AND OTHER ASSETS, LESS LIABILITIES—(4.9%)		(18,308)

TOTAL NET ASSETS—100.0%		$373,884

1	A portion or all of this security was out on loan at October 31, 2004.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
LSV Asset Management
1 North Wacker Drive
Chicago, IL 60606
Josef Lakonishok
Portfolio Manager

Robert Vishny
Portfolio Manager

Menno Vermeulen
Portfolio Manager

The team of Josef Lakonishok, Robert Vishny and Menno Vermeulen commenced managing the Fund on September 30, 2004.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with improving fundamentals and priced at a discount to their peers.

 TOP TEN HOLDINGS (% of net assets)

Limited Brands Inc.	1.6%
VF Corp.	1.6%
Valero Energy Corp.	1.6%
Federated Department Stores Inc.	1.6%
CIT Group Inc.	1.6%
KeyCorp	1.6%
Computer Sciences Corp.	1.5%
Sunoco Inc.	1.5%
Edison International	1.5%
Bear Stearns Cos. Inc.	1.5%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Value-oriented stocks outperformed the growth category across all market cap ranges for the 12 months ended October 31, 2004. The Harbor Mid Cap Value Fund produced double-digit returns for the second consecutive fiscal year period but trailed its benchmark, the Russell Midcap® Value Index.

New Portfolio Manager

The Harbor Mid Cap Value Fund experienced a change in portfolio managers near the end of the 12-month period. The Harbor Fund Board of Trustees appointed LSV Asset Management (LSV) as subadviser of the Fund effective September 30, 2004. LSV succeeded Dalton, Greiner, Hartman, Maher & Co., LLC, which had served as subadviser since the Fund’s inception on March 1, 2002.

LSV utilizes a “deep value” approach designed to identify stocks that are believed to be undervalued at the time of purchase while having potential for near-term price appreciation. The portfolio manager utilizes a quantitative investment model that ranks securities based on a combination of fundamental measures of value such as price/ earnings ratio and momentum factors such as recent price appreciation. This approach seeks to add value primarily through individual stock selection while limiting risk by avoiding large exposures to individual companies, industries, or economic sectors.

Upon assuming the responsibilities of portfolio manager, LSV carried out a substantial realignment of the Fund’s holdings. In the transitional month of October 2004 the Fund returned 0.64% for all share classes compared with a return of 2.31% for the benchmark. Leading contributors during this brief period included Hibernia, Limited Brands, and Edison International. Significant detractors included Dana, Southern Peru Copper, Nucor, and Amerada Hess.

Portfolio Positioning

Consistent with the manager’s deep value approach, the portfolio as of October 31, 2004, had a price/ earnings ratio of approximately 15 compared with a P/ E ratio of approximately 19 for the benchmark. The largest economic sectors represented in the portfolio were financial services, consumer discretionary, utilities, and consumer staples. Compared with the benchmark, the consumer discretionary and consumer staples sectors were the largest overweighted positions in the portfolio. The most significant below-benchmark exposures were in the financial services and industrials sectors.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY—Continued

Former Portfolio Manager

Under the previous portfolio manager, for the period from November 1, 2003 through September 29, 2004, the Fund returned 8.77% (both Institutional and Retirement Class) and 8.65% (Investor Class) compared with 15.72% for the index. This underperformance was due in part to the relatively poor results of stocks in certain traditional growth sectors such as technology, which in the opinion of the previous manager appeared to offer attractive investment opportunities and therefore represented an integral part of the portfolio.

The Fund’s largest overweighted exposure was in the information technology sector, which was the only economic sector to have a negative return during the approximately 11-month period. This was the largest detractor from both absolute and relative performance. Stock selection in the consumer discretionary and financial services sectors also detracted from the Fund’s performance relative to the benchmark.

Investments in the materials, energy, industrials, and financial services sectors all produced double-digit returns for the period. Stock selection in the materials sector was the largest contributor to absolute and relative performance. Sector weightings had a modestly negative impact on the Fund’s performance for the period.

Among individual stocks, leading contributors to Fund performance during this period included Nucor, Rouse, EOG Resources, and Charles River Laboratories International. The largest detractors from performance included Cadence Design Systems, Check Point Software Technologies, Omnicare, and Interpublic Group. Except for Nucor, all of these stocks were subsequently sold from the portfolio by the new manager.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 023
Cusip: 411511835
Ticker: HAMVX
Inception Date: 03-01-2002

RETIREMENT CLASS

Fund #: 223
Cusip: 411511728
Ticker: HRMVX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 423
Cusip: 411511736
Ticker: HIMVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Beta vs Russell Midcap® Value	1.17
Adjusted Price to Earnings Ratio	14.81
Portfolio Turnover for Year Ended 10-31-2004	152%
Average Market Capitalization ($MM)	$4,623.20

 SECTOR ALLOCATION (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 03-01-2002 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized

			Life	Final Value
	1	5	of	of a $10,000
	Year	Years	Fund	Investment

Harbor Mid Cap Value Fund

Institutional Class	10.36%	—	3.99%	$11,102
Retirement Class	10.36	—	3.94	11,087
Investor Class	10.24	—	3.90	11,076

Comparative Index

Russell Midcap® Value	19.74%	—	12.09%	$13,557

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 1.02%
Total Net Assets (000s):
  $10,354

RETIREMENT CLASS

Expense Ratio: —a
Total Net Assets (000s):
  $2

INVESTOR CLASS

Expense Ratio: 1.39%
Total Net Assets (000s):
  $268

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,063.28	$5.29
Hypothetical (5% return)	1,000.00	1,019.56	5.18

Retirement Class
Actual[1]	$1,000.00	$1,063.28	$6.58	[a]
Hypothetical (5% return)	1,000.00	1,018.31	6.44	[a]

Investor Class
Actual[1]	$1,000.00	$1,063.28	$7.21
Hypothetical (5% return)	1,000.00	1,017.70	7.05

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
1	Assets were too small for class-level expenses to affect total return.
a	Assets in this class were too small to incur expense for the period ended October 31, 2004. If assets in this class were larger, the expense ratio would have been approximately 1.27%.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.7%)

Insurance	10.5
Electric Utilities	9.2
Banks	9.0
Oil & Gas	6.8
Specialty Retail	5.8
Diversified Financials	5.4
Auto Components	4.4
Food & Drug Retailing	4.3
Household Durables	4.2
Health Care Providers & Services	3.3
Chemicals	3.2
Beverages	3.0
Textiles & Apparel	2.9
Commercial Services & Supplies	2.5
Metals & Mining	2.4
Food Products	2.0
Gas Utilities	1.9
Multiline Retail	1.6
Containers & Packaging	1.5
IT Consulting & Services	1.5
Paper & Forest Products	1.5
Aerospace & Defense	1.4
Leisure Equipment & Products	1.4
Diversified Telecommunication Services	1.3
Machinery	1.3
Media	1.3
Tobacco	1.2
Office Electronics	1.0
Semiconductor Equipment & Products	1.0
Airlines	0.5
Building Products	0.5
Internet Software & Services	0.5
Road & Rail	0.5
Software	0.5

COMMON STOCKS—99.3%

		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.4%
4,700	Goodrich Corp.	$145

AIRLINES—0.5%
5,100	ExpressJet Holdings Inc.*	57

AUTO COMPONENTS—4.4%
3,600	Autoliv Inc.	154
5,400	Cooper Tire & Rubber Co.	105
8,500	Dana Corp.	127
6,100	Tenneco Automotive Inc.	78

		464

BANKS—9.0%
2,700	Bank of Hawaii Corp.	129
2,600	Comerica Inc.	160
5,500	Hibernia Corp. Cl. A	159
6,200	Huntington Bancshares Inc.	148
5,000	KeyCorp	168
5,500	Popular Inc.	141
1,600	Regions Financial Corp.	56

		961

BEVERAGES—3.0%
2,400	Adolph Coors Co. Cl. B	160
7,700	PepsiAmericas Inc.	156

		316

BUILDING PRODUCTS—0.5%
3,400	Lennox International Inc.	49

CHEMICALS—3.2%
3,000	Eastman Chemical Co.	142
1,200	Georgia Gulf Corp.	54
2,400	Monsanto Co.	103
1,200	OM Group Inc.	40

		339

COMMERCIAL SERVICES & SUPPLIES—2.5%
10,500	Convergys Corp.*	137
3,500	Deluxe Corp.	133

		270

CONTAINERS & PACKAGING—1.5%
2,400	Greif Inc. Cl. A	100
3,300	Owens-Illinois Inc.*	61

		161

DIVERSIFIED FINANCIALS—5.4%
4,300	Advanta Corp. Cl. B	105
1,700	Bear Stearns Cos. Inc.	161
4,200	CIT Group Inc.	170
1,700	IndyMac Bancorp Inc.	55
5,100	Providian Financial Corp.	79

		570

DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
4,200	CenturyTel Inc.	135

ELECTRIC UTILITIES—9.2%
2,300	American Electric Power Company Inc.	76
3,800	Constellation Energy Group Inc.	154
5,300	Edison International	162
2,700	IDACORP Inc.	84
1,000	NSTAR[1]	49
3,500	Pinnacle West Capital Corp.	149
6,400	Puget Energy Inc.	149
8,900	Xcel Energy Inc.[1]	152

		975

FOOD & DRUG RETAILING—4.3%
6,400	Albertson’s Inc.[1]	146
4,200	Longs Drug Stores Corp.	104

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

FOOD & DRUG RETAILING—Continued
2,700	Safeway Inc.*	$49
5,200	SUPERVALU Inc.	153

		452

FOOD PRODUCTS—2.0%
2,900	Corn Products International Inc.	143
4,500	Tyson Foods Inc. Cl. A	65

		208

GAS UTILITIES—1.9%
5,100	National Fuel Gas Co.	143
1,900	WGL Holdings Inc.	54

		197

HEALTH CARE PROVIDERS & SERVICES—3.3%
2,300	CIGNA Corp.	146
4,000	Select Medical Corp.	69
3,300	Universal Health Services Inc. Cl. B	137

		352

HOUSEHOLD DURABLES—4.2%
170	NVR Inc.*	107
500	Ryland Group Inc.	48
3,400	Stanley Works	151
2,400	Whirlpool Corp.	141

		447

INSURANCE—10.5%
3,800	Cincinnati Financial Corp.	159
5,900	Horace Mann Educators Corp.	100
3,100	Jefferson-Pilot Corp.	150
2,300	LandAmerica Financial Group Inc.	113
2,600	Lincoln National Corp.	114
1,800	MBIA Inc.	104
4,400	Nationwide Financial Services Inc. Cl. A	152
1,400	Protective Life Corp.	55
2,600	Safeco Corp.[1]	120
700	StanCorp Financial Group Inc.	53

		1,120

INTERNET SOFTWARE & SERVICES—0.5%
5,000	EarthLink Inc.*	52

IT CONSULTING & SERVICES—1.5%
3,300	Computer Sciences Corp.*	164

LEISURE EQUIPMENT & PRODUCTS—1.4%
4,900	Eastman Kodak Co.	148

MACHINERY—1.3%
2,000	Cummins Inc.	140

MEDIA—1.3%
5,400	American Greetings Corp. Cl. A	143

METALS & MINING—2.4%
3,600	Nucor Corp.	152
2,500	Southern Peru Copper Corp.[1]	108

		260

MULTILINE RETAIL—1.6%
3,400	Federated Department Stores Inc.	172

OFFICE ELECTRONICS—1.0%
7,400	Xerox Corp.	109

OIL & GAS—6.8%
1,800	Amerada Hess Corp.	145
2,200	Sunoco Inc.	164
4,300	Swift Energy Co.*	104
4,700	Tesoro Petroleum Corp.*	142
4,000	Valero Energy Corp.	172

		727

PAPER & FOREST PRODUCTS—1.5%
4,500	Georgia-Pacific Corp.	156

ROAD & RAIL—0.5%
2,000	GATX Corp.	54

SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.0%
6,200	Axcelis Technologies Inc.*	53
3,700	Fairchild Semiconductor International Inc. Cl. A*	53

		106

SOFTWARE—0.5%
3,300	Sybase Inc.*	52

SPECIALTY RETAIL—5.8%
1,400	Barnes & Noble Inc.*	47
2,700	Borders Group Inc.	62
7,000	Limited Brands Inc.	173
2,300	Sherwin-Williams Co.	98
3,000	Stage Stores Inc.*	108
8,700	United Rentals Inc.	134

		622

TEXTILES & APPAREL—2.9%
3,200	Liz Claiborne Inc.	131
3,200	VF Corp.	172

		303

TOBACCO—1.2%
1,800	Reynolds American Inc.	124

TOTAL COMMON STOCKS (Cost $10,351)		10,550

SHORT-TERM INVESTMENTS—6.4%

Principal
Amount
(000s)

REPURCHASE AGREEMENT
$188	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.300% collateralized by a U.S. Treasury Bond 8.000% November 15, 2021, market value $199 (par value of $140)	188

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
488,950	Prime Portfolio 1.740%	489

TOTAL SHORT-TERM INVESTMENTS (Cost $677)		677

TOTAL INVESTMENTS—105.7% (Cost $11,028)		11,227
CASH AND OTHER ASSETS, LESS LIABILITIES—(5.7%)		(603)

TOTAL NET ASSETS—100.0%		$10,624

1	A portion or all of this security was out on loan at October 31, 2004.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
EARNEST Partners LLC
75 Fourteenth Street
Suite 2300
Atlanta, GA 30309
Paul Viera
Portfolio Manager

Paul Viera has managed the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

 TOP TEN HOLDINGS (% of net assets)

The Cooper Companies Inc.	4.8%
FLIR Systems Inc.	4.1%
Pharmaceutical Product Development Inc.	3.7%
Hovnanian Enterprises Inc. Cl. A	3.4%
Philadelphia Consolidated Holding Corp.	3.2%
Covance Inc.	3.0%
American Tower Corp. Cl. A	2.9%
Global Payments Inc.	2.6%
Jefferies Group Inc.	2.6%
BankUnited Financial Corp.	2.6%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Overview

Small cap equity markets performed well for the 12-month period ended October 31, 2004. An improving economy, a key sign of which was 3.7% GDP growth in the third quarter of calendar year 2004, generated strong corporate earnings growth. Business investment was an area of recent strength, and housing demand continued to grow due to the low interest rate environment. Inflation remained in check throughout the period despite oil prices that peaked in the mid-$50 per barrel range. Job growth continued to be inconsistent during the year, but signs emerged toward the end of the period that hiring was beginning to take hold.

Performance

Over the 12-month period, the Harbor Small Cap Value Fund returned 19.45% (Institutional Class), 18.96% (Investor Class) and 19.38% (Retirement Class), compared to a 17.99% return for its benchmark, the Russell 2000® Value Index. The Fund also has outperformed the benchmark since the Fund’s inception in 2001.

After leading equity markets over the prior 12 months, the index’s information technology sector posted a decline of approximately 3% for the 12-month period ending October 31, 2004. Additionally, the telecommunications services sector, making up less than one percent of the index, fell by approximately 33%. In contrast, the energy sector within the Russell 2000® Value Index gained over 70% during the year, driven by the surge in oil and gas prices on the worldwide market. Other sectors in the index that had notable performances for the year were financial services and materials.

Key Holdings

We select securities for the portfolio using a bottom-up, fundamental research approach. Key holdings that contributed to the Fund’s outperformance for the period were FLIR Systems, Harman International Industries, and The Cooper Companies. FLIR Systems is a leader in the science of thermography, the detection of slight differences in temperature. FLIR appreciated by more than 70% during the period as it benefited from growth in its core military applications such as night vision equipment, while extending its technology to important commercial applications such as equipment failure detection systems and moisture detection.

A leader in high-fidelity audio systems, Harman International appreciated over 85% during the period due to strong demand for its systems in high end automobiles. The Cooper Companies, a specialty contact lens manufacturer, realized a gain over the last fiscal year of over 60%. This was due in part to the company’s technological lead in the manufacture of toric lenses for astigmatic patients, which have experienced growing demand. Additionally, its recent agreement to purchase

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY—Continued

Ocular Sciences should create a company that is the world’s third largest contact lens manufacturer. This acquisition is notable for its expected synergies— highly complementary product lines and geographies.

Energy stocks in the portfolio also contributed strongly to performance. Swift Energy appreciated over 70% due to high oil and gas prices as well as improving production levels in its domestic operations. Westport Resources, another domestic exploration and production company, achieved strong results and was acquired for a premium during the year by Kerr-McGee.

One area of the portfolio that detracted from performance relative to the benchmark was the consumer discretionary sector. The portfolio maintained an overweighted position in this sector during the period, and although overall performance was positive, it trailed that of the consumer discretionary group in the Russell 2000® Value Index.

A specific holding that did not perform well for the period was Fred’s Inc., the owner and operator of a chain of discount stores located primarily in small and mid-sized towns in the South. Although the stock performed well while in the portfolio over prior years, it experienced some business challenges as it sought to expand its store base. Management changes, new competition, and logistical problems resulted in slowing sales. The stock was sold from the portfolio during the period.

Another holding that underperformed during the period was NDCHealth, a health care transaction processing company connecting insurers, pharmacies, hospitals, and physicians. While NDC’s transaction volume was growing at a rapid rate, the company’s revenue per transaction started to decline rapidly, particularly due to increased competitive pressures in its pharmacy and hospital segments. We sold the stock during the period as a result of these trends.

Portfolio Positioning

As of October 31, 2004, the Fund’s largest sector positions were in consumer discretionary, financial services, and health care. Relative to the benchmark, the portfolio was overweighted in the telecommunications services, consumer discretionary, health care, and energy sectors. It was underweighted in the financial services, information technology, industrials, consumer staples, utilities, and materials sectors.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 022
Cusip: 411511843
Ticker: HASCX
Inception Date: 12-14-2001

RETIREMENT CLASS

Fund #: 222
Cusip: 411511710
Ticker: HSVRX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 422
Cusip: 411511694
Ticker: HISVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Beta vs Russell 2000® Value	0.97
Adjusted Price to Earnings Ratio	26.11
Portfolio Turnover for Year Ended 10-31-2004	12%
Average Market Capitalization ($MM)	$1,892.07
 SECTOR ALLOCATION (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-14-2001 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized

			Life	Final Value
	1	5	of	of a $10,000
	Year	Years	Fund	Investment

Harbor Small Cap Value Fund
Institutional Class	19.45%	—	19.18%	$16,580
Retirement Class	19.38	—	19.07	16,540
Investor Class	18.96	—	18.90	16,470

Comparative Index
Russell 2000® Value	17.99%	—	15.05%*	$15,053

*	For the period December 1, 2001 through October 31, 2004

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.84%
Total Net Assets (000s):
  $449,467

RETIREMENT CLASS

Expense Ratio: 0.93%
Total Net Assets (000s):
  $1,911

INVESTOR CLASS

Expense Ratio: 1.25%
Total Net Assets (000s):
  $23,987

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,075.23	$4.38
Hypothetical (5% return)	1,000.00	1,020.47	4.27

Retirement Class
Actual	$1,000.00	$1,074.58	$4.85
Hypothetical (5% return)	1,000.00	1,020.01	4.72

Investor Class
Actual	$1,000.00	$1,072.12	$6.51
Hypothetical (5% return)	1,000.00	1,018.41	6.34

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Common Stock Holdings (% of net assets)

(Excludes net cash, short-term investments and other investment companies of 4.0%)

Household Durables	10.7
Health Care Providers & Services	10.2
Diversified Financials	7.3
Insurance	6.6
Electronic Equipment & Instruments	5.8
Commercial Services & Supplies	5.7
Hotels Restaurants & Leisure	5.3
Banks	5.0
Oil & Gas	4.9
Health Care Equipment & Supplies	4.8
Real Estate	3.3
Biotechnology	3.2
Wireless Telecommunication Services	2.9
Chemicals	2.4
Personal Products	2.2
Specialty Retail	2.1
Textiles & Apparel	2.1
Media	2.0
Electric Utilities	1.9
Building Products	1.6
Gas Utilities	1.5
Pharmaceuticals	1.4
Aerospace & Defense	1.3
Automobiles	1.2
Internet & Catalog Retail	0.6

COMMON STOCKS—96.0%

		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.3%
169,100	Moog Inc. Cl. A1	$6,346

AUTOMOBILES—1.2%
181,800	Winnebago Industries Inc.[1]	5,709

BANKS—5.0%
216,900	Accredited Home Lenders Holding Co.[1]*	7,826
77,900	Astoria Financial Corp.	3,045
407,800	BankUnited Financial Corp.[1]*	12,132
19,100	Hibernia Corp. Cl. A	554

		23,557

BIOTECHNOLOGY—3.2%
440,642	Nabi Biopharmaceuticals[1]*	6,103
379,800	Serologicals Corp.[1]	8,982

		15,085

BUILDING PRODUCTS—1.6%
276,000	Watsco Inc.[1]	7,855

CHEMICALS—2.4%
128,700	The Scotts Co. Cl. A1*	8,265
65,600	Valspar Corp.	3,061

		11,326

COMMERCIAL SERVICES & SUPPLIES—5.7%
481,400	Administaff Inc.[1]*	5,512
290,800	Allied Waste Industries Inc.[1]*	2,373
226,600	Global Payments Inc.[1]	12,409
195,000	Kelly Services Inc. Cl. A1	5,248
53,400	Republic Services Inc.[1]	1,645

		27,187

DIVERSIFIED FINANCIALS—7.3%
365,900	AmeriCredit Corp.[1]*	7,098
84,900	Eaton Vance Corp.	3,703
302,500	Jefferies Group Inc.[1]	12,139
370,300	Raymond James Financial Inc.[1]	9,665
14,000	Student Loan Corp.[1]	2,051

		34,656

ELECTRIC UTILITIES—1.9%
382,400	PNM Resources Inc.[1]	8,902

ELECTRONIC EQUIPMENT & INSTRUMENTS—5.8%
414,100	Checkpoint Systems Inc.[1]*	7,081
364,000	FLIR Systems Inc.[1]*	19,368
144,700	Sanmina-SCI Corp.*	1,158

		27,607

GAS UTILITIES—1.5%
272,100	ONEOK Inc.	7,298

HEALTH CARE EQUIPMENT & SUPPLIES—4.8%
325,600	The Cooper Companies Inc.[1]	22,906

HEALTH CARE PROVIDERS & SERVICES—10.2%
183,800	Accredo Health Inc.[1]*	4,233
194,400	American Healthways Inc.[1]*	5,867
357,300	Covance Inc.[1]*	14,192
116,400	Pediatrix Medical Group Inc.*	6,548
419,100	Pharmaceutical Product Development Inc.[1]*	17,699

		48,539

HOTELS RESTAURANTS & LEISURE—5.3%
50,600	Brinker International Inc.[1]*	1,634
216,649	CEC Entertainment Inc.*	8,237

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

HOTELS RESTAURANTS & LEISURE—Continued
253,400	Sonic Corp.[1]	$6,900
290,000	WMS Industries Inc.1*	8,483

		25,254

HOUSEHOLD DURABLES—10.7%
78,400	Harman International Industries Inc.	9,422
435,300	Hovnanian Enterprises Inc. Cl. A1*	16,341
107,100	Meritage Homes Corp.1*	9,500
156,100	Snap-on Inc.	4,586
193,400	Standard Pacific Corp.[1]	10,859

		50,708

INSURANCE—6.6%
184,300	Commerce Group Inc.[1]	9,327
101,750	Delphi Financial Group Inc.[1]	4,159
260,600	Philadelphia Consolidated Holding Corp.*	15,110
75,900	Protective Life Corp.	2,983

		31,579

INTERNET & CATALOG RETAIL—0.6%
71,700	School Specialty Inc.1*	2,934

MEDIA—2.0%
216,100	Scholastic Corp.[1]	6,552
392,900	Sinclair Broadcast Group Inc. Cl. A1	2,750

		9,302

OIL & GAS—4.9%
261,900	Cabot Oil & Gas Corp.[1]	11,081
278,300	Chesapeake Energy Corp.[1]	4,475
317,700	Swift Energy Co.1*	7,704

		23,260

PERSONAL PRODUCTS—2.2%
307,100	Chattem Inc.[1]	10,276

PHARMACEUTICALS—1.4%
28,050	Barr Pharmaceuticals Inc.*	1,056
237,000	KV Pharmaceutical Co.*	4,866
28,700	KV Pharmaceutical Co. Cl. A1*	572

		6,494

REAL ESTATE—3.3%
187,900	Entertainment Properties Trust	7,497
146,600	SL Green Realty Corp.	8,037

		15,534

SPECIALTY RETAIL—2.1%
461,300	CSK Auto Corp.	6,753
195,200	Movie Gallery Inc.[1]	3,158

		9,911

TEXTILES & APPAREL—2.1%
447,400	Phillips-Van Heusen Corp.[1]	10,196

WIRELESS TELECOMMUNICATION SERVICES—2.9%
794,600	American Tower Corp. Cl. A1*	13,659

TOTAL COMMON STOCKS (Cost $377,964)		456,080

OTHER INVESTMENT COMPANIES—1.7%

(Cost $7,883)
Shares

46,800	iShares Russell Midcap Value Index Fund[1]	8,153

SHORT-TERM INVESTMENTS—31.6%

Principal
Amount
(000s)

REPURCHASE AGREEMENT
$46,323	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.300% collateralized by a U.S. Treasury Bond 8.000% November 15, 2021, market value $47,260 (par value of $33,295)	46,323

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
103,885,718	Prime Portfolio 1.740%	103,886

TOTAL SHORT-TERM INVESTMENTS (Cost $150,209)		150,209

TOTAL INVESTMENTS—129.3% (Cost $536,056)		614,442
CASH AND OTHER ASSETS, LESS LIABILITIES—(29.3%)		(139,077)

TOTAL NET ASSETS—100.0%		$475,365

1	A portion or all of this security was out on loan at October 31, 2004.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—October 31, 2004

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Value	Value	Value

ASSETS
Investments, at identified cost*	$5,787,480	$53,470	$628,529	$343,278	$11,028	$536,056

Investments, at value (including securities loaned of $273,731; $6,656; $0; $12,641; $479; $101,817)	$6,883,912	$56,009	$685,797	$382,328	$11,039	$568,119
Repurchase agreements	—	986	55,547	9,864	188	46,323
Cash	—	—	1	—	—	1
Receivables for:
Investments sold	30,452	—	25,703	—	—	2,007
Capital shares sold	15,255	39	364	640	20	941
Dividends	2,758	5	91	489	9	162
Interest	25	—	6	1	—	5
Other assets	76	24	24	42	4	5

Total Assets	6,932,478	57,063	767,533	393,364	11,260	617,563
LIABILITIES
Payables for:
Investments purchased	29,273	—	22,795	—	123	37,792
Capital shares reacquired	8,723	85	239	6,304	16	215
Collateral for securities loaned	280,580	6,779	—	12,948	489	103,886
Accrued expenses:
Management fees	3,189	26	512	187	6	272
12b-1 fees	22	—	7	4	—	5
Trustees’ fees and expenses	26	—	3	2	1	1
Transfer agent fees	342	4	46	18	1	23
Other	46	2	12	17	—	4

Total Liabilities	322,201	6,896	23,614	19,480	636	142,198
NET ASSETS	$6,610,277	$50,167	$743,919	$373,884	$10,624	$475,365

Net Assets Consist of:
Paid-in capital	$8,555,825	$51,598	$601,231	$349,030	$9,338	$394,170
Undistributed/(overdistributed) net investment income	4,694	—	—	1,395	20	—
Accumulated net realized gain/(loss)	(3,046,674)	(4,956)	29,873	(25,455)	1,067	2,809
Unrealized appreciation/(depreciation) of investments	1,096,432	3,525	112,815	48,914	199	78,386

	$6,610,277	$50,167	$743,919	$373,884	$10,624	$475,365

NET ASSET VALUE PER SHARE BY CLASS[1] :
Institutional Class
Net assets	$6,497,130	$49,275	$709,318	$352,917	$10,354	$449,467
Shares of beneficial interest	242,323	8,006	55,311	23,520	934	27,114
Net asset value per share	$26.81	$6.15	$12.82	$15.00	$11.09	$16.58
Retirement Class
Net assets	$11,775	$1	$8,074	$4,515	$2	$1,911
Shares of beneficial interest	440	—	632	301	—	115
Net asset value per share	$26.77	$6.15	$12.78	$14.99	$11.09	$16.57
Investor Class
Net assets	$101,372	$891	$26,527	$16,452	$268	$23,987
Shares of beneficial interest	3,804	145	2,082	1,100	24	1,454
Net asset value per share	$26.65	$6.15	$12.74	$14.96	$11.09	$16.50

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF OPERATIONS—Year Ended October 31, 2004

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Value	Value	Value

Investment Income:
Dividends	$41,982	$96	$2,119	$4,935	$88	$1,249
Interest	1,556	8	434	111	3	166
Securities lending income	7,618	42	—	180	26	762
Foreign taxes withheld	(1,451)	—	—	(15)	—	—

Total Investment Income	49,705	146	2,553	5,211	117	2,177
Operating Expenses:
Management fees	39,225	333	5,494	1,757	71	2,291
12b-1 fees:
Retirement Class	18	—	17	4	—	—
Investor Class	180	1	54	33	—	27
Shareholder communications	579	4	32	21	—	6
Custodian fees	313	69	80	44	66	67
Transfer agent fees:
Institutional Class	3,711	26	411	163	5	175
Retirement Class	4	—	4	1	—	—
Investor Class	172	1	52	31	—	25
Professional fees	363	2	27	15	1	12
Trustees’ fees and expenses	109	1	13	5	1	4
Registration fees	110	57	97	48	53	46
Miscellaneous	112	1	9	7	—	4

Total operating expenses	44,956	495	6,290	2,129	197	2,657
Management fees waived	—	(33)	—	—	(7)	—
Transfer agent fees waived	(385)	(3)	(45)	(18)	—	(19)
Other expenses waived	(270)	(21)	(71)	(67)	(95)	—

Net operating expenses	44,301	438	6,174	2,044	95	2,638

Net Investment Income/(Loss)	5,404	(292)	(3,621)	3,167	22	(461)
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	374,635	825	56,471	992	1,683	3,430
Foreign currency transactions	527	—	—	—	—	—
Change in net unrealized appreciation/ (depreciation) of:
Investments	28,726	221	(10,921)	24,142	(831)	49,767
Translation of assets and liabilities in foreign currencies	(16)	—	—	—	—	—

Net gain/(loss) on investment transactions	403,872	1,046	45,550	25,134	852	53,197

Net Increase/(Decrease) in Net Assets Resulting from Operations	$409,276	$754	$41,929	$28,301	$874	$52,736

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	Capital Appreciation		Mid Cap Growth

	November 1,	November 1,	November 1,	November 1,
	2003	2002	2003	2002
	through	through	through	through
	October 31,	October 31,	October 31,	October 31,
	2004	2003	2004	2003

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$5,404	$12,729	$(292)	$(133)
Net realized gain/(loss) on investments	375,162	(343,181)	825	(631)
Net unrealized appreciation/(depreciation) of investments	28,710	1,362,780	221	5,982

Net increase/(decrease) in net assets resulting from operations	409,276	1,032,328	754	5,218

Distributions to Shareholders:
Net investment income:
Institutional Class	(12,152)	(8,941)	—	—
Retirement Class	(2)	—	—	—
Investor Class	—	(5)	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—
Retirement Class	—	—	—	—
Investor Class	—	—	—	—

Total distributions to shareholders	(12,154)	(8,946)	—	—

Net Assets Acquired from Fund Merger[1]	—	—	—	—

Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	(166,290)	300,571	23,455	11,766

Net increase/(decrease) in net assets	230,832	1,323,953	24,209	16,984
Net Assets:
Beginning of period	6,379,445	5,055,492	25,958	8,974

End of period*	$6,610,277	$6,379,445	$50,167	$25,958

* Includes undistributed/(over-distributed) net investment income of:	$4,694	$12,154	$—	$—

1	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor		Harbor		Harbor		Harbor
Small Cap Growth		Large Cap Value		Mid Cap Value		Small Cap Value

November 1,	November 1,	November 1,	November 1,	November 1,	November 1,	November 1,	November 1,
2003	2002	2003	2002	2003	2002	2003	2002
through	through	through	through	through	through	through	through
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2004	2003	2004	2003	2004	2003	2004	2003

$(3,621)	$(2,110)	$3,167	$1,593	$22	$9	$(461)	$(148)
56,471	7,726	992	(2,624)	1,683	(258)	3,430	(227)
(10,921)	141,037	24,142	33,601	(831)	1,518	49,767	28,728

41,929	146,653	28,301	32,570	874	1,269	52,736	28,353

—	—	(2,119)	(1,676)	(10)	—	—	—
—	—	(18)	—	—	—	—	—
—	—	(50)	(15)	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	(2,187)	(1,691)	(10)	—	—	—

—	65,746	—	—	—	—	—	—

53,495	332,145	138,924	35,904	1,755	1,869	261,956	117,414

95,424	544,544	165,038	66,783	2,619	3,138	314,692	145,767
648,495	103,951	208,846	142,063	8,005	4,867	160,673	14,906

$743,919	$648,495	$373,884	$208,846	$10,624	$8,005	$475,365	$160,673

$—	$—	$1,395	$420	$20	$9	$—	$—

DOMESTIC EQUITY

Harbor Domestic Equity Funds
Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income from Investment Operations			Less Distributions

	Net Asset				Dividends	Distributions
	Value	Net	Net Realized and	Total from	from Net	from Net
	Beginning	Investment	Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)	on Investments	Operations	Income	Capital Gains[8]

HARBOR CAPITAL APPRECIATION FUND
Institutional Class
October 31, 2004	$25.21	$.02 [c]	$1.63	$1.65	$(.05)	$—
October 31, 2003	21.04	.05 [c]	4.16	4.21	(.04)	—
October 31, 2002	26.40	.04	(5.36)	(5.32)	(.04)	—
October 31, 2001	48.16	.04	(15.63)	(15.59)	—	(6.17)
October 31, 2000	46.92	—	5.84	5.84	—	(4.60)
Retirement Class
October 31, 2004	$25.21	$—	$1.59	$1.59	$(.03)	$—
October 31, 2003[1]	21.04	.04 [c]	4.17	4.21	(.04)	—
Investor Class
October 31, 2004	$25.12	$(.05)[c]	$1.58	$1.53	$—	$—
October 31, 2003[1]	21.04	—	4.11	4.11	(.03)	—

HARBOR MID CAP GROWTH FUND
Institutional Class
October 31, 2004	$5.96	$—	$.19	$.19	$—	$—
October 31, 2003	4.14	(.03)[c]	1.85	1.82	—	—
October 31, 2002	5.64	(.06)[c]	(1.44)	(1.50)	—	—
October 31, 2001[2]	10.00	—	(4.36)	(4.36)	—	—
Retirement Class
October 31,2004	$5.96	$(.04)[c]	$.23	$.19	$—	$—
October 31, 2003[1]	4.14	(.02)[c]	1.84	1.82	—	—
Investor Class
October 31, 2004	$5.96	$.01 [c]	$.18	$.19	$—	$—
October 31, 2003[1]	4.14	(.02)[c]	1.84	1.82	—	—

HARBOR SMALL CAP GROWTH FUND
Institutional Class
October 31, 2004	$12.05	$—	$.77	$.77	$—	$—
October 31, 2003	8.65	(.04)[c]	3.44	3.40	—	—
October 31, 2002[3]	9.72	(.03)[c]	(1.04)	(1.07)	—	—
October 31, 2001[2]	10.00	—	(.28)	(.28)	—	—
Retirement Class
October 31, 2004	$12.05	$(.02)[c]	$.75	$.73	$—	$—
October 31, 2003[1]	8.65	(.02)[c]	3.42	3.40	—	—
Investor Class
October 31, 2004	$12.02	$.02 [c]	$.70	$.72	$—	$—
October 31, 2003[1]	8.65	(.06)[c]	3.43	3.37	—	—

See page 48 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of	Ratio of
					Operating		Expenses Not	Expenses Net		Interest/Dividend	Net Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Expense to	Income/(Loss)
Total	Value	Total		End of Period	Average		Average	to Average		Average	to Average	Portfolio
Distributions	End of Period	Return		(000s)	Net Assets (%)[9]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)	Turnover (%)

$(.05)	$26.81	6.54	% [d]	$6,497,130	.67%[c]		.01%	.67%[c]		—%	.09%[c]	67%
(.04)	25.21	20.04	[d]	6,338,120	.71	[c]	.01	.71	[c]	—	.24 [c]	64
(.04)	21.04	(20.20)		5,055,492	.69		—	.69		.01 [f]	.16	76
(6.17)	26.40	(35.23)		6,020,099	.66		—	.66		—	.15	89
(4.60)	48.16	12.26		9,100,317	.64		—	.64		—	(.07)	86
$(.03)	$26.77	6.32	% [d]	$11,775	.92%[c]		.01%	.92%[c]		—%	(.18)%[c]	67%
(.04)	25.21	20.04	[d]	850	.94	[c]	.01	.94	[c]	—	(.09)[c]	64
$—	$26.65	6.09	% [d]	$101,372	1.10%[c]		.01%	1.10%[c]		—%	(.35)%[c]	67%
(.03)	25.12	19.55	[d]	40,475	1.13	[c]	.01	1.13	[c]	—	(.29)[c]	64

$—	$6.15	3.19	% [d]	$49,275	0.98%[c]		.14%	.98%[c]		—%	(.65)%[c]	77%
—	5.96	44.31	[d]	25,743	1.20	[c]	.58	1.20	[c]	—	(.95)[c]	114
—	4.14	(26.77	) [d]	8,974	1.20	[c]	.31	1.20	[c]	—	(1.11)[c]	70
—	5.64	(43.60	) [d]	9,752	1.20	[c]	.53	1.20	[c]	—	(.92)[c]	61
$—	$6.15	3.19	% [d]	$1	1.23%[c]		.08%	1.23%[c]		—%	(.90)%[c]	77%
—	5.96	44.31	[d]	6	1.40	[c]	.63	1.40	[c]	—	(1.13)[c]	114
$—	$6.15	3.19	% [d]	$891	1.38%[c]		.18%	1.38%[c]		—%	(1.06)%[c]	77%
—	5.96	44.31	[d]	209	1.40	[c]	.81	1.40	[c]	—	(1.13)[c]	114

$—	$12.82	6.39	% [d]	$709,318	.83%[c]		.02%	.83%[c]		—%	(.48)%[c]	54%
—	12.05	39.31	[d]	631,734	.93	[c]	.02	.93	[c]	—	(.61)[c]	83
—	8.65	(11.01	) [d]	103,951	.95	[c]	.08	.95	[c]	—	(.71)[c]	50
—	9.72	(2.80	) [d]	17,317	1.20	[c]	.63	1.20	[c]	—	(.67)[c]	56
$—	$12.78	6.06	% [d]	$8,074	1.08%[c]		.01%	1.08%[c]		—%	(.73)%[c]	54%
—	12.05	39.31	[d]	4,482	1.16	[c]	.02	1.16	[c]	—	(.83)[c]	83
$—	$12.74	5.90	% [d]	$26,527	1.25%[c]		.02%	1.25%[a,c]		—%	(.91)%[c]	54%
—	12.02	39.08	[d]	12,279	1.36	[c]	.02	1.36	[c]	—	(1.03)[c]	83

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income from Investment Operations				Less Distributions

	Net Asset					Dividends	Distributions
	Value	Net		Net Realized and	Total from	from Net	from Net
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[8]

HARBOR LARGE CAP VALUE FUND

Institutional Class
October 31, 2004	$13.52	$.14	[c]	$1.45	$1.59	$(.11)	$—
October 31, 2003	11.43	.11	[c]	2.11	2.22	(.13)	—
October 31, 2002	13.01	.10		(1.63)	(1.53)	(.05)	—
October 31, 2001[4]	13.88	.24		(.68)	(.44)	(.24)	(.19)
October 31, 2000	15.40	.27		.08	.35	(.30)	(1.57)

Retirement Class
October 31, 2004	$13.52	$.08	[c]	$1.50	$1.58	$(.11)	$—
October 31, 2003[1]	11.43	.15	[c]	2.07	2.22	(.13)	—

Investor Class
October 31, 2004	$13.49	$.10	[c]	$1.43	$1.53	$(.06)	$—
October 31, 2003[1]	11.43	.10	[c]	2.07	2.17	(.11)	—

HARBOR MID CAP VALUE FUND

Institutional Class
October 31, 2004[5]	$10.06	$.02	[c]	$1.01	$1.03	$—	$—
October 31, 2003	8.33	.01	[c]	1.72	1.73	—	—
October 31, 2002[6]	10.00	—		(1.67)	(1.67)	—	—

Retirement Class
October 31, 2004[5]	$10.06	$.02	[c]	$1.01	$1.03	$—	$—
October 31, 2003[1]	8.33	—		1.73	1.73	—	—

Investor Class
October 31, 2004[5]	$10.06	$(.01)[c]		$1.04	$1.03	$—	$—
October 31, 2003[1]	8.33	(.01)[c]		1.74	1.73	—	—

HARBOR SMALL CAP VALUE FUND

Institutional Class
October 31, 2004	$13.88	$—		$2.70	$2.70	$—	$—
October 31, 2003	9.99	(.01)[c]		3.90	3.89	—	—
October 31, 2002[7]	10.00	(.02)[c]		.01	(.01)	—	—

Retirement Class
October 31, 2004	$13.88	$.02	[c]	$2.67	$2.69	$—	$—
October 31, 2003[1]	9.99	(.02)[c]		3.91	3.89	—	—

Investor Class
October 31, 2004	$13.87	$—		$2.63	$2.63	$—	$—
October 31, 2003[1]	9.99	(.02)[c]		3.90	3.88	—	—

1	Commenced operations on November 1, 2002.

2	Commenced operations on November 1, 2000.

3	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

4	Effective September 20, 2001, Harbor Value Fund changed its name to Harbor Large Cap Value Fund and appointed Armstrong Shaw Associates, Inc. as its subadviser.

5	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its subadviser.

6	Commenced operations on March 1, 2002.

7	Commenced operations on December 14, 2001.

8	Includes both short-term and long-term capital gains.

9	Credit balance arrangements had no impact on expense ratios.

a	Annualized.

b	Unannualized.

c	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Dividend expense for investments sold short.

f	Interest expense for swap agreements.

g	Assets in this class were too small to incur any income or expense.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of	Ratio of Net
					Operating		Expenses Not	Expenses Net		Interest/Dividend	Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Expense to	Income/(Loss)
Total	Value End of	Total		End of Period	Average		Average	to Average		Average	to Average	Portfolio
Distributions	Period	Return		(000s)	Net Assets (%)[9]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)	Turnover (%)

$(.11)	$15.00	11.79	% [d]	$352,917	.68%[c]		.02%	.68%[c]		—%	1.10%[c]	19%
(.13)	13.52	19.56	[d]	202,159	.77	[c]	.01	.77	[c]	—	.94 [c]	25
(.05)	11.43	(11.83)		142,063	.77		—	.77		—	.75	35
(.43)	13.01	(3.20)		130,029	.77		—	.77		.14 [e]	1.64	194
(1.87)	13.88	3.07		147,615	.80		—	.80		.16 [e]	2.05	106
$(.11)	$14.99	11.69	% [d]	$4,515	.92%[c]		.03%	.92%[c]		—%	.86%[c]	19%
(.13)	13.52	19.56	[d]	5	.93	[c]	.01	.93	[c]	—	.66 [c]	25
$(.06)	$14.96	11.34	% [d]	$16,452	1.10%[c]		.03%	1.10%[c]		—%	.68%[c]	19%
(.11)	13.49	19.13	[d]	6,682	1.17	[c]	.01	1.17	[c]	—	.34 [c]	25

$—	$11.09	10.36	% [d]	$10,354	1.02%[c]		1.08%	1.02%[c]		—%	.23%[c]	152%
—	10.06	20.77	[d]	7,959	1.20	[c]	1.15	1.20	[c]	—	.15 [c]	67
—	8.33	(16.70	) [b,d]	4,867	1.20	[a,c]	1.93 [a]	1.20	[a,c]	—	(.22)[a,c]	41 [b]
$—	$11.09	10.36	% [d]	$2	—	[g]	—	—	[g]	—%	— [g]	152%
—	10.06	20.77	[d]	—	—	[g]	—	—	[g]	—	— [g]	67
$—	$11.09	10.24	% [d]	$268	1.39%[c]		1.53%	1.39%[c]		—%	(.15)%[c]	152%
—	10.06	20.77	[d]	46	1.39	[c]	1.38	1.39	[c]	—	(.16)[c]	67

$—	$16.58	19.45	% [d]	$449,467	.84%[c]		.01%	.84%[c]		—%	(.13)%[c]	12%
—	13.88	38.94	[d]	159,380	.94	[c]	.30	.94	[c]	—	(.25)[c]	13
—	9.99	(.10	) [b,d]	14,906	1.20	[a,c]	.90 [a]	1.20	[a,c]	—	(.46)[a,c]	20 [b]
$—	$16.57	19.38	% [d]	$1,911	.93%[c]		.01%	.93%[c]		—%	(.24)%[c]	12%
—	13.88	38.94	[d]	3	1.18	[c]	.30	1.18	[c]	—	(.59)[c]	13
$—	$16.50	18.96	% [d]	$23,987	1.25%[c]		.01%	1.25%[c]		—%	(.53)%[c]	12%
—	13.87	38.84	[d]	1,290	1.29	[c]	.30	1.29	[c]	—	(.57)[c]	13

DOMESTIC EQUITY

Harbor International Equity Funds
Harbor International Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Northern Cross Investments
  Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
Hakan Castegren
Portfolio Manager

Hakan Castegren has managed the Fund since its inception in 1987.

INVESTMENT GOAL

Long-term total return, principally from growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks.

 TOP TEN HOLDINGS (% of net assets)

BHP Billiton plc	2.9%
Continental AG	2.6%
Ericsson (LM) Tel Ab Series B	2.4%
BP plc	2.4%
ABB Ltd.	2.2%
Credit Agricole SA	2.1%
Canon Inc.	2.1%
Compagnie Financiere Richemont AG Cl. A	2.1%
Petroleo Brasileiro SA—PETROBRAS Pfd.	2.0%
Total SA	1.9%

 REGION BREAKDOWN

 FUND CATEGORY

 TOP 10 COUNTRIES (% of net assets)

Japan	16.0%
United Kingdom	14.4%
France	14.3%
Switzerland	10.0%
Malaysia	5.5%
Sweden	5.2%
Italy	5.1%
Brazil	4.4%
Netherlands	4.2%
Australia	4.1%

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance Overview

International stocks performed well and outpaced U.S. equities by a substantial margin for the 12 months ended October 31, 2004. For example, the MSCI EAFE® Index of foreign equities returned 18.84% in U.S. dollar terms for the period, compared with 9.42% for U.S. large cap stocks, as represented by the S&P 500 Index.

The Harbor International Fund outperformed the MSCI EAFE® Index during the May-October period, the final six months of the fiscal year, after trailing the benchmark for the six months ended April 30, 2004. The Fund lagged the Index for the full-year period but continued to outpace the MSCI EAFE® benchmark for the latest five-year and 10-year periods. Investments in almost every economic sector produced double-digit returns for the 12-month period for both the Fund and the benchmark. The only exceptions were information technology, where the Fund had a positive return versus a negative for the index, and the utilities sector, where the Fund had no holdings.

Leading Contributors

Investments in the energy and financial services sectors were the largest contributors to absolute performance. Energy stocks also were the leading contributor to the Fund’s relative performance with respect to the benchmark. Other contributors to relative performance included the health care and information technology sectors, where the Fund benefited from favorable stock selection. The Fund’s lack of representation among utility companies was a major detractor from relative performance as this turned out to be the best-performing sector within the index for the period. The Fund’s financial services investments produced double-digit returns but lagged the benchmark, and this also detracted from relative performance.

U.S.-based investors in foreign equities benefited from a decline in the value of the U.S. dollar against major foreign currencies during the period. Foreign currency effects contributed approximately 8 percentage points to the performances of the Fund and the MSCI EAFE® Index for investors in the U.S.

INTERNATIONAL EQUITY

Harbor International Fund
MANAGER’S COMMENTARY—Continued

Country allocations made a modest contribution to Fund returns compared with the MSCI EAFE® Index. The portfolio had overweighted positions in Brazil and France, which improved Fund returns for the period. Below-benchmark exposures in Australia, Japan, and the United Kingdom detracted slightly from the Fund’s performance relative to the benchmark.

Key Holdings

Among individual stocks, the largest single contributor to the Fund’s performance was Ericsson, based in Sweden, the worldwide supplier of mobile communications systems and among the five largest holdings in the portfolio as of October 31, 2004. Ericsson’s share price increased by nearly 70% during the 12-month period. Ericsson realized significantly improved margins resulting primarily from successful cost reduction programs. Shares of Continental AG, based in Germany and another top-five portfolio holding, rose by more than 60% during the period. Continental is an important producer of automotive components such as electronic brake and traction control systems. It has gained significant cost reduction benefits by shifting much of its European automobile tire production to facilities in Eastern Europe.

Two additional major holdings in the portfolio were important contributors to Fund performance. They included the Brazilian petroleum company, Petroleo Brasileiro, which was up by more than 60% for the 12 months, and BHP Billiton, the metals and mining company based in Australia, whose shares were up by more than 30% for the period. Billiton was the largest holding in the portfolio as of October 31, 2004, and Petroleo Brasileiro was among the top 10.

The Fund’s performance continued to benefit from its limited exposure to companies experiencing major share price declines. Holdings in three Japanese companies, Nomura Holdings, Nikon, and NEC, were among the largest detractors from Fund performance during the fiscal year, as was an investment in Swedish telecommunications services provider Tele2 Ab. None of these investments was among the Fund’s largest holdings.

Long Term Perspective

We believe that we can continue to achieve out performance over time by making long term investments in companies with prospects of margin expansion over a three to five-year period. This approach results in a low turnover strategy, which helps reduce our exposure to the push/pull effects of trading in international markets. We invest in companies whose businesses we understand and that are often out of favor at the time of initial investment.

As of October 31, 2004, the Fund’s largest allocations with respect to economic sectors were in financial services, consumer discretionary, energy, and materials. Relative to the MSCI EAFE® Index, the largest overweighted positions were in consumer discretionary, materials, and energy. In addition to the utilities sector, where the fund had no holdings, the most significant below-benchmark allocations were in health care and industrials.

The largest country-level positions as of October 31, 2004, were in Japan, the United Kingdom, France, and Switzerland. Compared with the MSCI EAFE® benchmark, the most significantly overweighted positions in the Fund as of October 31, 2004, were in Malaysia, France, Brazil, and Switzerland. The most underweighted positions were in the United Kingdom, Japan, Australia, and Germany.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 011
Cusip: 411511306
Ticker: HAINX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 211
Cusip: 411511652
Ticker: HRINX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 411
Cusip: 411511645
Ticker: HIINX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Beta vs MSCI EAFE® Index	1.15
Adjusted Price to Earnings Ratio	22.13
Portfolio Turnover for Year Ended 10-31-2004	12%
Average Market Capitalization ($Bil)	$36.03

 SECTOR ALLOCATION (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1994 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor International Fund

Institutional Class	17.26%	5.65%	9.48%	$24,738
Retirement Class	16.96	5.39	9.21	24,137
Investor Class	16.76	5.21	9.02	23,710

Comparative Index

MSCI EAFE®	18.84%	-0.92%	4.02%	$14,837

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.86%
Total Net Assets (000s):
  $7,567,123

RETIREMENT CLASS

Expense Ratio: 1.11%
Total Net Assets (000s):
  $27,727

INVESTOR CLASS

Expense Ratio: 1.29%
Total Net Assets (000s):
  $185,474

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,070.13	$4.47
Hypothetical (5% return)	1,000.00	1,020.37	4.37

Retirement Class
Actual	$1,000.00	$1,068.61	$5.77
Hypothetical (5% return)	1,000.00	1,019.11	5.63

Investor Class
Actual	$1,000.00	$1,067.69	$6.71
Hypothetical (5% return)	1,000.00	1,018.20	6.54

*	Expenses are equal to the Fund annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Investment Holding by Country (% of net assets)

(Excludes net cash and short-term investments of 3.3%)

Japan (JP)	16.0
United Kingdom (UK)	14.4
France (FR)	14.3
Switzerland (SWS)	10.0
Malaysia (MAL)	5.5
Sweden (SW)	5.2
Italy (IT)	5.1
Brazil (BR)	4.4
Netherlands (NET)	4.2
Australia (AUS)	4.1
Singapore (SGP)	3.3
Germany (GER)	2.6
Spain (SP)	1.8
China (CHN)	1.6
Denmark (DEN)	1.6
Finland (FIN)	1.2
South Africa (S. AFR)	1.0
Hong Kong (HK)	0.4

COMMON STOCKS—92.3%

		Value
Shares		(000s)

AUTO COMPONENTS—4.4%
3,722,000	Continental AG (GER)	$203,504
2,597,345	Michelin (CGDE) Cl. B (FR)	141,744

		345,248

AUTOMOBILES—3.4%
2,006,700	Peugeot SA (FR)	123,661
3,667,000	Toyota Motor Corp. (JP)	142,216

		265,877

BANKS—18.0%
5,470,302	ABN Amro Holding NV (NET)	131,345
31,207,677	Banca Intesa SpA (IT)	128,123
3,175,000	Banco Popolare di Verona e Novara S.c.r.l. (IT)	56,408
12,426,000	Bank of Yokohama Ltd. (JP)	74,203
5,542,977	Credit Agricole SA (FR)	162,894
1,404,600	Credit Suisse Group—Registered (SWS)	48,133
15,050,000	DBS Group Holdings Ltd. (SGP)	141,294
43,600,000	Malayan Banking Berhad (MAL)	126,268
6,100	Mitsubishi Tokyo Financial Group Inc. (JP)	51,693
7,346,100	San Paolo IMI SpA (IT)	93,266
8,181,861	Standard Chartered plc (UK)	146,236
8,850,000	Sumitomo Trust and Banking Co. Ltd. (JP)	51,579
970,188	UBS AG—Registered (SWS)	70,203
14,574,842	United Overseas Bank Ltd. (SGP)	118,381

		1,400,026

BEVERAGES—1.5%
8,972,592	Diageo plc (UK)	120,153

BUILDING PRODUCTS—3.2%
15,125,000	Asahi Glass Co. Ltd. (JP)	138,969
1,968,724	Compagnie de Saint-Gobain (FR)	108,363

		247,332

CHEMICALS—1.1%
5,439,426	The BOC Group plc (UK)	87,740

COMMUNICATIONS EQUIPMENT—2.6%
484,360	Ericsson (LM) Tel Ab Cl. B ADR (SW)[1]*	14,003
64,906,218	Ericsson (LM) Tel Ab Series B (SW)*	188,644

		202,647

COMPUTERS & PERIPHERALS—0.7%
9,280,000	NEC Corp. (JP)	51,355

DIVERSIFIED FINANCIALS—4.4%
10,970,000	Investor Ab Cl. B (SW)	122,087
9,219,000	Nomura Holdings Inc. (JP)	112,337
890,000	ORIX Corp. (JP)	104,171

		338,595

DIVERSIFIED TELECOMMUNICATION SERVICES—3.5%
8,390,000	Telefonica SA (SP)	139,156
45,000,000	Telekom Malaysia Berhad (MAL)	136,261

		275,417

ELECTRICAL EQUIPMENT—2.2%
29,750,000	ABB Ltd. (SWS)*	171,861

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.5%
1,110,000	Hoya Corp. (JP)	114,002

FOOD PRODUCTS—1.7%
552,000	Nestle SA—Registered (SWS)	130,672

HOTELS RESTAURANTS & LEISURE—2.6%
2,184,500	Accor SA (FR)	90,845
15,800,000	Genting Berhad (MAL)	70,288
17,700,000	Resorts World Berhad (MAL)	44,490

		205,623

HOUSEHOLD DURABLES—0.8%
1,853,300	Sony Corp. (JP)	64,635

INDUSTRIAL CONGLOMERATES—0.7%
35,000,000	Sime Darby Berhad (MAL)	52,438

INSURANCE—2.3%
5,313,956	AXA SA (FR)	114,868
2,391,007	ING Groep NV (NET)	63,632

		178,500

MEDIA—4.2%
7,335,109	British Sky Broadcasting Group plc (UK)	68,532
15,397,174	ITV plc (UK)	30,269
1,833,665	JCDecaux SA (FR)	45,725

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

MEDIA—Continued
2,842,600	News Corp. Ltd. ADR (AUS)[1]	$91,702
3,050,000	Publicis Groupe SA (FR)	91,137

		327,365

METALS & MINING—6.6%
4,793,740	Anglo American plc ADR (UK)[1]	106,613
610,425	Anglo American plc (UK)	13,427
2,086,000	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	77,349
22,450,484	BHP Billiton plc (AUS)	228,409
3,408,963	Rio Tinto plc—Registered (UK)	89,544

		515,342

OFFICE ELECTRONICS—2.1%
3,285,000	Canon Inc. (JP)	162,294

OIL & GAS—10.1%
11,433,662	BG Group plc (UK)	74,733
18,921,893	BP plc (UK)	183,659
320,500,000	China Petroleum & Chemical Corp (Sinopec Corp.) (CHN)	122,369
5,292,700	Eni SpA (IT)	121,001
2,365,000	Royal Dutch Petroleum Co. ADR (NET)[1]	128,278
12,400	Royal Dutch Petroleum Co. (NET)	674
725,744	Total SA (FR)	151,360

		782,074

PAPER & FOREST PRODUCTS—2.3%
2,147,704	Svenska Cellulosa Ab Series B (SW)	80,077
4,880,000	UPM-Kymmene Corp. (FIN)	96,623

		176,700

PERSONAL PRODUCTS—1.1%
6,670,000	Shiseido Co. Ltd. (JP)	86,984

PHARMACEUTICALS—4.1%
2,659,690	Novartis AG—Registered (SWS)	127,385
2,463,100	Novo Nordisk A/ S Series B (DEN)	122,741
650,000	Roche Holdings Ltd. (SWS)	66,499

		316,625

SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.1%
8,925,000	Nikon Corp. (JP)	87,469

SPECIALTY RETAIL—2.1%
5,670,800	Compagnie Financiere Richemont AG Cl. A (SWS)	161,019

TOBACCO—1.1%
5,793,262	British American Tobacco plc (UK)	87,173

WIRELESS TELECOMMUNICATION SERVICES—2.9%
2,138,000	Bouygues SA (FR)	84,447
45,069	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	656
10,725,000	China Mobile (Hong Kong) Ltd. (HK)	31,137
43,631,570	Vodafone Group plc (UK)	112,118

		228,358

TOTAL COMMON STOCKS (Cost $4,763,823)		7,183,524

PREFERRED STOCKS—4.4%

		Value
Shares		(000s)

BANKS—0.9%
1,168,107	Banco Bradesco SA (BR)	$70,827

METALS & MINING—1.4%
6,024,000	Companhia Vale do Rio Doce Cl. A (BR)	109,777

OIL & GAS—2.1%
4,829,000	Petroleo Brasileiro SA—PETROBRAS (BR)	158,146

TOTAL PREFERRED STOCKS (Cost $142,073)		338,750

SHORT-TERM INVESTMENTS—2.9%

Principal
Amount
(000s)

COMMERCIAL PAPER
	ChevronTexaco Corp.
$39,072	1.700%— 11/01/2004	$39,072
37,084	1.760%— 11/04/2004	37,084

		76,156

	General Electric Capital Corp.
37,349	1.760%— 11/03/2004	37,349
43,005	1.780%— 11/05/2004	43,005

		80,354

	Prudential Funding Corp.
41,722	1.730%— 11/01/2004	41,722
29,700	1.760%— 11/02/2004	29,700

		71,422

TOTAL SHORT-TERM INVESTMENTS (Cost $227,932)		227,932

TOTAL INVESTMENTS—99.6% (Cost $5,133,828)		7,750,206
CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		30,118

TOTAL NET ASSETS—100.0%		$7,780,324

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Marsico Capital
  Management, LLC
1200 17th Street
Denver, CO 80202
James Gendelman
Portfolio Manager

James Gendelman has managed the Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential.

 TOP TEN HOLDINGS (% of net assets)

Renault SA	4.1%
UBS AG—Registered	4.0%
HSBC Holdings plc	4.0%
Roche Holdings Ltd.	3.6%
InterContinental Hotels Group plc	3.5%
NTL Inc.	3.2%
Tyco International Ltd.	3.0%
Carnival plc	3.0%
Samsung Electronics Co. Ltd.	2.8%
Research In Motion Ltd.	2.7%

 FUND CATEGORY

 REGION BREAKDOWN

 TOP 10 COUNTRIES (% of net assets)

United Kingdom	19.6%
Japan	12.7%
Switzerland	11.7%
France	7.9%
Canada	6.0%
Germany	5.8%
United States	5.2%
Mexico	4.6%
Hong Kong	3.8%
Australia	3.2%

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

International growth stocks trailed their value-oriented counterparts but still delivered solid results for the 12 months ended October 31, 2004. With a favorable start and a strong finish, the MSCI EAFE® Growth Index had a total return of 14.00% in U.S. dollar terms for the period. Almost all of that gain came in the first four months of the fiscal year, from November 2003 through February 2004. The index declined by more than 5% over the following six months and then recovered with an increase of nearly 6% in September and October of 2004.

Performance

The Harbor International Growth Fund provided positive returns but lagged the MSCI EAFE® Growth Index for the 12-month period. Virtually all of the below-benchmark performance occurred before Marsico Capital Management, LLC, became subadviser of the Fund, on March 1, 2004. However, since Marsico Capital Management, LLC, took over portfolio management of the Fund on March 1, 2004, Fund performance has been similar to the index.

In Marsico Capital Management’s first eight months as portfolio manager (from March 1 through October 31, 2004), returns of both the index and the Fund were virtually flat. The MSCI EAFE® Growth Index returned 0.33% for the eight-month period, while the Fund returned 0.24% (Institutional and Retirement Class) and 0.00% (Investor Class). Only 6 of the 10 international economic sectors in the benchmark index had positive returns in the period, led by energy and utilities. The worst performing sector in the index was information technology.

Favorable stock selection in consumer discretionary and financial services companies were major contributors to Fund performance relative to the benchmark during the eight-month period. Health care investments detracted from performance, as did an absence of utility companies from the portfolio. Although it constituted only a small portion of the index, the utilities sector, as noted above, was one of the best performers for this period.

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY—Continued

Country allocations, as compared to the MSCI EAFE® Growth Index, had a modestly positive effect on the Fund’s performance during the March-October period. (Generally, country weightings are a residual of Marsico Capital Management’s investment process.) An underweighted exposure to companies in Japan, Finland, and the Netherlands helped the Fund’s investment return. Underweighted allocations in Australia, Belgium, and Italy detracted from performance. Currency-related impacts on the portfolio generally were not material during the eight-month period.

Key Contributors

Among individual stocks, leading contributors for the March-October period included Wynn Resorts, headquartered in the United States; Syngenta, a leading agribusiness firm based in Switzerland; Japanese bank UFJ Holdings; and Mobile Telesystems, a Russian wireless communications services company. Significant detractors included Samsung Electronics and Kookmin Bank, in South Korea; Spanish media company Sogecable; and EMI Group, the music recording and publishing company based in the United Kingdom. (UFJ Holdings, Kookmin Bank, and Sogecable were not held in the Fund as of October 31, 2004.)

For the first four months of the fiscal year (from November 1, 2003 through February 29, 2004) the Fund was managed by Mastholm Asset Management LLC. During this period, the industrials sector had the largest negative impact on Fund performance relative to the benchmark. Negative returns from information technology holdings also detracted from performance. Consumer discretionary stocks made the largest positive contribution to Fund performance for the four-month period. Energy sector holdings made positive contributions to both absolute and relative performance. Marsico Capital Management made significant changes to the portfolio after becoming subadviser on March 1, 2004.

Portfolio Overview

As of October 31, 2004, the Fund’s largest sector-related allocations were in consumer discretionary, financial services, and information technology. This investment posture, overall, was similar to the Fund’s positioning as of the end of the fiscal half-year on April 30, 2004. As of October 31, 2004, the largest overweighted allocation in the portfolio relative to the benchmark was the consumer discretionary sector, representing more than 30% of the portfolio compared with only about 13% of the index. This allocation included substantial holdings in media, hotel, restaurant, and leisure companies. Other above-benchmark allocations included financial services, consisting primarily of banking companies, and information technology. The largest underweighted allocations in the portfolio relative to the index were in the consumer staples, health care, and materials sectors.

The largest country-level allocations as of October 31, 2004, were—in order of magnitude—the United Kingdom, Japan, and Switzerland. Compared to the benchmark, the most overweighted country allocations were in companies with headquarters in the United States, Canada, and Mexico, none of which was represented in the index, and Switzerland. The largest below-benchmark allocations were Japan, the United Kingdom, and Australia.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risk, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 017
Cusip: 411511801
Ticker: HAIGX
Inception Date: 11-01-1993

RETIREMENT CLASS

Fund #: 217
Cusip: 411511637
Ticker: HRIGX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 417
Cusip: 411511629
Ticker: HIIGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Beta vs MSCI EAFE® Growth Index	1.20
Adjusted Price to Earnings Ratio	31.19
Portfolio Turnover for Year Ended 10-31-2004	216%
Average Market Capitalization ($Bil)	$29.80

 SECTOR ALLOCATION (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1994 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor International Growth Fund

Institutional Class	7.32%	-11.51%	0.02%	$10,016
Retirement Class	7.31	-11.64	-0.18	9,817
Investor Class	7.04	-11.79	-0.36	9,647

Comparative Index

MSCI EAFE® Growth	14.00%	-4.74%	1.71%	$11,843

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.93%
Total Net Assets (000s):
  $139,148

RETIREMENT CLASS

Expense Ratio: 1.19%
Total Net Assets (000s):
  $29

INVESTOR CLASS

Expense Ratio: 1.39%
Total Net Assets (000s):
  $3,128

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,021.84	$4.73
Hypothetical (5% return)	1,000.00	1,020.01	4.72

Retirement Class
Actual[1]	$1,000.00	$1,021.84	$6.05
Hypothetical (5% return)	1,000.00	1,018.71	6.04

Investor Class
Actual	$1,000.00	$1,020.63	$7.06
Hypothetical (5% return)	1,000.00	1,017.70	7.05

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
1	Assets were too small for class-level expenses to affect total return.

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Investment Holdings by Country (% of net assets)

(Excludes net cash and short-term investment of 3.2%)

United Kingdom (UK)	19.6
Japan (JP)	12.7
Switzerland (SWS)	11.7
France (FR)	7.9
Canada (CAN)	6.0
Germany (GER)	5.8
United States (US)	5.2
Mexico (MEX)	4.6
Hong Kong (HK)	3.8
Australia (AUS)	3.2
South Korea (S. KOR)	2.8
Brazil (BR)	2.0
Sweden (SW)	1.7
India (IND)	1.5
Singapore (SGP)	1.3
Norway (NOR)	1.2
Taiwan (TW)	1.2
Austria (AUT)	1.1
Hungary (HUN)	1.1
Russia (RUS)	1.1
China (CHN)	1.0
Malaysia (MAL)	0.3

COMMON STOCKS—95.2%

		Value
Shares		(000s)

AIR FREIGHT & COURIERS—1.0%
105,000	Yamato Transport Co. Ltd. (JP)	$1,415

AIRLINES—0.2%
1,072,600	AirAsia Berhad (MAL)	328

AUTOMOBILES—6.2%
260,000	Nissan Motor Co. Ltd. (JP)	2,927
70,168	Renault SA (FR)	5,886

		8,813

BANKS—14.8%
85,704	Bayer Hypo-Vereins (GER)	1,681
35,512	Erste Bank der oesterreichischen Sparkassen AG (AUT)	1,583
353,101	HSBC Holdings plc (UK)	5,704
337	Mitsubishi Tokyo Financial Group Inc. (JP)	2,856
31,828	OTP Bank Ltd. ADR (HUN)[1,2]	1,604
79,589	UBS AG—Registered (SWS)	5,759
72,253	Unibanco Holdings SA GDR (BR)[3]	1,911

		21,098

CHEMICALS—1.7%
25,383	Syngenta AG—Registered (SWS)	2,421

COMMUNICATIONS EQUIPMENT—4.5%
85,624	Ericsson (LM) Tel Ab Cl. B ADR (SW)[1]*	2,475
43,708	Research In Motion Ltd. (CAN)*	3,855

		6,330

DIVERSIFIED FINANCIALS—1.5%
134,113	ICICI Bank Ltd. ADR (IND)[1]	2,114

DIVERSIFIED TELECOMMUNICATION SERVICES—4.1%
43,042	China Telecom Corp. Ltd. ADR (CHN)[1]	1,379
67,596	NTL Inc. (UK)*	4,496

		5,875

ELECTRICAL EQUIPMENT—2.5%
47,695	Siemens AG—Registered (GER)	3,557

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
10,300	Keyence Corp. (JP)	2,321

FOOD & DRUG RETAILING—3.0%
122,295	Boots Group plc (UK)*	1,477
92,334	Shoppers Drug Mart Corp. (CAN)	2,803

		4,280

HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
31,236	Synthes Inc. (SWS)*	3,334

HOTELS RESTAURANTS & LEISURE—10.5%
81,135	Carnival plc (UK)	4,297
403,129	InterContinental Hotels Group plc (UK)	4,935
2,244,000	Shangri-La Asia Ltd. (HK)	2,579
53,486	Wynn Resorts Ltd. (US)*	3,110

		14,921

INDUSTRIAL CONGLOMERATES—3.0%
139,167	Tyco International Ltd. (US)	4,335

INSURANCE—1.5%
165	Millea Holdings Inc. (JP)	2,176

MARINE—1.2%
103,200	Golar LNG Ltd. (NOR)*	1,637

MEDIA—7.6%
794,364	EMI Group plc (UK)	3,094
67,677	Grupo Televisa SA de CV ADR (MEX)[1]	3,722
70,043	JCDecaux SA (FR)*	1,747
71,571	News Corp. Ltd. ADR (AUS)[1]	2,309

		10,872

OFFICE ELECTRONICS—1.0%
29,000	Canon Inc. (JP)	1,433

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

OIL & GAS—4.9%
28,774	CNOOC Ltd. ADR (HK)[1]	$1,491
71,502	Talisman Energy Inc. (CAN)	1,916
17,158	Total SA (FR)	3,578

		6,985

PERSONAL PRODUCTS—0.7%
47,098	Natura Cosmeticos (BR)	957

PHARMACEUTICALS—3.7%
50,775	Roche Holdings Ltd. (SWS)	5,195

REAL ESTATE—1.3%
1,628,000	CapitaLand Ltd. (SGP)	1,811

SEMICONDUCTOR EQUIPMENT & PRODUCTS—5.2%
199,153	ARM Holdings plc (UK)	356
435,000	ASM Pacific Technology Ltd. (HK)	1,407
10,020	Samsung Electronics Co. Ltd. (S. KOR)	3,936
217,467	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]*	1,646

		7,345

SOFTWARE—2.2%
18,058	SAP AG (GER)	3,088

SPECIALTY RETAIL—2.0%
80,500	Yamada Denki Co. Ltd. (JP)	2,854

WIRELESS TELECOMMUNICATION SERVICES—7.0%
62,714	America Movil SA de C.V. (MEX)	2,759
436	KDDI Corp. (JP)	2,100
10,309	Mobile TeleSystems ADR (RUS)[1]	1,496
1,403,062	Vodafone Group plc (UK)	3,605

		9,960

TOTAL COMMON STOCKS (Cost $126,902)		135,455

PREFERRED STOCK—1.6%

(Cost $2,320)
Shares		Value
		(000s)

73,200	News Corp. Ltd. ADR (AUS)[1]	$2,301

SHORT-TERM INVESTMENT—3.6%

(Cost $5,162)
Principal
Amount
(000s)

REPURCHASE AGREEMENT
$5,162	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.300% collateralized by a U.S. Treasury Bond 8.000% November 15, 2021, market value $5,266 (par value of $3,710)	$5,162

TOTAL INVESTMENTS—100.4% (Cost $134,384)		142,918
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.4%)		(613)

TOTAL NET ASSETS—100.0%		$142,305

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of this security. This security is priced by an independent pricing service selected by the adviser (Harbor Capital Advisors) and is considered to be liquid under procedures established by the Board of Trustees. At October 31, 2004, the security was valued at $1,604 or 1.1% of net assets, as shown below:

	Cost	Value
Security	(000s)	(000s)	Acquisition Date(s)

OTP Bank Ltd. ADR	$1,061	$1,604	03/03/2004 – 09/22/2004

3	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—October 31, 2004

(All amounts in Thousands, except per share amounts)

		Harbor
	Harbor	International
	International	Growth

ASSETS
Investments, at identified cost*	$5,133,828	$134,384

Investments, at value	$7,750,206	$137,756
Repurchase agreements	—	5,162
Foreign currency, at value (cost $240; $67)	240	67
Receivables for:
Investments sold	49,888	2,239
Capital shares sold	7,455	111
Dividends	12,134	97
Interest	66	1
Withholding tax receivable	2,688	205
Other assets	80	38

Total Assets	7,822,757	145,676
LIABILITIES
Payables for:
Investments purchased	32,450	3,154
Capital shares reacquired	3,203	134
Accrued expenses:
Management fees	4,657	58
12b-1 fees	44	1
Trustees’ fees and expenses	14	1
Transfer agent fees	350	6
Other	1,715	17

Total Liabilities	42,433	3,371
NET ASSETS	$7,780,324	$142,305

Net Assets Consist of:
Paid-in capital	$5,086,992	$649,171
Undistributed/(overdistributed) net investment income	59,184	519
Accumulated net realized gain/(loss)	17,441	(515,942)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	2,616,707	8,557

	$7,780,324	$142,305

NET ASSET VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$7,567,123	$139,148
Shares of beneficial interest	192,227	16,522
Net asset value per share	$39.37	$8.42
Retirement Class
Net assets	$27,727	$29
Shares of beneficial interest	706	3
Net asset value per share	$39.25	$8.42
Investor Class
Net assets	$185,474	$3,128
Shares of beneficial interest	4,741	372
Net asset value per share	$39.12	$8.41

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF OPERATIONS—Year Ended October 31, 2004

(All amounts in Thousands)

		Harbor
	Harbor	International
	International	Growth

Investment Income:
Dividends	$161,898	$2,831
Interest	1,984	55
Securities lending income	125	—
Foreign taxes withheld	(19,979)	(254)

Total Investment Income	144,028	2,632
Operating Expenses:
Management fees	51,079	1,396
12b-1 fees:
Retirement Class	39	—
Investor Class	334	6
Shareholder communications	431	50
Custodian fees	3,205	164
Transfer agent fees:
Institutional Class	3,897	108
Retirement Class	9	—
Investor Class	320	6
Professional fees	346	24
Trustees’ fees and expenses	96	4
Registration fees	255	68
Miscellaneous	112	6

Total operating expenses	60,123	1,832
Transfer agent fees waived	(409)	(11)
Other expenses waived	(171)	(73)

Net operating expenses	59,543	1,748

Net Investment Income/(Loss)	84,485	884
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	33,505	37,717
Foreign currency transactions	(5,345)	(601)
Change in net unrealized appreciation/(depreciation) of:
Investments	909,410	(23,453)
Translation of assets and liabilities in foreign currencies	287	17

Net gain/(loss) on investment transactions	937,857	13,680

Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,022,342	$14,564

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	International		International Growth

	November 1,	November 1,	November 1,	November 1,
	2003	2002	2003	2002
	through	through	through	through
	October 31,	October 31,	October 31,	October 31,
	2004	2003	2004	2003

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$84,485	$74,321	$884	$2,058
Net realized gain/(loss) on investments	28,160	98,522	37,116	2,835
Net unrealized appreciation/(depreciation) of investments	909,697	1,135,252	(23,436)	34,543

Net increase/(decrease) in net assets resulting from operations	1,022,342	1,308,095	14,564	39,436

Distributions to Shareholders:
Net investment income:
Institutional Class	(82,967)	(45,360)	(2,227)	(1,114)
Retirement Class	(84)	(1)	—	—
Investor Class	(1,032)	(14)	(4)	—
Net realized gain on investments:
Institutional Class	(91,356)	(72,756)	(1)	—
Retirement Class	(103)	(1)	—	—
Investor Class	(1,273)	(24)	—	—

Total distributions to shareholders	(176,815)	(118,156)	(2,232)	(1,114)

Net Assets Acquired from Fund Merger[1]	—	45,449	—	—

Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	1,420,132	833,267	(101,933)	(62,524)

Net increase/(decrease) in net assets	2,265,659	2,068,655	(89,601)	(24,202)
Net Assets:
Beginning of period	5,514,665	3,446,010	231,906	256,108

End of period*	$7,780,324	$5,514,665	$142,305	$231,906

* Includes undistributed/(over-distributed) net investment income of:	$59,184	$66,090	$519	$2,230

1	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

INTERNATIONAL EQUITY

Harbor International Equity Funds
Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income From Investment Operations				Less Distributions

	Net Asset					Dividends	Distributions
	Value	Net		Net Realized and	Total from	from Net	from Net
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[4]

HARBOR INTERNATIONAL FUND
Institutional Class
October 31, 2004	$34.55	$.39	[a]	$5.50	$5.89	$(.51)	$(.56)
October 31, 2003	26.69	.47	[a]	8.27	8.74	(.34)	(.54)
October 31, 2002[1]	28.65	.42	[a]	(1.23)	(.81)	(.27)	(.88)
October 31, 2001	38.85	.57	[a]	(6.27)	(5.70)	(.71)	(3.79)
October 31, 2000	40.66	.48	[a]	1.22	1.70	(.65)	(2.86)
Retirement Class
October 31, 2004	$34.49	$.37	[a]	$5.41	$5.78	$(.46)	$(.56)
October 31, 2003[2]	26.69	.61	[a]	8.06	8.67	(.33)	(.54)
Investor Class
October 31, 2004	$34.43	$.34	[a]	$5.36	$5.70	$(.45)	$(.56)
October 31, 2003[2]	26.69	.47	[a]	8.14	8.61	(.33)	(.54)

HARBOR INTERNATIONAL GROWTH FUND
Institutional Class
October 31, 2004[3]	$7.92	$.04	[a]	$.54	$.58	$(.08)	$—
October 31, 2003	6.74	.07	[a]	1.14	1.21	(.03)	—
October 31, 2002	8.44	.06		(1.76)	(1.70)	—	—
October 31, 2001	17.56	—		(7.30)	(7.30)	—	(1.82)
October 31, 2000	19.13	.01		(.06)	(.05)	(.14)	(1.38)
Retirement Class
October 31, 2004[3]	$7.92	$.01	[a]	$.57	$.58	$(.08)	$—
October 31, 2003[2]	6.74	.03	[a]	1.18	1.21	(.03)	—
Investor Class
October 31, 2004[3]	$7.92	$.04	[a]	$.52	$.56	$(.07)	$—
October 31, 2003[2]	6.74	.04	[a]	1.17	1.21	(.03)	—

1	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

2	Commenced operations November 1, 2002.

3	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

4	Includes both short-term and long-term capital gains.

5	Credit balance arrangements had no impact on expense ratios.

a	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Assets in this class were too small to incur any income or expense.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of Net
					Operating		Expenses Not	Expenses Net		Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Income to
Total	Value	Total		End of Period	Average		Average	to Average		Average		Portfolio
Distributions	End of Period	Return		(000s)	Net Assets (%)[5]		Net Assets (%)	Net Assets (%)		Net Assets (%)		Turnover (%)

$(1.07)	$39.37	17.26	% [b]	$7,567,123	.86%[a]		.01%	.86%[a]		1.25%[a]		12%
(.88)	34.55	33.69	[b]	5,449,385	.89	[a]	.01	.89	[a]	1.83	[a]	21
(1.15)	26.69	(3.19	) [b]	3,446,010	.87	[a]	.06	.87	[a]	1.45	[a]	16
(4.50)	28.65	(16.40	) [b]	3,497,357	.91	[a]	.06	.91	[a]	1.36	[a]	7
(3.51)	38.85	3.74	[b]	4,830,275	.92	[a]	.06	.92	[a]	1.40	[a]	10
$(1.02)	$39.25	16.96	% [b]	$27,727	1.11%[a]		.01%	1.11%[a]		1.11%[a]		12%
(.87)	34.49	33.42	[b]	5,808	1.14	[a]	.01	1.14	[a]	1.90	[a]	21
$(1.01)	$39.12	16.76	% [b]	$185,474	1.29%[a]		.01%	1.29%[a]		.92%[a]		12%
(.87)	34.43	33.20	[b]	59,472	1.31	[a]	.01	1.31	[a]	1.46	[a]	21

$(.08)	$8.42	7.32	% [b]	$139,148	.93%[a]		.05%	.93%[a]		.48%[a]		216%
(.03)	7.92	18.07	[b]	231,523	.98	[a]	.01	.98	[a]	.91	[a]	234
—	6.74	(20.13)		256,108	.95		—	.95		.60		317
(1.82)	8.44	(45.53)		437,201	.89		—	.89		.18		63
(1.52)	17.56	(1.58)		1,247,082	.89		—	.89		.10		103
$(.08)	$8.42	7.31	% [b]	$29	1.19%[a]		.05%	1.19%[a]		.37%[a]		216%
(.03)	7.92	18.07	[b]	—	—	[c]	—	—	[c]	—	[c]	234
$(.07)	$8.41	7.04	% [b]	$3,128	1.39%[a]		.04%	1.39%[a]		.32%[a]		216%
(.03)	7.92	18.02	[b]	383	1.40	[a]	.01	1.40	[a]	.49	[a]	234

INTERNATIONAL EQUITY

Harbor Fixed Income Funds
Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Shenkman Capital
  Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Mark Shenkman
Portfolio Manager
Frank Whitley
Portfolio Manager
Mark Flanagan
Portfolio Manager
Robert Stricker
Portfolio Manager

Mark Shenkman, Frank Whitley and Mark Flanagan have co-managed the Fund since its inception in 2002. Robert Stricker joined the portfolio management team in 2003.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE CHARACTERISTICS

High-yield bonds.

 TOP TEN HOLDINGS (% of net assets)

Crown Castle International Corp.	1.8%
Equistar Chemicals LP	0.8%
Brickman Group Ltd. Series B	0.8%
National Waterworks Inc. Series B	0.8%
Sequa Corp.	0.8%
Rockwood Specialties Group Inc.	0.8%
Central Garden & Pet Co.	0.8%
Alpha Natural Resources LLC	0.8%
Transdigm Inc.	0.8%
American Casino & Entertainment Property LLC	0.8%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

High-Yield Market

The high-yield market closed the 12 months ended October 31, 2004, on a strong note as the major high-yield indices posted an average gain of 1.85% in October and finished the full 12-month period with a gain of approximately 12.5%. However, the strong performance for the high-yield market over the past 12 months was somewhat uneven.

Early in the reporting period, the high-yield market reflected a continuation of the strong 2003 rally and the typical “January effect” as the 2004 calendar year began. However, the market sputtered during the February to May time period as investors became concerned that the slow growth and low interest rate phase of the economic cycle was ending. A significant amount of new issue supply and outflows by mutual fund investors also created a weak technical backdrop for the overall high-yield market during this time frame. However, from June through October the high-yield market regained its footing and put together a string of five consecutive months of positive performance.

From a macro perspective, one key development during the period was that the Federal Reserve began raising the overnight borrowing rate. Yet, despite a three-quarters of a percentage point increase since June 30, long-term government bond yields actually declined, going from 4.58% to 4.12%. The fact that fixed income markets rallied in the early stages of a Fed tightening was atypical, and spoke to the tremendous amount of forewarning that Fed Chairman Alan Greenspan gave the markets with respect to the potential for a series of measured increases in interest rates.

Relative to other asset classes, the high-yield market’s performance over the past six months has been stellar. In part, the high-yield sector benefited from strong performance by the U.S. fixed income markets as a whole. However, several additional factors contributed to the high-yield rally.

First, demand for high-yield paper improved, as high-yield mutual funds enjoyed a net inflow of approximately $1.2 billion for the quarter ended September 30, 2004, their first quarterly net inflow for the calendar year. In addition, institutions continued to allocate additional capital to the high-yield asset class. Secondly, the supply of speculative grade bonds has failed to keep up with demand. Most corporations have had little need to finance new plant and equipment, with more than 20% of existing industrial capacity still underutilized despite the economic recovery. Thirdly, given a continuing low default rate, companies were able to access the bank debt market, and banks appeared to be more tolerant of lending at higher levels of senior leverage. Hence, this increased demand and reduced supply has created a positive technical underpinning for the overall market.

From a macro economic standpoint, the U.S. economy delivered mixed messages. The economy grew at a reasonable pace, albeit more slowly than originally expected, while U.S. job growth remained inconsistent, as the average monthly additions were below the level needed to grow the

FIXED INCOME

Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY—Continued

employment base. Another headwind for the U.S. economy was persistently high oil prices. Although many analysts previously attributed these high energy prices to temporary factors, oil prices have remained at high levels for longer than expected. Due to the expected impact of oil price increases, economists have scaled back their forecasts for GDP growth, although the consensus estimate for the third quarter is still a healthy 3.7% and inflation data continue to be positive as the productivity of U.S. workers has helped to restrain inflation.

Portfolio Commentary

The Fund’s performance has further closed the gap versus its benchmark index. In fact, for the six-month period ended October 31, 2004, the Fund outperformed its benchmark. The Fund’s performance was driven by its overweighted position and strong credit selection in the gaming, health services, printing/publishing, and forestry/paper industries. Although underweighted in the cable and wireless telecom sectors, the Fund’s portfolio benefited from significant outperformance in these sectors due to solid credit selection. Our focus was on companies that showed an improving credit profile and that we believed were well positioned in their respective industries.

At the end of the period, the portfolio was well diversified among 211 issuers in 30 industries. Moreover, the portfolio was primarily invested in Single-B rated securities and underweighted in Double-B securities, which are more sensitive to interest rate increases. We are concerned about the potential for rising interest rates and therefore have generally avoided low yielding, longer duration paper. We believe that most Double-B rated bonds are the most vulnerable in a rising interest rate environment. In our opinion, Single-B rated credits with improving credit profiles are the “sweet spot” in the market because of their lower correlation to interest rate hikes.

The portfolio did not incur any defaults during the period and remains in good shape from a credit perspective. Over the longer term, we believe that good total return in high-yield bonds can be achieved through the compounding of high current income and the avoidance of defaults. Overall, given the positive fundamental and technical drivers, we believe high-yield bonds should continue to have favorable momentum for the balance of 2004 and into 2005.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse affect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 024
Cusip: 411511553
Ticker: HYFAX
Inception Date: 12-01-2002

RETIREMENT CLASS

Fund #: 224
Cusip: 411511546
Ticker: HYFRX
Inception Date: 12-01-2002

INVESTOR CLASS

Fund #: 424
Cusip: 411511538
Ticker: HYFIX
Inception Date: 12-01-2002

 PORTFOLIO STATISTICS

Weighted Average Quality	B3/B
Yield to Maturity	7.34%
Average Market Coupon	8.29%
Duration	3.67 years
Weighted Average Maturity	6.05 years
Portfolio Turnover for Year Ended 10-31-2004	109%

 SECTOR ALLOCATION (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-01-2002 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized

			Life	Final Value
	1	5	of	of a $10,000
	Year	Years	Fund	Investment

Harbor High-Yield Bond Fund

Institutional Class	10.93%	—	14.13%	$12,885
Retirement Class	10.49	—	13.88	12,830
Investor Class	10.41	—	13.74	12,800

Comparative Indices

Merrill Lynch High-Yield Master II	12.19%	—	19.43%	$14,054
CSFB High-Yield	12.96	—	19.65	14,104

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index and the CSFB High-Yield Index. The Fund has changed its benchmark index from the CSFB High-Yield Index to the Merrill Lynch High-Yield Master II Index because the Merrill Lynch Index provides greater transparency as to the composition and characteristics of the index than does the CSFB Index. The greater transparency allows the Fund to enhance its analysis of performance relative to the benchmark. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1.00% against shares that are held for less than 9 months.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.85%
Total Net Assets (000s):
  $66,715

RETIREMENT CLASS

Expense Ratio: 1.01%
Total Net Assets (000s):
  $1

INVESTOR CLASS

Expense Ratio: 1.27%
Total Net Assets (000s):
  $3,586

 CREDIT QUALITY (% of investments)

 MATURITY PROFILE (% of investments)

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,063.04	$4.40
Hypothetical (5% return)	1,000.00	1,020.42	4.32

Retirement Class
Actual[1]	$1,000.00	$1,063.04	$5.24
Hypothetical (5% return)	1,000.00	1,019.61	5.13

Investor Class
Actual	$1,000.00	$1,060.60	$6.57
Hypothetical (5% return)	1,000.00	1,018.31	6.44

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

1	Assets were too small for class-level expenses to affect total return.

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Total Investments (% of net assets)

(Excludes net cash and short-term investment of 3.8%)

Media	14.0
Hotels Restaurants & Leisure	12.2
Commercial Services & Supplies	8.8
Wireless Telecommunication Services	6.1
Chemicals	6.0
Aerospace & Defense	5.2
Building Products	4.1
Health Care Providers & Services	4.0
Household Products	3.5
Paper & Forest Products	3.0
Household Durables	2.9
Auto Components	2.6
Food Products	2.2
Health Care Equipment & Supplies	2.1
Electric Utilities	1.9
Food & Drug Retailing	1.9
Containers & Packaging	1.8
Textiles & Apparel	1.7
Diversified Telecommunication Services	1.6
Specialty Retail	1.4
Energy Equipment & Services	1.3
Gas Utilities	1.3
Metals & Mining	1.2
Pharmaceuticals	1.2
Oil & Gas	1.1
Machinery	1.0
Communications Equipment	0.9
Beverages	0.8
Multiline Retail	0.4

CORPORATE BONDS & NOTES—93.0%

Principal
Amount		Value
(000s)		(000s)

AEROSPACE & DEFENSE—5.2%
	Argo-Tech Corp.
$250	9.250%—06/01/2011[6]	$274
	Armor Holdings Inc.
250	8.250%—08/15/2013	276
	Availl Inc.
350	7.625%—07/01/2011	380
	BE Aerospace Inc.
150	8.500%—10/01/2010	165
	Communications & Power Industrials Inc.
250	8.000%—02/01/2012	264
	Esterline Technologies Corp.
150	7.750%—06/15/2013	162
	Hexcel Corp.
200	9.875%—10/01/2008	225
200	9.750%—01/15/2009	212

		437

	Sequa Corp.
500	9.000%—08/01/2009	561
	Standard Aero Holdings Inc.
300	8.250%—09/01/2014[6]	319
	Titan Corp.
250	8.000%—05/15/2011	265
	Transdigm Inc.
500	8.375%—07/15/2011	540

		3,643

AUTO COMPONENTS—2.6%
	Accuride Corp. Series B
300	9.250%—02/01/2008	308
	Delco Remy International Inc.
150	9.375%—04/15/2012	150
	Stanadyne Corp.
300	10.000%—08/15/2014[6]	317
	Tenneco Automotive Inc. Series B
100	11.625%—10/15/2009	107
250	10.250%—07/15/2013	292

		399

	TRW Automotive Inc.
223	9.375%—02/15/2013	258
	United Components Inc.
350	9.375%—06/15/2013	382

		1,814

BEVERAGES—0.8%
	Le-Nature’s Inc.
250	9.000%—06/15/2013[6]	278
	Reddy Ice Group Inc.
250	8.875%—08/01/2011	272

		550

BUILDING PRODUCTS—4.1%
	Associated Materials Inc.
250	9.750%—04/15/2012	286
	Collins & Aikman Floor Cover Series B
150	9.750%—02/15/2010	161
	Euramax International Inc.
400	8.500%—08/15/2011	428
	Interface Inc.
250	7.300%—04/01/2008	256
250	10.375%—02/01/2010	289

		545

	Jacuzzi Brands Inc.
250	9.625%—07/01/2010	283

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

BUILDING PRODUCTS—Continued
	Norcraft Cos. LP
$400	9.000%—11/01/2011	$434
	Nortek Inc.
350	8.500%—09/01/2014[6]	373
	Ply Gem Industries Inc.
100	9.000%—02/15/2012[6]	100
250	9.000%—02/15/2012	251

		351

		2,861

CHEMICALS—6.0%
	Borden US Finance Corp.
250	9.000%—07/15/2014[6]	275
	Equistar Chemicals LP
500	10.625%—05/01/2011	580
	Huntsman Advanced Materials LLC
400	11.000%—07/15/2010[6]	464
	Huntsman International LLC
250	10.125%—07/01/2009	264
	Huntsman International Holdings LLC
250	0.000%—12/31/2009[1]	137
	Huntsman LLC
200	11.625%—10/15/2010	237
150	11.500%—07/15/2012[6]	170

		407

	Innophos Inc.
300	8.875%—08/15/2014[6]	325
	Koppers Inc.
250	9.875%—10/15/2013	284
	Lyondell Chemical Co.
250	10.875%—05/01/2009	267
250	10.500%—06/01/2013	296

		563

	Nalco Co.
300	8.875%—11/15/2013	330
	Rockwood Specialties Group Inc.
500	10.625%—05/15/2011	558

		4,187

COMMERCIAL SERVICES & SUPPLIES—8.7%
	Aearo Co.
400	8.250%—04/15/2012	416
	Allied Waste North America Series B
150	7.375%—04/15/2014	140
	Brickman Group Ltd. Series B
500	11.750%—12/15/2009	580
	Buhrmann US Inc.
250	8.250%—07/01/2014[6]	249
	Casella Waste Systems Inc.
200	9.750%—02/01/2013	221
	Coinmach Corp.
300	9.000%—02/01/2010	312
	Corrections Corp. of America
250	7.500%—05/01/2011	272
	H&E Equipment Services LLC
250	11.125%—06/15/2012	262
	IESI Corp.
250	10.250%—06/15/2012	271
	Iron Mountain Inc.
250	7.750%—01/15/2015	271
	JohnsonDiversey Holdings Inc.
250	10.670%—05/15/2013[2]	215
	Monitronics International Inc.
250	11.750%—09/01/2010[6]	274
	National Waterworks Inc. Series B
500	10.500%—12/01/2012	564
	Norcross Safety Products LLC Series B
250	9.875%—08/15/2011	274
	Polypore Inc.
350	8.750%—05/15/2012[6]	367
	Synagro Technologies Inc.
400	9.500%—04/01/2009	429
	United Rentals North America Inc.
150	7.000%—02/15/2014	139
	Valmont Industries Inc.
250	6.875%—05/01/2014[6]	259
	Wesco Distribution Inc. Series B
350	9.125%—06/01/2008	364
	Williams Scotsman Inc.
250	9.875%—06/01/2007	241

		6,120

COMMUNICATIONS EQUIPMENT—0.9%
	Da-Lite Screen Co. Inc.
300	9.500%—05/15/2011	320
	Lucent Technologies Inc.
250	6.450%—03/15/2029	216
	Xerox Corp.
100	7.625%—06/15/2013	111

		647

CONSTRUCTION & ENGINEERING—0.0%
	URS Corp. Series B
13	12.250%—05/01/2009	14

CONTAINERS & PACKAGING—1.8%
	BWAY Corp.
200	10.000%—10/15/2010	213
	Graham Packaging Co. Series B
250	8.750%—01/15/2008	258
	Graphic Packaging International Inc.
250	9.500%—08/15/2013	289
	Jefferson Smurfit Corp.
250	7.500%—06/01/2013	274
	Owens-Brockway Glass Container Inc.
200	7.750%—05/15/2011	218

		1,252

DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
	Cincinnati Bell Inc.
400	7.250%—07/15/2013	403
100	8.375%—01/15/2014	96

		499

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Qwest Capital Funding Inc.
$250	7.000%—08/03/2009	$239
	Qwest Communications International
150	7.500%—02/15/2014[6]	145
	Qwest Corp.
100	7.875%—09/01/2011[6]	107
	Qwest Services Corp.
100	13.500%—12/15/2010[6]	119

		1,109

ELECTRIC UTILITIES—1.9%
	AES Corp.
250	7.750%—03/01/2014	273
	Allegheny Energy Supply
200	8.250%—04/15/2012[6]	226
	Centerpoint Energy Inc.
225	2.875%—01/15/2024[3,6]	234
	Mission Energy Holding Co.
250	13.500%—07/15/2008	318
	MSW Energy Holdings LLC
45	8.500%—09/01/2010	50
	MSW Energy Holdings LLC Series B
250	7.375%—09/01/2010	264

		1,365

ENERGY EQUIPMENT & SERVICES—1.3%
	Gulfmark Offshore Inc.
350	7.750%—07/15/2014[6]	369
	Suburban Propane Partners LP
250	6.875%—12/15/2013	260
	Transmontaigne Inc.
250	9.125%—06/01/2010	279

		908

FOOD & DRUG RETAILING—1.9%
	Ingles Markets Inc.
350	8.875%—12/01/2011	380
	Rite Aid Corp.
350	4.750%—12/01/2006[3]	355
250	8.125%—05/01/2010	268

		623

	Stater Brothers Holdings
300	8.125%—06/15/2012	320

		1,323

FOOD PRODUCTS—2.2%
	B&G Foods Inc.
200	8.000%—10/01/2011	212
	Del Monte Corp.
350	8.625%—12/15/2012	396
	Dole Food Co. Inc.
150	8.875%—03/15/2011	167
	Michael Foods Inc.
250	8.000%—11/15/2013	265
	Pinnacle Foods Holding Corp.
250	8.250%—12/01/2013[6]	238
	Seminis Vegetable Seeds Inc.
250	10.250%—10/01/2013	281

		1,559

GAS UTILITIES—1.3%
	Coastal Corp.
250	6.375%—02/01/2009	248
	El Paso Corp.
150	7.875%—06/15/2012	157
	SEMCO Energy Inc.
250	7.750%—05/15/2013	271
	Tennessee Gas Pipeline Co.
250	7.500%—04/01/2017	269

		945

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
	Kinetic Concepts Inc. Series B
325	7.375%—05/15/2013	343
	Medex Inc.
250	8.875%—05/15/2013	274
	Medical Device Manufacturing Inc.
300	10.000%—07/15/2012[6]	323
	Omega Healthcare Investors Inc.
250	7.000%—04/01/2014	257
	VWR International Inc.
250	8.000%—04/15/2014[6]	269

		1,466

HEALTH CARE PROVIDERS & SERVICES—4.0%
	Alderwoods Group Inc.
250	7.750%—09/15/2012[6]	271
	Alliance Imaging Inc.
250	10.375%—04/15/2011	277
	Beverly Enterprises Inc.
350	7.875%—06/15/2014[6]	377
	Genesis HealthCare Corp.
250	8.000%—10/15/2013	273
	Province Healthcare Co.
250	4.250%—10/10/2008[3]	253
250	7.500%—06/01/2013	284

		537

	Psychiatric Solutions Inc.
250	10.625%—06/15/2013	288
	Select Medical Corp.
350	7.500%—08/01/2013	403
	Triad Hospitals Inc.
250	7.000%—11/15/2013	258
	Vanguard Health Holding Co. II LLC
100	9.000%—10/01/2014[6]	105

		2,789

HOTELS RESTAURANTS & LEISURE—12.2%
	AMC Entertainment Inc.
250	8.625%—08/15/2012[6]	274
	American Casino & Entertainment Property LLC
500	7.850%—02/01/2012[6]	540
	AMF Bowling Worldwide Inc.
250	10.000%—03/01/2010[6]	269

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

HOTELS RESTAURANTS & LEISURE—Continued
	Argosy Gaming Co.
$250	9.000%—09/01/2011	$283
	Aztar Corp.
250	7.875%—06/15/2014	272
	Buffets Inc.
200	11.250%—07/15/2010	214
	Carrols Corp.
250	9.500%—12/01/2008	259
	Cinemark Inc.
400	9.750%—03/15/2014[2]	285
	Circus & Eldorado Joint Venture
300	10.125%—03/01/2012	327
	Felcor Lodging LP
400	9.000%—06/01/2011	452
	Gaylord Entertainment Co.
350	8.000%—11/15/2013	379
	Global Cash Access LLC
400	8.750%—03/15/2012	436
	Herbst Gaming Inc.
250	8.125%—06/01/2012[6]	263
	Host Marriott Corp. Series B
13	7.875%—08/01/2008	13
	Host Marriott LP
300	3.250%—04/15/2024[6]	317
	Inn of the Mountain Gods Resort & Casino
300	12.000%—11/15/2010	349
	Intrawest Corp.
150	7.500%—10/15/2013[6]	161
	Isle of Capri Casinos Inc.
250	7.000%—03/01/2014	260
	John Q. Hammons Hotels LP Series B
150	8.875%—05/15/2013	173
	Kerzner International Ltd.
250	8.875%—08/15/2011	277
250	2.375%—04/15/2024[3,6]	267

		544

	NCL Corp.
250	10.625%—07/15/2014[6]	261
	Penn National Gaming Inc.
250	8.875%—03/15/2010	277
	Pinnacle Entertainment Inc.
400	8.250%—03/15/2012	415
	Poster Financial Group Inc.
350	8.750%—12/01/2011	368
	Royal Caribbean Cruises Ltd.
100	6.875%—12/01/2013	110
	Seneca Gaming Corp.
250	7.250%—05/01/2012	265
	Station Casinos Inc.
150	6.500%—02/01/2014	159
	Town Sports International
250	9.625%—04/15/2011	265
	Venetian Casino Resort LLC
150	11.000%—06/15/2010	173
	Walt Disney Co.
200	2.125%—04/15/2023[3]	215

		8,578

HOUSEHOLD DURABLES—2.9%
	American Achievement Corp.
350	8.250%—04/01/2012	370
	General Binding Corp.
250	9.375%—06/01/2008	256
	Jarden Corp.
250	9.750%—05/01/2012	272
	Jostens IH Corp.
150	7.625%—10/01/2012[6]	156
	MAAX Corp.
150	9.750%—06/15/2012[6]	162
	Samsonite Corp.
250	8.875%—06/01/2011	268
	Sealy Mattress Co.
150	8.250%—06/15/2014	159
	Simmons Bedding Co.
400	7.875%—01/15/2014	427

		2,070

HOUSEHOLD PRODUCTS—3.5%
	Central Garden & Pet Co.
500	9.125%—02/01/2013	558
	Elizabeth Arden Inc.
250	7.750%—01/15/2014	268
	Hines Nurseries Inc.
150	10.250%—10/01/2011	161
	Jafra Cosmetics International Inc.
250	10.750%—05/15/2011	286
	Nebraska Book Co. Inc.
300	8.625%—03/15/2012	305
	Playtex Products Inc.
250	9.375%—06/01/2011	264
	Prestige Brands Inc.
250	9.250%—04/15/2012[6]	254
	Riddell Bell Holdings Inc.
350	8.375%—10/01/2012[6]	363

		2,459

MACHINERY—1.0%
	Dresser-Rand Group Inc.
100	7.375%—11/01/2014[6]	105
	Mueller Group Inc.
300	10.000%—05/01/2012	326
	Trimas Corp.
250	9.875%—06/15/2012	258

		689

MEDIA—13.4%
	Advanstar Communications Inc.
200	10.750%—08/15/2010	224
	Advanstar Communications Inc. Series B
250	12.000%—02/15/2011	270
	Affinity Group Inc.
300	9.000%—02/15/2012	322

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

MEDIA—Continued
	Allbritton Communications Co.
$250	7.750%—12/15/2012	$262
	Avalon Cable LLC
473	11.875%—12/01/2008[2]	497
	Cablevision Systems Corp.
350	6.669%—04/01/2009[4,6]	371
	Cadmus Communications Corp.
300	8.375%—06/15/2014	325
	CanWest Media Inc.
350	10.625%—05/15/2011	397
	Cenveo Corp.
350	7.875%—12/01/2013	339
	Charter Communications Holdings II LLC
300	10.250%—09/15/2010	314
	Citadel Broadcasting Corp.
250	1.875%—02/15/2011[3,6]	220
	Corus Entertainment Inc.
150	8.750%—03/01/2012	168
	Dex Media Inc.
250	8.000%—11/15/2013	269
100	9.000%—11/15/2013[2]	76

		345

	Emmis Operating Co.
250	6.875%—05/15/2012	264
	Gray Television Inc.
250	9.250%—12/15/2011	283
	Houghton Mifflin Co.
300	8.250%—02/01/2011	321
	Insight Midwest LP
100	9.750%—10/01/2009	106
250	10.500%—11/01/2010	278

		384

	LBI Media Inc.
250	10.125%—07/15/2012	279
	Liberty Group Operating Inc.
300	9.375%—02/01/2008	304
	Mediacom Communications Corp.
500	5.250%—07/01/2006[3]	490
	Mediacom LLC Series B
100	8.500%—04/15/2008	103
	Nexstar Finance Holdings LLC
250	11.375%—04/01/2013[2]	194
	Nexstar Finance Inc.
250	7.000%—01/15/2014	246
	Panamsat Corp.
400	9.000%—08/15/2014[6]	426
	Sinclair Broadcast Group Inc.
250	8.000%—03/15/2012	264
200	4.875%—07/15/2018[2,3]	180

		444

	Sun Media Corp.
250	7.625%—02/15/2013	272
	Susquehanna Media Co.
250	7.375%—04/15/2013	266
	Telenet Group Holding NV
400	11.500%—06/15/2014[2,6]	306
	Vertis Inc.
100	9.750%—04/01/2009	110
250	13.500%—12/07/2009[6]	261

		371

	Warner Music Group
150	7.375%—04/15/2014[6]	155
	Yell Finance BV
260	13.500%—08/01/2011[2]	256

		9,418

METALS & MINING—1.2%
	Alpha Natural Resources LLC
500	10.000%—06/01/2012[6]	558
	Foundation PA Coal Co.
250	7.250%—08/01/2014[6]	268

		826

MULTILINE RETAIL—0.4%
	Pantry Inc.
300	7.750%—02/15/2014	315

OIL & GAS—1.1%
	Comstock Resources Inc.
300	6.875%—03/01/2012	312
	Continental Resources Inc.
200	10.250%—08/01/2008	208
	Encore Acquisition Co.
210	8.375%—06/15/2012	234

		754

PAPER & FOREST PRODUCTS—2.3%
	Boise Cascade LLC
250	5.005%—10/15/2012[4,6]	257
	Caraustar Industries Inc.
250	9.875%—04/01/2011	272
	Georgia Pacific Corp.
150	7.375%—07/15/2008	166
100	8.125%—05/15/2011	117
250	8.000%—01/15/2014	289

		572

	MDP Acquisitions plc
250	9.625%—10/01/2012	286
	Stone Container Finance
250	7.375%—07/15/2014[6]	268

		1,655

PHARMACEUTICALS—1.2%
	Herbalife International Inc. Series B
250	11.750%—07/15/2010	289
	NBTY Inc. Series B
250	8.625%—09/15/2007	254
	WH Holdings Ltd.
250	9.500%—04/01/2011	275

		818

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

SPECIALTY RETAIL—1.4%
	Best Buy Co. Inc.
$50	2.250%—01/15/2022[3]	$55
	CSK Auto Inc.
250	7.000%—01/15/2014	246
	Finlay Fine Jewelry Corp.
250	8.375%—06/01/2012	274
	Petro Stopping Centers LP
350	9.000%—02/15/2012	376

		951

TEXTILES & APPAREL—1.7%
	Levi Strauss & Co.
350	12.250%—12/15/2012	363
	Oxford Industries Inc.
250	8.875%—06/01/2011	271
	Perry Ellis International Inc. Series B
250	8.875%—09/15/2013	269
	Phillips-Van Heusen Corp.
250	8.125%—05/01/2013	272

		1,175

WIRELESS TELECOMMUNICATION SERVICES—4.3%
	Alamosa Inc.
250	8.500%—01/31/2012	266
	American Tower Corp.
350	7.500%—05/01/2012	368
150	3.000%—08/15/2012[3,6]	160

		528

	Centennial Communications Corp.
150	10.125%—06/15/2013	164
500	8.625%—02/01/2014[6]	508

		672

	New Skies Satellites NV
250	9.125%—11/01/2012[6]	257
	Nextel Communications Inc.
250	5.250%—01/15/2010[3]	256
	Rural Cellular Corp.
500	8.250%—03/15/2012[6]	528
	SBA Telecommunications Inc.
250	9.750%—12/15/2011[2]	212
	Western Wireless Corp.
300	9.250%—07/15/2013	321

		3,040

TOTAL CORPORATE BONDS & NOTES (Cost $61,739)		65,300

PREFERRED STOCKS—3.2%

		Value
Shares		(000s)

COMMERCIAL SERVICES & SUPPLIES—0.1%
	United Rentals Trust I
1,500	6.500%—08/01/2028	58

MEDIA—0.6%
	Emmis Communications Corp. Series A
1,700	6.250%—12/31/2049	73
	Sinclair Broadcast Group Inc. Series D
2,500	6.000%—12/31/2049	104
	Spanish Broadcasting System Series B PIK[5]
250	10.750%—10/15/2013	273

		450

PAPER & FOREST PRODUCTS—0.7%
	Smurfit-Stone Container Corp. Series A PIK[5]
19,500	7.000%—02/15/2012	492

WIRELESS TELECOMMUNICATION SERVICES—1.8%
	Crown Castle International Corp.
27,000	6.250%—08/15/2012	1,289

TOTAL PREFERRED STOCKS (Cost $2,048)		2,289

SHORT-TERM INVESTMENT—2.1%
(Cost $1,504)

Principal
Amount
(000s)

REPURCHASE AGREEMENT
$1,504	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.300% collateralized by a U.S. Treasury Bond 8.000% November 15, 2021, market value $1,540 (par value of $1,085)	1,504

TOTAL INVESTMENTS—98.3% (Cost $65,291)		69,093
CASH AND OTHER ASSETS, LESS LIABILITIES—1.7%		1,209

TOTAL NET ASSETS—100.0%		$70,302

1	Zero coupon bond.

2	Step coupon security.

3	Convertible bond.

4	Floating rate security. The stated rate represents the rate in effect at October 31, 2004.

5	Payment-in-kind security.

6	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors) and are considered to be liquid under procedures established by the Board of Trustees. At October 31, 2004, the securities were valued at $14,762 or 21.0% of net assets, as shown on the following page:

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

	Cost	Value
Security	(000s)	(000s)	Acquisition Date(s)

Alderwoods Group Inc.	$251	$271	08/05/2004
Allegheny Energy Supply	205	226	01/20/2004
Alpha Natural Resources LLC	500	558	05/13/2004
AMC Entertainment Inc.	250	274	08/06/2004
American Casino & Entertainment Property LLC	503	540	01/20/2004 – 06/17/2004
American Tower Corp.	158	160	10/13/2004 – 10/15/2004
AMF Bowling Worldwide Inc.	257	269	02/19/2004 – 03/16/2004
Argo-Tech Corp.	251	274	06/17/2004
Beverly Enterprises Inc.	357	377	07/19/2004
Boise Cascade LLC	250	257	10/15/2004
Borden US Finance Corp.	250	275	08/04/2004
Buhrmann US Inc.	251	249	08/03/2004
Cablevision Systems Corp.	358	371	06/10/2004
Centennial Communications Corp.	499	508	01/16/2004 – 10/15/2004
Centerpoint Energy Inc.	233	234	01/16/2004 – 01/20/2004
Citadel Broadcasting Corp.	239	220	03/11/2004 – 03/25/2004
Dresser-Rand Group Inc.	101	105	10/14/2004
Foundation PA Coal Co.	251	268	07/21/2004 – 07/26/2004
Gulfmark Offshore Inc.	349	369	07/14/2004– 07/19/2004
Herbst Gaming Inc.	250	263	05/27/2004 – 06/22/2004
Host Marriott LP	294	317	03/10/2004 – 09/02/2004
Huntsman Advanced Materials LLC	431	464	06/23/2003 – 06/04/2004
Huntsman LLC	150	170	05/27/2004
Innophos Inc.	300	325	08/03/2004
Intrawest Corp.	153	161	09/22/2004
Jostens IH Corp.	151	156	09/23/2004
Kerzner International Ltd.	255	267	04/22/2004
Le-Nature’s Inc.	259	278	06/21/2004
MAAX Corp.	151	162	05/27/2004
Medical Device Manufacturing Inc.	301	323	06/23/2004 – 09/28/2004
Monitronics International Inc.	255	274	12/01/2003
NCL Corp.	250	261	07/09/2004
New Skies Satellites NV	250	257	10/22/2004
Nortek Inc.	350	373	08/12/2004
Panamsat Corp.	400	426	07/30/2004
Pinnacle Foods Holding Corp.	262	238	03/15/2004 – 04/26/2004
Ply Gem Industries Inc.	100	100	08/18/2004
Polypore Inc.	354	367	05/06/2004 – 06/22/2004
Prestige Brands Inc.	250	254	03/30/2004 – 06/02/2004
Qwest Communications International	143	145	10/13/2004
Qwest Corp.	100	107	08/16/2004
Qwest Services Corp.	118	119	10/13/2004
Riddell Bell Holdings Inc.	355	363	09/23/2004
Rural Cellular Corp.	504	528	03/15/2004
Stanadyne Corp.	300	317	08/02/2004
Standard Aero Holdings Inc.	301	319	08/17/2004
Stone Container Finance	257	268	07/15/2004 – 07/20/2004
Telenet Group Holding NV	263	306	12/17/2003 – 07/19/2004
Valmont Industries Inc.	250	259	04/29/2004
Vanguard Health Holding Co. II LLC	100	105	09/17/2004

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

	Cost	Value
Security (Continued)	(000s)	(000s)	Acquisition Date(s)

Vertis Inc.	$254	$261	05/12/2004 – 08/24/2004
VWR International Inc.	250	269	04/07/2004
Warner Music Group	153	155	04/01/2004 – 04/26/2004

	$14,027	$14,762

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Pacific Investment
 Management Company LLC
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
  92658-6430
William Gross
Portfolio Manager

Bill Gross has managed the Fund since its inception in 1987.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality.

 TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association TBA	4.7%
U.S. Treasury Bonds	3.9%
Federal National Mortgage Association TBA	3.7%
U.S. Treasury Bonds	2.6%
U.S. Treasury Notes	2.0%
Federal National Mortgage Association TBA	1.4%
U.S. Treasury Bonds	1.0%
Sears Credit Account Master Trust	1.0%
Federal Home Loan Mortgage Corp. REMIC	1.0%
Federal Home Loan Mortgage Corp. REMIC	0.9%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

In an environment characterized by considerable uncertainty and interest rate volatility, the Harbor Bond Fund returned 6.59% (Institutional Class) and 6.33% (Retirement Class) for the 12-month period ended October 31, 2004. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Index, for the 12-month period as well as for the latest 5-year and 10-year periods.

Market Environment

Early in the fiscal year, financial markets reflected increasing optimism about prospects for economic growth—this in response to indications of a revival of business investment along with continuing strength in consumer spending, which was sustained by massive fiscal stimulus and the lagged impact of the mortgage refinancing boom. With firming yields and declining prepayment levels, demand for mortgage-backed securities (especially from banks, hedge funds, and other financial institutions) rebounded sharply.

During the first three months of 2004, concern about the durability of the U.S. economic recovery pushed interest rates lower. Demand for relatively safe assets such as bonds also rose amid renewed fears of terrorist attacks after the Madrid bombing on March 11, 2004. Bond prices retreated during the April-June period, as accelerating job growth and signs of inflation convinced markets that the Federal Reserve would soon begin a long-anticipated tightening cycle. Short-term rates increased by more than 100 basis points and at the end of June the Fed met market expectations with an increase of 25 basis points in the federal funds rate. The central bank had held this rate at 1.00% since June 2003.

Subsequently, and in the face of weaker employment reports, the Fed announced additional increases of 25 basis points in both August and September, with the federal funds rate finishing the period at 1.75%. Inflation concerns, driven principally by higher oil prices and slower productivity growth, fueled anxiety that central banks might respond with aggressive tightening. The Fed helped to calm markets by announcing its intention to continue raising rates at a gradual pace.

Strategy

The Fund’s investment process is based on a long-term approach, utilizing both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies focus on identification and analysis of undervalued securities. No single strategy dominates returns; instead, this approach seeks to add value through the implementation of a variety of strategies in a highly diversified portfolio.

The Fund was positioned defensively with a focus on safe yield, reflecting the challenging market environment during the latest fiscal year period. A focus on quality was maintained, as the average credit rating of securities in the Fund’s portfolio was held at AAA. Investments in securities beyond core index sectors helped diversify the portfolio. Active management across a wide spectrum of

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY—Continued

strategies—rolling down a steep yield curve along with selected investments in mortgage backed and corporate issues, Treasury Inflation Protected Securities, eurozone issues, and emerging market bonds—contributed to the portfolio’s outperformance during the fiscal year.

The average duration of the portfolio was held below that of the index; overall, this was positive for returns for the fiscal year, as front-end interest rates rose. An emphasis on short-to-intermediate maturities was negative as the yield curve flattened near the end of the period in response to Fed tightening.

Most sector strategies contributed to performance during the year. An allocation to real return bonds boosted returns, as these assets outperformed Treasury issues of comparable duration. Emerging market bonds helped performance, as credit fundamentals within this asset class continued to improve. Non U.S. holdings, mainly eurozone exposure, added value amid expectations for low growth and inflation in Europe. A below-index position in mortgage-backed securities had a negative impact as aggressive purchasing by banks helped cause yield premiums to tighten. Similarly, an underweighted exposure in corporate bonds detracted from results as profits and margins improved. However, positive security selection mitigated some of this impact as mortgage-backed and corporate securities in the portfolio outperformed those in the index.

Outlook

At the outset of a new fiscal year, we believe that the global economy looks stable, with prospects for modest growth, low volatility in financial markets, and range-bound interest rates. Concerns remain, however, about the possibility of tilts toward either deflation or inflation. The uncertain pace of investment and hiring could tip the balance of risks toward deflation. On the other hand, monetary policy remains stimulative despite the beginning of Fed tightening; combined with higher commodity prices and U.S. dollar weakness, this could swing the economy back in the other direction. A prudent approach in this environment is to stay defensive and well diversified to avoid negative consequences of being on the wrong side of any market dislocation.

We believe that interest rates are more likely to rise than fall over a secular, or three to five year, time frame; thus, we will be wary of extending Fund duration beyond benchmark levels. We plan to maintain a modest emphasis on short to intermediate maturities, which can offer structural advantages given a steep yield curve; these advantages include relatively attractive yields and opportunities for roll down, or price gains as bonds are revalued at lower yields over time.

We will remain cautious about core U.S. bond sectors that we believe are fully valued; thus the portfolio should continue to have underweighted allocations to mortgages and corporates. We plan to continue to hold real return bonds, as they should remain an effective hedge against a potential surge in inflation. Reduced government involvement and relatively weak growth should mean that upward pressure on inflation and rates could be more muted in Europe. Therefore we believe that short to intermediate maturity eurozone issues should continue to offer value, even after sharp rate increases in the U.S. We plan to continue to hold emerging market bonds, as their valuations and credit profiles compare favorably, in our view, to those of similarly rated corporate issues. We also plan to maintain a position in municipal bonds, which we believe could continue to provide attractive yields vs. Treasury issues with relatively modest credit risk.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse affect on the Harbor Bond Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 014
Cusip: 411511108
Ticker: HABDX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 214
Cusip: 411511686
Ticker: HRBDX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Weighted Average Quality	AAA
30 Day SEC Yield	2.89%
Yield to Maturity	3.77%
Average Market Coupon	2.96%
Duration	4.33 years
Weighted Average Maturity	6.21 years
Portfolio Turnover for Year Ended 10-31-2004	311%

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1994 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Bond Fund

Institutional Class	6.59%	8.21%	8.29%	$22,166
Retirement Class	6.33	7.96	8.03	21,640

Comparative Index

LB AGG	5.53%	7.58%	7.76%	$21,112

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.57%
Total Net Assets (000s):
  $1,546,602

RETIREMENT CLASS

Expense Ratio: 0.81%
Total Net Assets (000s):
  $18,205

 CREDIT QUALITY (% of investments)

 MATURITY PROFILE (% of investments)

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,048.34	$2.94
Hypothetical (5% return)	1,000.00	1,021.82	2.90

Retirement Class
Actual	$1,000.00	$1,047.05	$4.17
Hypothetical (5% return)	1,000.00	1,020.62	4.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 46.2%)

Mortgage Pass-Through	21.1
U.S. Government Obligations	13.2
Asset-Backed Securities	5.3
Corporate Bonds & Notes	4.8
Collateralized Mortgage Obligations	3.8
Municipal Bonds	2.9
Foreign Government Obligations	2.7

ASSET-BACKED SECURITIES—5.3%

Principal
Amount		Value
(000s)		(000s)

	Asset Backed Securities Corp Home Equity Loan Trust Series 1999-LB1 Cl. A4A
$28	2.303%—06/21/2029[1,2]	$28
	Centex Home Equity
	Series 2004-B Cl. AV2
4,802	2.033%—03/25/2034[1,2]	4,805
	Countrywide Asset-Backed Certificates Series 2001-BC3 Cl. A
2,071	2.173%—12/25/2031[2]	2,074
	Credit-Based Asset Servicing and Securitization Series 2004-CB5 Cl. AV1
10,492	2.063%—09/25/2021[1,2]	10,496
	Fremont Home Loan Trust Series 2004-2 Cl. 2A1
3,904	2.083%—07/25/2034[1,2]	3,902
	HFC Home Equity Loan Asset-Backed Certificates Series 2003-1 Cl. A
4,461	2.260%—10/20/2032[1,2]	4,468
	Long Beach Mortgage Loan Trust Series 2003-1 Cl. A2
3,608	2.333%—03/25/2033[2]	3,615
	Nelnet Student Loan Trust Series 2004-4 Cl. A1
4,600	2.017%—04/25/2011[2]	4,598
	North Carolina State Education Authority Series 2000 Cl. G
526	1.950%—06/01/2009[1,2]	526
	Residential Asset Mortgage Products Inc. Series 2004-RS8 Cl. AII1
14,400	2.073%—04/25/2026[2]	14,410
	Sears Credit Account Master Trust Series 2002-1 Cl. A
13,900	1.970%—02/18/2009[1,2]	13,905
	Series 2002-4 Cl. A
15,400	2.000%—08/18/2009[1,2]	15,423

		29,328

	Terwin Mortgage Trust Series 2004-10SL Cl. A2A
4,371	2.063%—09/25/2034[1,2,3]	4,365

TOTAL ASSET-BACKED SECURITIES (Cost $82,601)		82,615

CORPORATE BONDS & NOTES—4.8%

	American Airlines Inc. Pass Thru Certificates Series 2001-2 Cl. A1
361	6.978%—04/01/2011	361
	Banponce Corp.
2,000	6.750%—12/15/2005[1]	2,078
	Deutsche Telekom International Finance BV
9,700	8.250%—06/15/2005[1]	10,034
	El Paso CGP Co.
8,000	7.500%—08/15/2006[1]	8,380
7,036	7.420%—02/15/2037[1]	6,121

		14,501

	El Paso Corp. MTN[4]
400	8.050%—10/15/2030	373
	Ford Motor Credit Co. MTN[4]
2,500	2.425%—06/30/2005[2]	2,500
	France Telecom SA
7,100	7.950%—03/01/2006[1,5]	7,556
	General Motors Acceptance Corp. MTN[4]
1,700	5.250%—05/16/2005	1,726
7,200	3.630%—05/19/2005[1,2]	7,246
1,200	3.329%—10/20/2005[2]	1,205

		10,177

	Goldman Sachs Group Inc. MTN[4]
8,780	2.430%—07/23/2009[1,2]	8,806
	Pacific Gas & Electric Co.
9,625	2.720%—04/03/2006[2]	9,638
	PEMEX Project Funding Master Trust
1,000	8.625%—02/01/2022[5]	1,157
	Qwest Capital Funding Inc.
43	7.250%—02/15/2011	40
	Qwest Corp.
300	7.500%—06/15/2023	284
	Sprint Capital Corp.
2,400	6.000%—01/15/2007	2,539
1,100	6.125%—11/15/2008	1,193

		3,732

	UFJ Finance Aruba AEC
2,000	6.750%—07/15/2013	2,233
	United Airlines Inc.*
	Pass Thru Certificates
	Series 1993 Cl. C2
3,000	9.060%—06/17/2015[1]	1,509

TOTAL CORPORATE BONDS & NOTES (Cost $72,365)		74,979

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—3.8%

Principal
Amount		Value
(000s)		(000s)

	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2000-2 Cl. A1
$573	3.780%—11/25/2030[1,2]	$576
	Bear Stearns Adjustable Rate Mortgage Trust REMIC[6]
	Pass Thru Certificates
	Series 2002-9 Cl. 2A
275	5.281%—10/25/2032[1,7]	276
	Series 2003-1 Cl. 6A1
3,200	5.124%—04/25/2033[1,7]	3,245

		3,521

	Federal Home Loan Mortgage Corp. REMIC[6]
61	5.500%—03/15/2015	61
181	9.000%—12/15/2020[1]	181
1,170	8.000%—08/15/2022	1,224
69	6.500%—02/15/2023[1,8]	3
14,804	7.000%—10/15/2030[1]	15,416
852	2.320%—11/15/2030[1,2]	857
14,488	5.000%—04/25/2033[1]	14,674

		32,416

	Federal National Mortgage Association
9,405	6.000%—07/25/2024[1]	9,518
1,773	6.500%—12/25/2042[1]	1,871

		11,389

	FHLMC Structured Pass Through Securities
3,493	3.654%—08/15/2032[1,7]	3,516
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
179	6.750%—08/21/2031	182
	IndyMac ARM Trust REMIC[6]
	Series 2001-H2 Cl. A2
147	6.550%—01/25/2032[2]	148
	PNC Mortgage Securities Corp. REMIC[6]
	Pass Thru Certificates
	Series 1999-4 Cl. 1A8
205	6.200%—06/25/2029[1]	206
	Small Business Administration
	Pass Thru Certificates
	Series 2000-P10 Cl. 1
974	7.450%—08/01/2010	1,084
	Series 2001-20A Cl. 1
3,189	6.290%—01/01/2021[1]	3,458
	Series 2003-20I Cl. 1
954	5.130%—09/01/2023	987

		5,529

	Structured Asset Securities Corp. REMIC[6]
	Series 2001-21A Cl. 1A1
724	6.250%—01/25/2032[1,2]	751
	Series 2002-1A Cl. 4A
177	6.105%—02/25/2032[1,2]	178

		929

	Washington Mutual REMIC[6]
	Pass Thru Certificates
	Series 2002-AR11 Cl. A1
1,449	5.143%—10/25/2032[1,2]	1,469

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $59,162)		59,881

FOREIGN GOVERNMENT OBLIGATIONS—2.7%

Principal
Amount		Value
(000s)		(000s)

	Federative Republic of Brazil
480	3.063%—04/15/2006[2]	481
5,300	11.500%—03/12/2008[1]	6,156
1,239	3.125%—04/15/2009[2]	1,216
470	11.000%—01/11/2012	538

		8,391

	Federative Republic of Brazil—Bearer
1,800	3.063%—04/15/2006[2]	1,805

	Republic of Panama
5,000	9.625%—02/08/2011	5,737
950	9.375%—07/23/2012	1,074
2,530	9.375%—01/16/2023	2,751
500	8.875%—09/30/2027	523

		10,085

	Republic of Peru
4,000	9.125%—01/15/2008	4,520
5,700	9.125%—02/21/2012[1]	6,412
3,000	9.875%—02/06/2015	3,487

		14,419

	United Mexican States
159	2.983%—03/25/2005[2]	160
400	9.875%—02/01/2010	497
200	11.375%—09/15/2016	298
1,100	8.125%—12/30/2019	1,291

		2,246

	United Mexican States MTN[4]
2,460	6.375%—01/16/2013	2,620
1,800	8.000%—09/24/2022	2,070
200	8.300%—08/15/2031	232

		4,922

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $37,563)		41,868

MORTGAGE PASS-THROUGH—21.1%

	Federal Home Loan Mortgage Corp.
1,019	6.000%—07/01/2016[1]	1,070
623	6.000%—09/01/2016[1]	655
5	8.500%—02/01/2017	5
5,936	5.000%—10/01/2018[1]	6,063
179	3.684%—06/01/2024[1,2]	186
49	6.000%—08/01/2028	50
106	6.000%—03/01/2029[1]	110
227	6.000%—06/01/2029[1]	235
98	6.000%—05/01/2030	102
67	6.000%—02/01/2031	69
66	6.000%—09/01/2031	68
167	6.000%—01/01/2032	173
5,841	6.000%—02/01/2033[1]	6,058
98	6.000%—04/01/2033	102
4,951	6.000%—12/01/2033[1]	5,135
3,659	6.000%—01/01/2034[1]	3,794
1,003	6.000%—02/01/2034	1,040
2,136	6.000%—03/01/2034	2,215

		27,130

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued

Principal
Amount		Value
(000s)		(000s)

	Federal Housing Authority Project
	221D4 Banco-5
$287	7.400%—02/01/2021	$292
	221D4 Banco-15
45	7.450%—05/01/2021	46
	221D4 Grey 98-4
3,848	7.450%—05/01/2021	3,925

		4,263

	Federal National Mortgage Association
1	9.000%—03/01/2005[1]	1
219	9.000%—11/01/2009[1]	237
890	6.000%—04/01/2016	936
1,059	6.000%—05/01/2016[1]	1,113
559	6.000%—06/01/2016	589
1,102	6.000%—07/01/2016[1]	1,157
484	6.000%—08/01/2016[1]	508
906	6.000%—10/01/2016	951
95	5.500%—11/01/2016	98
1,026	6.000%—11/01/2016[1]	1,076
2,796	5.500%—12/01/2016[1]	2,904
1,040	6.000%—12/01/2016[1]	1,093
2,360	5.500%—01/01/2017[1]	2,449
1,590	5.500%—02/01/2017	1,648
1,108	5.500%—03/01/2017	1,149
2,296	5.500%—04/01/2017	2,383
4,655	6.000%—04/01/2017	4,890
1,234	5.500%—05/01/2017	1,280
2,748	6.000%—05/01/2017[1]	2,886
64	5.500%—06/01/2017	67
42	5.500%—07/01/2017	44
3,364	5.500%—08/01/2017[1]	3,491
622	5.500%—09/01/2017	645
400	6.000%—09/01/2017[1]	420
18,574	5.500%—10/01/2017[1]	19,274
9,950	5.500%—11/01/2017[1]	10,325
91	5.000%—12/01/2017	93
253	5.500%—12/01/2017	262
1,327	5.000%—01/01/2018[1]	1,357
756	5.500%—01/01/2018	783
1,965	5.000%—02/01/2018[1]	2,009
3,636	5.500%—02/01/2018[1]	3,670
47	5.000%—03/01/2018	48
1,560	5.000%—05/01/2018	1,595
1,501	5.000%—06/01/2018	1,535
6,282	5.000%—07/01/2018[1]	6,421
3,497	5.000%—08/01/2018[1]	3,575
2,034	5.000%—09/01/2018[1]	2,079
8,448	5.000%—10/01/2018[1]	8,638
3,338	5.000%—11/01/2018[1]	3,413
94	6.000%—05/01/2033	98
1,881	5.500%—02/01/2034	1,918
20,047	5.000%—03/01/2034[1]	20,037
5,146	5.500%—03/01/2034[1]	5,248
2,032	5.500%—05/01/2034	2,073
5,518	2.863%—10/01/2040[1,2]	5,567

		132,033

	Federal National Mortgage Association TBA[9]
	November Delivery
57,000	5.000%—11/18/2019	58,176
74,000	5.000%—11/15/2034	73,746
21,800	5.500%—11/15/2034	22,202

		154,124

	Government National Mortgage Association II
339	3.375%—03/20/2017[1,2]	343
410	4.750%—08/20/2022[1,2]	416
243	4.750%—09/20/2023[1,2]	245
218	3.375%—05/20/2024[1,2]	219
8	4.750%—07/20/2024[2]	8
547	4.750%—09/20/2024[1,2]	555
234	4.625%—12/20/2024[1,2]	237
255	3.375%—01/20/2025[1,2]	258
259	3.375%—02/20/2025[1,2]	261
96	4.625%—10/20/2025[1,2]	97
246	4.625%—11/20/2025[1,2]	250
59	4.625%—12/20/2026[1,2]	60
454	4.750%—07/20/2027[1,2]	462
1,217	4.000%—11/20/2029[1,2]	1,239
7,286	2.750%—02/20/2032[1,2]	7,286
455	3.000%—05/20/2034[2]	453

		12,389

TOTAL MORTGAGE PASS-THROUGH (Cost $327,340)		329,939

MUNICIPAL BONDS—2.9%

	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[1]	4,028

	Energy Northwest Washington Electric Resources
2,000	5.500%—07/01/2013[1]	2,290
1,600	5.500%—07/01/2014[1]	1,840

		4,130

	Golden State Tobacco Securitization Corp.
3,400	6.250%—06/01/2033[1]	3,248
2,740	6.750%—06/01/2039[1]	2,707
900	7.875%—06/01/2042	969

		6,924

	New York City Transitional Finance Authority
500	5.000%—11/01/2013	560
	New York State Dormitory Authority
11,675	5.000%—03/15/2027[1]	12,037
	New York State Thruway Authority
10,250	5.250%—04/01/2012[1]	11,619
	State of California
1,000	5.000%—07/01/2009	1,104
	Sussex County NJ Municipal Utilities Authority
3,490	5.000%—12/01/2013[1]	3,920
	University of Texas
1,100	5.000%—08/15/2033	1,128

TOTAL MUNICIPAL BONDS (Cost $44,074)		45,450

U.S. GOVERNMENT OBLIGATIONS—13.2%

	U.S. Treasury Bonds
4,904	3.375%—01/15/2007[10]	5,257
2,581	3.625%—01/15/2008[10]	2,847
54,423	3.875%—01/15/2009[1,10]	61,763
5,969	4.250%—01/15/2010[10]	6,999
40,511	0.875%—04/15/2010[10]	40,425
10,779	3.500%—01/15/2011[1,10]	12,335
1,174	3.375%—01/15/2012[10]	1,345
12,331	3.000%—07/15/2012[1,10]	13,809
206	1.875%—07/15/2013[10]	212

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued

Principal
Amount		Value
(000s)		(000s)

$1,700	8.875%—02/15/2019	$2,476
9,700	6.250%—05/15/2030	11,717
14,700	5.375%—02/15/2031[1]	16,028

		175,213

	U.S. Treasury Notes
31,800	2.500%—09/30/2006[1]	31,784

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $205,492)		206,997

SHORT-TERM INVESTMENTS—54.4%

COMMERCIAL PAPER
	Bank of Ireland
11,500	1.785%—12/09/2004	11,478
34,400	1.840%—12/17/2004	34,319

		45,797

	Barclays US Funding Corp.
18,800	1.855%—12/16/2004	18,756
	CDC Commercial Paper Corp.
35,500	1.630%—11/23/2004	35,464
	Danske Corp.
14,000	1.645%—11/19/2004[1]	13,988
15,900	1.665%—11/22/2004[1]	15,885
1,000	1.765%—12/09/2004[1]	998
400	1.785%—12/16/2004	399
400	1.845%—12/20/2004	399

		31,669

	General Electric Capital Corp.
41,700	1.800%—12/14/2004[1]	41,610
	HBOS Treasuries Services plc
15,300	1.780%—12/07/2004	15,273
28,600	1.780%—12/10/2004	28,545

		43,818

	Royal Bank of Scotland plc
4,200	1.690%—11/29/2004	4,194
1,100	1.780%—12/10/2004	1,098
500	1.835%—12/20/2004	499

		5,791

	Stadshypotek Delaware
9,400	1.850%—12/20/2004	9,376
	UBS Finance Inc. Yrs. 3&4
3,400	1.840%—11/01/2004	3,400
4,100	1.500%—11/29/2004	4,095
13,000	1.850%—12/21/2004	12,967
26,500	1.930%—01/24/2005	26,381

		46,843

TOTAL COMMERCIAL PAPER		279,124

BANK OBLIGATIONS
	Bank of America Corp.
29,700	1.620%—11/02/2004[1]	29,700
1,200	1.995%—01/18/2005	1,200

		30,900

	Wells Fargo Bank
15,500	1.780%—11/12/2004	15,500
15,500	1.900%—12/13/2004	15,500

		31,000

TOTAL BANK OBLIGATIONS		61,900

REPURCHASE AGREEMENTS
4,429	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.400% collateralized by a U.S. Treasury Bond 5.500% August 15, 2028, market value $4,522 (par value of $4,125)	4,429

10,000	Repurchase Agreement with Credit Suisse First Boston, dated October 29, 2004 due November 1, 2004 at 1.770% collateralized by a U.S. Treasury Note 1.875% July 15, 2013, market value $10,000 (par value of $9,595)	10,000

TOTAL REPURCHASE AGREEMENTS		14,429

U.S. GOVERNMENT AGENCIES
	Federal Home Loan Banks
30,300	1.955%—01/14/2005[1]	30,179
	Federal Home Loan Mortgage Corp.
14,500	1.545%—11/10/2004	14,494
15,200	1.537%—11/12/2004	15,193
15,500	1.938%—01/11/2005	15,440
1,700	1.950%—01/18/2005	1,693
42,900	1.985%—01/25/2005	42,699

		89,519

	Federal National Mortgage Association
30,100	1.180%—11/01/2004[1]	30,100
63,900	1.546%—11/01/2004	63,900
15,200	1.690%—11/08/2004	15,195
1,500	1.558%—11/10/2004	1,499
15,100	1.578%—11/17/2004	15,089
1,800	1.580%—11/17/2004	1,799
4,500	1.635%—11/24/2004	4,495
15,100	1.595%—12/01/2004[1]	15,079
30,300	1.688%—12/01/2004	30,257
30,300	1.760%—12/08/2004[1]	30,245
14,400	1.780%—12/15/2004[1]	14,368

		222,026

TOTAL U.S. GOVERNMENT AGENCIES		341,724

U.S. TREASURY BILLS
	U.S. Treasury Bills
74,300	1.465%—11/04/2004[1]	74,291
70	1.594%—12/02/2004	70
40	1.612%—12/02/2004	40
1,630	1.621%—12/16/2004	1,627
800	1.625%—12/16/2004	798
1,500	1.630%—12/16/2004	1,497
76,000	1.535%—12/16/2004	75,854
10	1.640%—12/16/2004	10
40	1.645%—12/16/2004	40
60	1.669%—12/16/2004	60
400	1.671%—12/16/2004	399

		154,686

TOTAL SHORT-TERM INVESTMENTS (Cost $851,863)		851,863

TOTAL INVESTMENTS—108.2% (Cost $1,680,460)		1,693,592
CASH AND OTHER ASSETS, LESS LIABILITIES—(8.2%)		(128,785)

TOTAL NET ASSETS—100.0%		$1,564,807

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2004 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

U.S. Treasury Notes 10 Yr. Futures (Buy)	1,018	$101,800	Dec-04	$1,544
U.S. Treasury Bonds Futures (Buy)	292	29,200	Dec-04	361
Eurodollar Futures (Buy)	388	97,000	Dec-04	(25)
Eurodollar Futures (Buy)	21	5,250	Jun-05	(1)
Eurodollar Futures (Buy)	1,475	368,750	Sep-05	(125)
Eurodollar Futures (Buy)	146	36,500	Dec-05	237
Federal Republic of Germany Bonds 10 Yr. Futures (Buy)	1,243	€124,300	Dec-04	1,911
Federal Republic of Germany Bonds 5 Yr. Futures (Buy)	140	14,000	Dec-04	170
Euribor Futures (Sell)	63	15,750	Dec-04	63
Euribor Futures (Buy)	210	52,500	Mar-05	—
Japanese Government Bonds 10 Yr. Futures (Buy)	17	¥1,700,000	Dec-04	265
United Kingdom 90 Day Libor Futures (Sell)	92	£11,500	Jun-05	37

				$4,437

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2004 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Brazilian Real (Buy)	$343	$321	Nov-04	$22
Brazilian Real (Buy)	413	398	Dec-04	15
Brazilian Real (Buy)	160	158	Jan-05	2
Chilean Peso (Buy)	82	78	Nov-04	4
Chilean Peso (Buy)	367	352	Nov-04	15
Euro (Buy)	1,530	1,515	Nov-04	15
Euro (Sell)	1,530	1,531	Nov-04	1
Euro (Sell)	7,194	7,104	Dec-04	(90)
Euro (Buy)	3,059	3,062	Dec-04	(3)
Hong Kong Dollar (Buy)	333	333	Nov-04	—
Hong Kong Dollar (Buy)	401	400	Dec-04	1
Hong Kong Dollar (Buy)	329	328	Jan-05	1
Indian Rupee (Buy)	582	579	Dec-04	3
Japanese Yen (Buy)	28,693	28,309	Jan-04	384
South Korean Won (Buy)	345	333	Nov-04	12
South Korean Won (Buy)	420	410	Dec-04	10
South Korean Won (Buy)	338	331	Jan-05	7
Mexican Peso (Buy)	152	153	Nov-04	(1)
Mexican Peso (Buy)	385	386	Dec-04	(1)
Peruvian Sol (New) (Buy)	343	336	Nov-04	7
Peruvian Sol (New) (Buy)	419	414	Dec-04	5
Polish Zloty (Buy)	312	296	Nov-04	16
Polish Zloty (Buy)	312	296	Dec-04	16
Russian Ruble (New) (Buy)	330	320	Nov-04	10
Russian Ruble (New) (Buy)	424	414	Dec-04	10
Russian Ruble (New) (Buy)	328	328	Jan-05	—
Singapore Dollar (Buy)	338	329	Nov-04	9
Singapore Dollar (Buy)	410	404	Dec-04	6
Singapore Dollar (Buy)	332	330	Jan-05	2
Slovakian Koruna (Buy)	344	328	Nov-04	16
Slovakian Koruna (Buy)	426	410	Dec-04	16
Taiwan Dollar (New) (Buy)	330	324	Nov-04	6
Taiwan Dollar (New) (Buy)	398	393	Dec-04	5

				$521

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2004 ARE AS FOLLOWS:

	Number of	Strike		Value
Description	Shares/Contracts	Price	Expiration Date	(000s)

U. S. Treasury Notes 10 Yr. Futures (Call)	985	$114.00	Nov-04	$554
U. S. Treasury Notes 10 Yr. Futures (Put)	668	110.00	Nov-04	31
U. S. Treasury Notes 10 Yr. Futures (Put)	219	111.00	Nov-04	24

Written options outstanding, at value (premiums received of $1,150)				$609

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2004 ARE AS FOLLOWS:

			Unrealized
			Appreciation/
Par Value			(Depreciation)
(000s)	Description	Counterparty	(000s)

€9,100	To make or receive semi-annual payments through 03/15/2017 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	Goldman Sachs Capital Markets, New York	$346
1,200	To make or receive semi-annual payments through 03/15/2017 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	JPMorgan Chase & Co.	47
4,500	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	JPMorgan Chase & Co.	192
3,200	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	UBS Warburg AG	119
15,600	To make or receive semi-annual payments through 06/18/2034 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	JPMorgan Chase & Co.	516
£1,600	To make or receive semi-annual payments through 03/15/2012 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	UBS Warburg AG	(17)
4,100	To make or receive semi-annual payments through 03/15/2017 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	Goldman Sachs Capital Markets, New York	(22)
800	To make or receive semi-annual payments through 03/15/2017 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	JPMorgan Chase & Co.	(8)
2,400	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	JPMorgan Chase & Co.	(25)
1,900	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	UBS Warburg AG	(37)
3,200	To make or receive semi-annual payments through 06/18/2034 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	UBS Warburg AG	(47)
6,800,000	To make or receive semi-annual payments through 06/18/2034 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	Barclays Capital, London	(159)
900	To make or receive semi-annual payments through 06/18/2034 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	JPMorgan Chase & Co.	(8)
¥660,000	To make or receive semi-annual payments through 06/15/2012 based on the difference between (A) the 10 year fixed interest rate of 2.000% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.	Morgan Stanley Capital Services	(171)
258,000	To make or receive semi-annual payments through 06/15/2012 based on the difference between (A) the 10 year fixed interest rate of 2.000% over (B) the 10 year floating rate adjusted every three months based upon the JPY-LIBOR-BBA.	Goldman Sachs Capital Markets, New York	(44)
130,000	To make or receive semi-annual payments through 06/15/2012 based on the difference between (A) the 10 year fixed interest rate of 2.000% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.	Goldman Sachs Capital Markets, New York	(43)

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

			Unrealized
			Appreciation/
Par Value			(Depreciation)
(000s)	Description	Counterparty	(000s)

¥125,000,000	To make or receive semi-annual payments through 06/15/2012 based on the difference between (A) the 10 year fixed interest rate of 2.000% over (B) the 10 year floating rate adjusted every three months based upon the JPY-LIBOR-BBA.	UBS Warburg AG	$(366)
$158,600	To make or receive semi-annual payments through 12/15/2006 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.	UBS Warburg AG	5,022
13,300	To make or receive semi-annual payments through 12/15/2006 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every six months based upon the USD-LIBOR-BBA.	Barclays Capital, London	54
139,900	To make or receive semi-annual payments through 12/15/2009 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.	Barclays Capital, London	4,385
63,500	To make or receive semi-annual payments through 12/15/2009 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.	Bank of America, N.A.	3,128
4,300	To make or receive semi-annual payments through 12/15/2014 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.	Bank of America, N.A.	(26)
10,400	To make or receive semi-annual payments through 12/15/2014 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the USD-LIBOR-BBA.	Goldman Sachs Capital Markets, New York	(204)

			$12,632

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2004 ARE AS FOLLOWS:

Par Value		Value
(000s)	Security	(000s)

$24,400	United States Treasury Bonds	$27,737
11,600	United States Treasury Notes	12,069

	Fixed income investments sold short, at value (proceeds $39,721)	$39,806

1	At October 31, 2004, securities held by the Fund were pledged to cover margin requirements for open future contracts and written options on futures contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $788,997.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2004.

3	This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of this security. This security is priced by an independent pricing service selected by the adviser (Harbor Capital Advisors) and is considered to be liquid under procedures established by the Board of Trustees. At October 31, 2004, the security was valued at $4,365 or 0.28% of net assets, as shown below:

	Cost	Value
Security	(000s)	(000s)	Acquisition Date

Terwin Mortgage Trust	$4,371	$4,365	08/04/2004

4	MTN after the name of a security stands for Medium Term Note.

5	Step coupon security.

6	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

7	Variable rate security. The stated rate represents the rate in effect at October 31, 2004.

8	Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2004. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

10	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

*	Security in default.

€	Euro.

£	British Pound.

¥	Japanese Yen.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Short Duration Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
David Marmon
Portfolio Manager
Ken O’Donnell
Portfolio Manager

FFTW has been the Fund’s subadviser since its inception in 1992. David Marmon has managed the Fund since 2000 and Ken O’Donnell has co-managed the Fund since 2003.

INVESTMENT GOAL

Total return that is consistent with preservation of capital.

PRINCIPAL STYLE CHARACTERISTICS

High quality short-term bonds.

 TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes	9.1%
U.S. Treasury Notes	7.4%
Federal Home Loan Mortgage Corp.	4.3%
Bank One Issuance Trust	2.7%
Capital Auto Receivables Asset Trust	2.5%
Ford Credit Auto Owner Trust	2.5%
Ford Credit Auto Owner Trust	2.3%
AmeriCredit Automobile Receivables Trust	2.3%
Citibank Credit Card Issuance Trust	2.2%
Discover Card Master Trust I	2.2%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance

As monetary policy shifted from easing to tightening, the Harbor Short Duration Fund provided competitive returns relative to its one-year U.S. Treasury benchmark. For the 12-month period ended October 31, 2004, the Fund returned 1.43% (Institutional Class) and 1.24% (Retirement Class). This compares positively with a return of 1.08% for the Citigroup 1-Year Treasury Index.

As the new fiscal year began in November 2004, the U.S. economy was continuing to exhibit signs of strength. Manufacturing activity was strong, with the Institute of Supply Management (ISM) survey reporting strong levels of expansion in each of the prior six monthly periods. Employment growth also had turned around. Average weekly jobless claims held steady at 340,000 and the unemployment rate firmed at 5.5%. The economy added in excess of 1 million jobs (non-farm payrolls) in the prior six months, on schedule to exceed the plus-2 million projection for 2004 made by Treasury Secretary Snow earlier in the year.

Quarterly Gross Domestic Product grew by 3.3% in the second quarter of calendar year 2004, followed by an advance estimate of 3.7% for the third quarter. Nascent inflation became the focus of the markets as the core Consumer Price Index increased slightly to 2.0% during the period.

The U.S. Treasury market, anticipating a shift in monetary policy, sold off in the early spring of 2004 before peaking in mid June as the market, while digesting a disappointing payroll report, began to question the rate of job growth. Two-year note yields rose sharply, gaining 100 basis points before settling into a range. The slope of the short end of yield curve (ranging from the federal funds rate to two-year notes) decreased from 160 basis points to 80 basis points after a series of three increases, of 25 basis points each, in the federal funds rate.

A flattening yield curve is indicative of a market perception that rate increases will be slowing. As of early November 2004, Fed funds futures were pricing in further increases in short term interest rates to 2.50% by March 2005. Federal Reserve chairman Alan Greenspan, however, had not indicated that the Federal Open Market Committee would pause during its process of removing monetary policy accommodation.

Investment Strategy

The duration of the portfolio was maintained at a level shorter than the one-year benchmark in defense against increases in short term interest rates. Additionally, we increased the percentage of non interest rate sensitive holdings in the portfolio. These floating rate securities periodically reset their coupon to reflect current rates and therefore tend to outperform fixed coupon securities during periods of rising rates. The overall duration position had a significantly positive impact on the portfolio’s total return during this rising interest rate environment.

FIXED INCOME

Harbor Short Duration Fund
MANAGERS’ COMMENTARY—Continued

The Harbor Short Duration Fund utilizes the asset-backed securities (ABS) sector of the fixed income universe as a primary source of yield enhancement. Securities in the ABS sector typically are collateralized by consumer loan receivables such as credit card debt, auto loans, and home mortgages. Consumer loans are pooled and the resultant cash flow stream is securitized, creating multiple securities with various maturities. Individual tranches of securities are credit enhanced in the process to achieve a desired investment-grade rating. The diversified loan pool provides a steady stream of cash flows, which are used to make interest and principal payments on the issued securities.

The consumer loan market held up well through the recent economic recession. High quality receivables experienced only modest increases in delinquencies and losses during this difficult period. Recently, portfolio performance has improved with the decline in weekly jobless claims and the reduction in the unemployment rate. Portfolio performance is expected to return to pre-recession levels as the economy stabilizes.

The ABS sector offers an attractive risk/return profile versus comparable non-Treasury sectors and has been the single largest contributor to excess returns in the portfolio. We will continue to manage the portfolio with a focus on long-term performance while remaining mindful of the short-term risks inherent with owning spread securities.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

There may be a greater risk that the fund could lose money due to prepayment and extension risks because the fund invests heavily at times in asset-backed and mortgage-related securities. The fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 016
Cusip: 411511702
Ticker: HASDX
Inception Date: 01-01-1992

RETIREMENT CLASS

Fund #: 216
Cusip: 411511678
Ticker: HRSDX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Weighted Average Quality	AAA
Yield to Maturity	2.6%
Average Market Coupon	4.1%
Duration	0.82 years
Weighted Average Maturity	1.00 years
Portfolio Turnover for Year Ended 10-31-2004	324%

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1994 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Short Duration Fund

Institutional Class	1.43%	4.12%	5.05%	$16,374
Retirement Class	1.24	3.86	4.79	15,972

Comparative Index

Citigroup 1 YR Treasury	1.08%	3.99%	4.98%	$16,255

The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.31%
Total Net Assets (000s):
  $93,910

RETIREMENT CLASS

Expense Ratio: 0.55%
Total Net Assets (000s):
  $1,446

 CREDIT QUALITY (% of investments)

 MATURITY PROFILE (% of investments)

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,006.56	$1.57
Hypothetical (5% return)	1,000.00	1,023.13	1.58

Retirement Class
Actual	$1,000.00	$1,005.42	$2.78
Hypothetical (5% return)	1,000.00	1,021.92	2.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Total Investments (% of net assets)

(Excludes net cash and short-term investments of -2.9%)

Asset-Backed Securities	71.4
U. S. Government Obligations	20.9
Collateralized Mortgage Obligations	10.6

ASSET-BACKED SECURITIES—71.4%

Principal
Amount		Value
(000s)		(000s)

	AmeriCredit Automobile Receivables
	Series 2003-CF Cl. A3
$2,750	2.750%—10/09/2007[1]	$2,757
	Ameriquest Mortgage Securities Inc. Pass Thru Certificates
	Series 2001-3 Cl. M1
554	2.913%—02/25/2032[1,2]	556
	Bank One Issuance Trust
	Series 2002-A4 Cl. A4
3,215	2.940%—06/16/2008[1]	3,228
	Capital Auto Receivables Asset Trust
	Series 2002-3 Cl. A3
3,031	3.580%—10/16/2006[1]	3,056
	Series 2002-4 Cl. A4
2,540	2.640%—03/17/2008[1]	2,542

		5,598

	Centex Home Equity Loan Trust
	Series 2002-D Cl. AF3
1,811	3.710%—10/25/2023[1]	1,814
	Series 2002-C Cl. AF3
702	3.560%—06/25/2025[1]	702
	Series 2001-C Cl. A4
484	5.390%—02/25/2030[1]	495

		3,011

	Chase Manhattan Auto Owner Trust
	Series 2002-A Cl. A4
2,561	4.240%—09/15/2008[1]	2,588
	Citibank Credit Card Issuance Trust
	Series 2000-A1 Cl. A1
2,570	6.900%—10/15/2007[1]	2,677
	Series 2003-A2 Cl. A2
600	2.700%—01/15/2008	601

		3,278

	Contimortgage Home Equity Trust Pass Thru Certificates
	Series 1996-4 Cl. A10
876	2.350%—01/15/2028[1,2]	876
	Discover Card Master Trust I
	Series 2000-9 Cl. A
2,500	6.350%—07/15/2008	2,613
	Series 1996-3 Cl. A
2,055	6.050%—08/18/2008	2,144

		4,757

	Federal National Mortgage Association
	Series 2002-W2 AF5
2,000	6.000%—06/25/2032[1,3]	2,058
	Fleet Credit Card Master Trust II
	Series 2000-C Cl. A
1,500	7.020%—02/15/2008[1]	1,555
	Series 2002-C Cl. A
2,435	2.750%—04/15/2008	2,441

		3,996

	Ford Credit Auto Owner Trust
	Series 2002-C Cl. A4
3,000	3.790%—09/15/2006[1]	3,025
	Series 2002-D Cl. A4A
2,805	3.130%—11/15/2006	2,819

		5,844

	Harley-Davidson Motorcycle Trust
	Series 2002-2 Cl. A2
2,000	3.090%—06/15/2010[1]	2,010
	Honda Auto Receivables Owner Trust
	Series 2002-3 Cl. A4
2,250	3.610%—12/18/2007	2,270
	Long Beach Mortgage Loan Trust
	Series 2001-2 Cl. M1
2,000	2.493%—07/25/2031[1,2]	2,005
	MBNA Master Credit Card Trust USA
	Series 2000-1 Cl. A
2,500	6.900%—01/15/2008	2,588
	Oncor Electricity Delivery Transition Bond Co.
	Series 2003-1 Cl. A1
1,953	2.260%—02/15/2009	1,945
	Park Place Securities Inc.
	Pass Thru Certificates
2,000	2.680%—01/25/2035[2]	2,000
	Permanent Financing plc Cl. 2A
2,000	4.200%—06/10/2007[1,2]	2,023
	PP&L Transition Bond Co. LLC
	Series 1999-1 Cl. A6
2,500	6.960%—12/26/2007	2,586
	Residential Asset Securities Corp.
	Pass Thru Certificates
	Series 2001-KS3 Cl. MII1
2,000	2.483%—09/25/2031[1,2]	2,003
	Residential Funding Mortgage Securities II
	Series 2003-HS2 Cl. AIIB
1,405	2.183%—06/25/2028[1,2]	1,404
	Saxon Asset Securities Trust
	Series 1999-2 Cl. MV2
195	2.883%—05/25/2029[1,2]	195
	Standard Credit Card Master Trust
	Series 1995-9 Cl. A
2,500	6.550%—10/07/2007[1]	2,594
	Series 1994-2 Cl. A
675	7.250%—04/07/2008	718

		3,312

	Structured Asset Securities Corp.
	Series 2002-1A Cl. 2A1
760	2.671%—02/25/2032[1,2]	767
	West Penn Funding LLC Transition Bonds
	Series 1999-A Cl. A3
2,381	6.810%—09/25/2008	2,472

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued

Principal
Amount		Value
(000s)		(000s)

	Whole Auto Loan Trust
	Series 2003-1 Cl. A3A
$2,000	1.840%—10/15/2006[1]	$1,993

TOTAL ASSET-BACKED SECURITIES (Cost $68,290)		68,120

COLLATERALIZED MORTGAGE OBLIGATIONS—10.6%

	Bank American Mortgage Securities Inc.
	Pass Thru Certificates
	Series 2003-1 Cl. 1A4
533	5.000%—02/25/2033[1]	538
	Federal Home Loan Mortgage Corp.
5,000	5.000%—09/15/2017	5,161
422	6.500%—02/15/2023[1]	426
691	6.500%—04/15/2027[1]	698
2,020	4.800%—02/15/2029[1]	2,031

		8,316

	Harborview Mortgage Loan Trust
	Series 2001-1 Cl. B2
205	7.000%—02/19/2031[1,4]	205
	Washington Mutual
	Pass Thru Certificates
	Series 2002-AR4 Cl. A8
1,036	5.500%—04/26/20321.4	1,041

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,166)		10,100

U. S. GOVERNMENT OBLIGATIONS—20.9%

Principal
Amount		Value
(000s)		(000s)

	U.S. Treasury Notes
11,000	1.625%—09/30/2005	10,946
9,000	1.625%—10/31/2005	8,949

TOTAL U. S. GOVERNMENT OBLIGATIONS (Cost $19,920)		19,895

SHORT-TERM INVESTMENTS—0.2%

REPURCHASE AGREEMENT
82	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.700% collateralized by a U.S. Treasury Bond 6.375% August 15, 2027, market value $85 (par value of $70)	82

U.S. TREASURY BILLS
	U.S. Treasury Bills
100	1.640%—01/13/2005	100

TOTAL SHORT-TERM INVESTMENTS (Cost $182)		182

TOTAL INVESTMENTS—103.1% (Cost $98,558)		98,297
CASH AND OTHER ASSETS, LESS LIABILITIES—(3.1%)		(2,941)

TOTAL NET ASSETS—100.0%		$95,356

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2004 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

Eurodollar Futures (Buy)	40	$10,000	Dec-04	$(11)
Eurodollar Futures (Sell)	20	5,000	Dec-05	(17)

				$(28)

1	At October 31, 2004, securities held by the Fund were pledged to cover margin requirements for open future contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $47,862.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2004.

3	Step coupon security.

4	Variable rate security. The stated rate represents the rate in effect at October 31, 2004.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Money Market Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
David Marmon
Portfolio Manager
Ken O’Donnell
Portfolio Manager

FFTW has been the Fund’s subadviser since its inception in 1987. David Marmon has managed the Fund since 2000 and Ken O’Donnell has co-managed the Fund since 2003.

INVESTMENT GOAL

Current income. The Fund intends to maintain a stable share price of $1.

PRINCIPAL STYLE CHARACTERISTICS

Very short-term high quality money market instruments.

 TOP TEN HOLDINGS (% of net assets)

Federal Home Loan Banks	6.2%
Federal National Mortgage Association	6.2%
Federal National Mortgage Association	6.2%
Wells Fargo Bank	5.3%
Societe Generale North America Inc.	5.3%
Federal National Mortgage Association	5.3%
Federal Home Loan Mortgage Corp.	5.2%
Deutsche Bank AG	5.0%
USB Finance Inc.	4.9%
Danske Corp.	4.9%

 FUND CATEGORY

 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Investment Environment

Short-term interest rates, as measured by the 90-day U.S. Treasury bill, increased by approximately 95 basis points during the 12-month period ended October 31, 2004, as the Federal Reserve began a series of steps to lift rates gradually toward more normal levels. The 90-day Treasury bill ended the period with a yield of 1.90% (versus 0.96% a year earlier) following three consecutive increases in the federal funds rate, of 25 basis points each, at the June, August, and September meetings of the Federal Open Market Committee.

Yields of the Harbor Money Market Fund rose in response to the Fed tightening. As of October 31, 2004, the 7-day annualized yield (as defined by the Securities and Exchange Commission) of the Fund’s Institutional Class shares was 1.50% compared with 0.78% a year earlier. The current yield more closely reflects the current earnings of the Fund than does the total return.

Market Review

The latest fiscal year was a challenging time for investors, as the economy entered a transitional stage following a period of lackluster growth, heightened geopolitical risk, and historically low interest rates. The Federal Reserve has been faced with the difficult task of shifting from an accommodative monetary policy toward one designed to return short-term rates to a neutral level without jeopardizing the recovery.

The current recovery has been accompanied by a significant amount of uncertainty; mixed economic signals have contributed to a volatile interest rate environment as the Treasury market has attempted to anticipate upcoming Fed moves with each new piece of economic data. Recently the economy has shown further signs of strengthening. An advance Gross Domestic Product estimate indicates that the economy grew at an annualized 3.7% rate during the third quarter of calendar year 2004. Employment data, a recurring cause of concern during the year, have shown pockets of improvement. Following several months of disappointing data, the non-farm payrolls report for October indicated that a much stronger than expected 337,000 new jobs were created during the month, and initial jobless claims have remained below 400,000 for the entire calendar year.

Members of the Federal Open Market Committee have adamantly defended their decision to raise short-term rates in the face of inconsistent data. The Committee has expressed its belief that the economy is growing at a healthy pace and that it will be able to raise rates at a “measured” pace. Despite a strong endorsement by the Federal Reserve and continued support for a measured-pace approach to raising rates, Committee members at the August FOMC meeting acknowledged a slowdown in economic activity but felt confident that it was a temporary result of higher energy

FIXED INCOME

Harbor Money Market Fund
MANAGERS’ COMMENTARY—Continued

prices. We believe that an improving employment picture coupled with lower inflation expectations should afford the Fed the opportunity to raise rates at its discretion. The slope of the LIBOR curve has steepened as Fed funds futures began to price in a higher probability of further tightening.

Outlook and Strategy

The average days-to-maturity of the portfolio was tactically increased during the fiscal year in order to take advantage of aggressive Fed tightening assumptions built into market prices. Increasing the average days of the portfolio during a period in which prices were fully discounting future Fed tightening of 25 basis points has had a favorable impact on performance. In our opinion, this strategy should continue to make a positive contribution to performance in the near future.

At this early stage in the Federal Reserve’s tightening cycle, we believe there is a high probability that the Fed will be able to maintain its measured-pace approach and will not be forced to accelerate its schedule of rate increases in the near future. In addition, we have increased the portfolio’s allocation to short-term asset-backed securities. We believe that these securities offer an attractive opportunity to enhance yield without adding significant risk or volatility to the portfolio. Going forward, higher interest rate levels will provide greater asset allocation opportunities as spreads between asset classes return to wider margins.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—October 31, 2004 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 015
Cusip: 411511405
Ticker: HARXX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 215
Cusip: 411511660
Ticker: HRMXX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Weighted Average Quality	AAA
30 Day SEC Yield—Institutional Class	1.47%
30 Day SEC Yield—Retirement Class	1.22%
Yield to Maturity	1.9%
Duration	0.1 years
Weighted Average Maturity	62 days

 CREDIT QUALITY (% of investments)

 PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-94 through 10-31-2004

TOTAL RETURNS

For the periods ended 10-31-2004

	Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Money Market Fund

Institutional Class	0.94%	2.82%	3.99%	$14,792
Retirement Class*	0.60	2.42	3.66	14,324

Comparative Indices

Merrill Lynch 3-Month U.S. T-Bill	1.16%	3.05%	4.20%	$15,090
T-bill	1.14	2.87	4.05	14,869

Current Yield for Periods Ended 09-30-2004
Institutional Class	7 Days: 1.42% 30 Days: 1.34%
Retirement Class*	7 Days: 1.18 30 Days: 1.09

*	For the period November 1, 2002 through January 5, 2004 the Money Market Retirement Class had assets less than $10.00 and did not earn any income.

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index and the 90-day U.S. Treasury Bills. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The current yield more closely reflects the current earnings of the Fund than the total return. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.29%
Total Net Assets (000s):
  $117,561

RETIREMENT CLASS

Expense Ratio: 0.53%
Total Net Assets (000s):
  $3,362

 FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in this the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2004)	(October 31, 2004)	Period*

Institutional Class
Actual	$1,000.00	$1,005.59	$1.46
Hypothetical (5% return)	1,000.00	1023.23	1.47

Retirement Class
Actual	$1,000.00	$1,004.33	$2.67
Hypothetical (5% return)	1,000.00	1,022.03	2.69

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIXED INCOME

Harbor Money Market Fund
PORTFOLIO OF INVESTMENTS—October 31, 2004

Total Investments (% of net assets)

(Excludes net cash of 0.2%)

U. S. Government Agencies	35.1
Commercial Paper	30.5
Bank Obligations	22.0
Asset-Backed Securities	6.0
Repurchase Agreement	3.7
U. S. Government Obligations	2.5

ASSET-BACKED SECURITIES—6.0%

Principal
Amount		Value
(000s)		(000s)

	BMW Vehicle Owner Trust
$580	1.180%—05/25/2005	$579
	Honda Auto Receivables
1,308	1.630%—07/15/2005	1,308
	John Deere Owner Trust
1,283	1.140%—05/13/2005	1,280
	Nissan Auto Receivables Trust
2,182	1.930%—09/15/2005	2,182
	USAA Auto Owner Trust
1,854	1.660%—07/15/2005	1,854

TOTAL ASSET-BACKED SECURITIES (Cost $7,203)		7,203

BANK OBLIGATIONS—22.0%

	Bank of Montreal
5,000	1.610%—11/12/2004	5,000
	Deutsche Bank AG
5,600	1.820%—12/16/2004	5,600
	State Street Corp.
5,000	1.690%—11/29/2004	5,000
	Toronto Dominion Bank
5,000	1.620%—11/05/2004	5,000
	Wells Fargo Bank
6,000	1.860%—12/06/2004	6,000

TOTAL BANK OBLIGATIONS (Cost $26,600)		26,600

COMMERCIAL PAPER—30.5%

Principal
Amount		Value
(000s)		(000s)

	BMW Capital Corp.
4,000	1.830%—11/01/2004	4,000
	CBA Finance Inc.
5,500	1.970%—01/10/2005	5,479
	Danske Corp.
5,500	1.780%—11/22/2004	5,494
	Societe Generale North America Inc.
6,000	1.840%—12/06/2004	5,989
	Svenska Handelsbanken Ab
5,000	1.650%—11/22/2004	4,995
	UBS Finance Inc.
5,500	1.840%—11/01/2004	5,500
	Westpac Capital Corp. Yrs. 1&2
5,500	1.970%—01/06/2005	5,480

TOTAL COMMERCIAL PAPER (Cost $36,937)		36,937

U.S. GOVERNMENT AGENCIES—35.1%

	Federal Home Loan Banks
7,000	1.520%—12/01/2004	6,991
5,000	1.990%—03/28/2005	4,959

		11,950

	Federal Home Loan Mortgage Corp.
5,800	1.610%—11/12/2004	5,797
4,843	1.620%—11/16/2004	4,840

		10,637

	Federal National Mortgage Association
7,000	1.790%—12/15/2004	6,985
7,000	1.975%—03/09/2005	6,951
6,000	2.120%—04/20/2005	5,940

		19,876

TOTAL U.S. GOVERNMENT AGENCIES (Cost $42,463)		42,463

REPURCHASE AGREEMENT—3.7%

(Cost $4,466)
4,466	Repurchase Agreement with State Street Corp. dated October 29, 2004 due November 1, 2004 at 1.700% collateralized by a U.S. Treasury Note 1.625% February 28, 2006, market value $4,556 (par value of $4,590)	4,466

U.S. GOVERNMENT OBLIGATIONS—2.5%

(Cost $3,002)
	U.S. Treasury Notes
3,000	1.625%—04/30/2005	3,002

TOTAL INVESTMENTS—99.8% (Cost $120,671)[1]		120,671
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		252

TOTAL NET ASSETS—100.0%		$120,923

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF ASSETS AND LIABILITIES—October 31, 2004

(All amounts in Thousands, except per share amounts)

	Harbor
	High-Yield	Harbor	Harbor	Harbor
	Bond	Bond	Short Duration	Money Market

ASSETS
Investments, at identified cost*	$65,291	$1,680,460	$98,558	$120,671

Investments, at value	$67,589	$1,679,163	$98,215	$116,205
Repurchase agreements	1,504	14,429	82	4,466
Cash	1	2,354	331	2
Foreign currency, at value (cost $0; $7,703; $0; $0)	—	7,687	—	—
Receivables for:
Investments sold	411	94,754	2,065	—
Capital shares sold	23	2,037	419	266
Dividends	10	—	—	—
Interest	1,469	5,215	385	104
Open forward currency contracts	—	521	—	—
Swap agreements, at value (proceeds $0; $8,823; $0; $0)	—	3,809	—	—
Variation margin on futures contracts	—	886	—	—
Other assets	21	19	23	32

Total Assets	71,028	1,810,874	101,520	121,075
LIABILITIES
Payables for:
Investments purchased	661	204,302	2,000	—
Capital shares reacquired	12	651	529	116
Dividends to shareholders	—	—	—	1
Investments sold short, at value (proceeds $0; $39,721; $0; $0)	—	39,806	—	—
Written options, at value (premiums received $0; $1,150; $0; $0)	—	609	—	—
Reverse repurchase agreements	—	—	3,605	—
Interest on reverse repurchase agreements	—	—	1	—
Variation margin on futures contracts	—	—	3	—
Accrued expenses:
Management fees	37	605	16	15
12b-1 fees	1	4	—	1
Trustees’ fees and expenses	1	6	—	—
Transfer agent fees	3	58	4	6
Other	11	26	6	13

Total Liabilities	726	246,067	6,164	152
NET ASSETS	$70,302	$1,564,807	$95,356	$120,923

Net Assets Consist of:
Paid-in capital	$65,568	$1,485,605	$102,850	$120,888
Undistributed/(overdistributed) net investment income	—	11,945	452	28
Accumulated net realized gain/(loss)	932	36,094	(7,657)	7
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	3,802	26,205	(261)	—
Unrealized appreciation/(depreciation) of futures and forward contracts	—	4,958	(28)	—

	$70,302	$1,564,807	$95,356	$120,923

NET ASSET VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$66,715	$1,546,602	$93,910	$117,561
Shares of beneficial interest	5,861	126,371	11,166	117,561
Net asset value per share	$11.38	$12.24	$8.41	$1.00
Retirement Class
Net assets	$1	$18,205	$1,446	$3,362
Shares of beneficial interest	—	1,488	172	3,362
Net asset value per share	$11.38	$12.24	$8.41	$1.00
Investor Class
Net assets	$3,586	NA	NA	NA
Shares of beneficial interest	315	NA	NA	NA
Net asset value per share	$11.39	NA	NA	NA

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF OPERATIONS—Year Ended October 31, 2004

(All amounts in Thousands)

	Harbor
	High-Yield	Harbor	Harbor	Harbor
	Bond	Bond	Short Duration	Money Market

Investment Income:
Dividends	$203	$—	$—	$—
Interest	5,864	42,680	3,112	1,495
Securities lending income	—	—	168	—

Total Investment Income	6,067	42,680	3,280	1,495
Operating Expenses:
Management fees	553	7,715	331	367
12b-1 fees:
Retirement Class	—	40	3	7
Investor Class	11	N/A	N/A	N/A
Shareholder communications	2	164	8	29
Custodian fees	96	204	50	38
Transfer agent fees:
Institutional Class	43	889	64	70
Retirement Class	—	9	1	1
Investor Class	10	N/A	N/A	N/A
Professional fees	4	90	6	7
Trustees’ fees and expenses	2	25	2	2
Registration fees	34	80	36	35
Miscellaneous	2	31	3	4

Total operating expenses	757	9,247	504	560
Management fees waived	(27)	(329)	(109)	(146)
Transfer agent fees waived	(5)	(90)	(7)	(8)
Other expenses waived	(41)	(84)	(37)	(45)

Net operating expenses	684	8,744	351	361
Interest Expense	—	—	13	—

Net Investment Income/(Loss)	5,383	33,936	2,916	1,134
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	1,143	19,715	(1,252)	7
Foreign currency transactions	—	14	—	—
Swap agreements	—	3,601	—	—
Futures contracts	—	34,282	—	—
Written options	—	3,454	(69)	—
Change in net unrealized appreciation/(depreciation) of:
Investments	738	(8,852)	(19)	—
Swap agreements	—	12,235	—	—
Futures contracts	—	(2,629)	(29)	—
Forward currency contracts	—	206	—	—
Translation of assets and liabilities in foreign currencies	—	197	—	—

Net gain/(loss) on investment transactions	1,881	62,223	(1,369)	7

Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,264	$96,159	$1,547	$1,141

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor
	High-Yield Bond

	November 1,	December 1,
	2003	2002[a]
	through	through
	October 31,	October 31,
	2004	2003

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$5,383	$2,266
Net realized gain/(loss) on investments	1,143	352
Net unrealized appreciation/(depreciation) of investments	738	3,064

Net increase/(decrease) in net assets resulting from operations	7,264	5,682

Distributions to Shareholders:
Net investment income:
Institutional Class	(5,054)	(1,840)
Retirement Class	—	—
Investor Class	(300)	(33)
Net realized gain on investments:
Institutional Class	(337)	—
Retirement Class	—	—
Investor Class	(15)	—

Total distributions to shareholders	(5,706)	(1,873)

Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	8,795	56,140

Net increase/(decrease) in net assets	10,353	59,949
Net Assets:
Beginning of period	59,949	—

End of period*	$70,302	$59,949

* Includes undistributed/(over-distributed) net investment income of:	$—	$393

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor		Harbor		Harbor
Bond		Short Duration		Money Market

November 1,	November 1,	November 1,	November 1,	November 1,	November 1,
2003	2002	2003	2002	2003	2002
through	through	through	through	through	through
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2004	2003	2004	2003	2004	2003

$33,936	$52,164	$2,916	$4,087	$1,134	$1,268
61,066	16,358	(1,321)	303	7	—
1,157	23,267	(48)	(1,751)	—	—

96,159	91,789	1,547	2,639	1,141	1,268

(29,186)	(72,197)	(3,600)	(4,431)	(1,121)	(1,268)
(281)	(136)	(29)	—	(20)	—
N/A	N/A	N/A	N/A	N/A	N/A
(23,585)	(30,550)	—	—	—	—
(191)	(2)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A

(53,243)	(102,885)	(3,629)	(4,431)	(1,141)	(1,268)

(16,857)	179,913	(11,973)	(41,871)	(5,424)	(30,099)

26,059	168,817	(14,055)	(43,663)	(5,424)	(30,099)
1,538,748	1,369,931	109,411	153,074	126,347	156,446

$1,564,807	$1,538,748	$95,356	$109,411	$120,923	$126,347

$11,945	$(483)	$452	$796	$28	$—

FIXED INCOME

Harbor Fixed Income Funds
Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income from Investment Operations				Less Distributions

	Net Asset					Dividends	Distributions
	Value	Net		Net Realized and	Total from	from Net	from Net
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[3]

HARBOR HIGH-YIELD BOND FUND

Institutional Class
October 31, 2004	$11.10	$.75	[c]	$.35	$1.10	$(.82)	$—
October 31, 2003[1]	10.00	.56	[c]	1.03	1.59	(.49)	—

Retirement Class
October 31, 2004	$11.10	$(.02)[c]		$1.09	$1.07	$(.79)	$—
October 31, 2003[1]	10.00	.47	[c]	1.10	1.57	(.47)	—

Investor Class
October 31, 2004	$11.11	$.62	[c]	$.43	$1.05	$(.77)	$—
October 31, 2003[1]	10.00	.50	[c]	1.07	1.57	(.46)	—

HARBOR BOND FUND

Institutional Class
October 31, 2004	$11.89	$.16	[c]	$.68	$.84	$(.23)	$(.26)
October 31, 2003	11.98	.41	[c]	.36	.77	(.60)	(.26)
October 31, 2002	12.05	.50	[c]	.17	.67	(.47)	(.27)
October 31, 2001	11.00	.56	[c]	1.08	1.64	(.52)	(.07)
October 31, 2000	10.85	.57	[c]	.15	.72	(.57)	—

Retirement Class
October 31, 2004	$11.89	$.32	[c]	$.49	$.81	$(.20)	$(.26)
October 31, 2003[2]	11.98	.55	[c]	.19	.74	(.57)	(.26)

HARBOR SHORT DURATION FUND

Institutional Class
October 31, 2004	$8.57	$.26	[c]	$(.14)	$.12	$(.28)	$—
October 31, 2003	8.69	.24	[c]	(.10)	.14	(.26)	—
October 31, 2002	8.69	.30	[c]	.01	.31	(.31)	—
October 31, 2001	8.51	.45	[c]	.19	.64	(.46)	—
October 31, 2000	8.56	.55	[c]	(.04)	.51	(.56)	—

Retirement Class
October 31, 2004	$8.57	$9.80	[c]	$(9.69)	$.11	$(.27)	$—
October 31, 2003[2]	8.69	(9.26)[c]		9.39	.13	(.25)	—

HARBOR MONEY MARKET FUND

Institutional Class
October 31, 2004	$1.00	$—		$—	$—	$—	$—
October 31, 2003	1.00	—		—	—	—	—
October 31, 2002	1.00	.02	[c]	—	.02	(.02)	—
October 31, 2001	1.00	.05	[c]	—	.05	(.05)	—
October 31, 2000	1.00	.06	[c]	—	.06	(.06)	—

Retirement Class
October 31, 2004	$1.00	$—		$—	$—	$—	$—
October 31, 2003[2]	1.00	—		—	—	—	—

1	For the period December 1, 2002 (inception) through October 31, 2003.

2	Commenced operations on November 1, 2002.

3	Includes both short-term and long-term capital gains.

4	Credit balance arrangements had no impact on expense ratios.

a	Annualized.

b	Unannualized.

c	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Assets in this class were too small to incur any income or expense.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of
					Operating		Expenses Not	Expenses Net		Net Investment		Ratio Interest
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Income		Expense to
Total	Value	Total		End of Period	Average		Average	to Average		to Average		Average	Portfolio
Distributions	End of Period	Return		(000s)	Net Assets (%)[4]		Net Assets (%)	Net Assets (%)		Net Assets (%)		Net Assets (%)	Turnover (%)

$(.82)	$11.38	10.93	% [d]	$66,715	.85%[c]		.09%	.85%[c]		6.85%[c]		—%	109%
(.49)	11.10	16.16	[b,d]	57,727	.93	[a,c]	.47 [a]	.93	[a,c]	6.63	[a,c]	—	82 [b]
$(.79)	$11.38	10.49	% [d]	$1	1.01%[c]		.15%	1.01%[c]		7.00%[c]		—%	109%
(.47)	11.10	16.12	[b,d]	7	1.08	[a,c]	.47 [a]	1.08	[a,c]	7.00	[a,c]	—	82 [b]
$(.77)	$11.39	10.41	% [d]	$3,586	1.27%[c]		.09%	1.27%[c]		6.37%[c]		—%	109%
(.46)	11.11	15.93	[b,d]	2,215	1.29	[a,c]	.47 [a]	1.29	[a,c]	6.73	[a,c]	—	82 [b]

$(.49)	$12.24	6.59	% [d]	$1,546,602	.57%[c]		.03%	.57%[c]		2.21%[c]		—%	311%
(.86)	11.89	6.57	[d]	1,528,285	.58	[c]	.06	.58	[c]	3.43	[c]	—	221
(.74)	11.98	5.87	[d]	1,369,931	.58	[c]	.08	.58	[c]	4.37	[c]	—	293
(.59)	12.05	15.35	[d]	1,036,552	.56	[c]	.22	.56	[c]	5.50	[c]	—	531
(.57)	11.00	6.95	[d]	717,255	.60	[c]	.21	.60	[c]	6.16	[c]	—	494
$(.46)	$12.24	6.33	% [d]	$18,205	.81%[c]		.04%	.81%[c]		1.94%[c]		—%	311%
(.83)	11.89	6.40	[d]	10,463	.83	[c]	.06	.83	[c]	2.67	[c]	—	221

$(.28)	$8.41	1.43	% [d]	$93,910	.31%[c]		.14%	.31%[c]		2.65%[c]		.01%	324%
(.26)	8.57	1.70	[d]	109,411	.36	[c]	.11	.36	[c]	2.85	[c]	—	333
(.31)	8.69	3.67	[d]	153,074	.31	[c]	.13	.31	[c]	3.44	[c]	—	154
(.46)	8.69	7.73	[d]	125,959	.28	[c]	.20	.27	[c]	5.35	[c]	—	246
(.56)	8.51	6.21	[d]	125,032	.29	[c]	.20	.28	[c]	6.00	[c]	—	478
$(.27)	$8.41	1.24	% [d]	$1,446	.55%[c]		.15%	.55%[c]		2.48%[c]		—%	324%
(.25)	8.57	1.39	[d]	—	.59	[c]	.11	.59	[c]	2.70	[c]	—	333

$—	$1.00	.94	% [d]	$117,561	.29%[c]		.16%	.29%[c]		.94%[c]		—%	N/A
—	1.00	.88	[d]	126,347	.36	[c]	.13	.36	[c]	.89	[c]	—	N/A
(.02)	1.00	1.59	[d]	156,446	.36	[c]	.12	.36	[c]	1.58	[c]	—	N/A
(.05)	1.00	4.83	[d]	168,834	.38	[c]	.12	.38	[c]	4.60	[c]	—	N/A
(.06)	1.00	5.99	[d]	105,893	.48	[c]	.12	.47	[c]	5.88	[c]	—	N/A
$—	$1.00	.60	% [d]	$3,362	.53%[c]		.17%	.53%[c]		.74%[c]		—%	N/A
—	1.00	—		—	N/A	[e]	N/A [e]	N/A	[e]	N/A	[e]	—	N/A

FIXED INCOME

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—October 31, 2004

(Currency in Thousands)

NOTE 1—ORGANIZATIONAL MATTERS

      Harbor Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of six domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; two international equity series: Harbor International Fund and Harbor International Growth Fund; and four fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds”).

      The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

      Equity securities are valued at the last sale price on a national exchange or the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on a national exchange on the valuation day, or if no sale occurs, at the official bid price as determined as of the close of the primary exchange.

      Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for normal institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.

      When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair-value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

      For the Funds which invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.

      Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund’s Rule 2a-7 procedures.

Futures Contracts

      To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

options on these futures contracts. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Growth Fund and Harbor International Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded. See Portfolio of Investments for open futures contracts held as of October 31, 2004.

      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options

      Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currencies. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Bond Fund and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Options contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other fund investments.

      When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” to reflect the option’s current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

      When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

      The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. See Note 3 for all outstanding written options as of October 31, 2004.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Swap Agreements

      To the extent permitted under their respective investment policies, Harbor Capital Appreciation Fund, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are “marked-to-market” daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

      Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

TBA/When-Issued Purchase Commitments

      Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

      The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

      Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s Subadviser deems it appropriate to do so.

TBA Sale Commitments

      Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

Short Sales

      Each Fund, except Harbor International Fund, Harbor International Growth Fund and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or segregate in its records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Forward Currency Contracts

      Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is “marked-to-market” daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

      The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

      Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

      Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Borrowings

      Harbor Short Duration Fund enters into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the year ended October 31, 2004 is as follows:

			Maximum	Average Daily	Average Interest
	Balance at End	Average	Amount Outstanding	Amount Outstanding	Rate During
Category of Aggregate Short-Term Borrowings	of Period	Interest Rate	During the Year	During the Year	the Year

Reverse repurchase agreements with maturity dates of 11/01/2004	$3,605	1.82%	$12,000	$746	1.78%

      Average debt outstanding and average interest rate during the year is calculated based on calendar days.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Securities Transactions

      Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

      Dividends declared are accrued on the ex-dividend date. For Harbor International Fund and Harbor International Growth Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

      Distributions are recorded on the ex-dividend date.

Expenses and Class Allocations

      Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

      Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

      Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

      Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2004 are as follows:

	Purchases		Sales

	U.S.		U.S.
	Government	Other	Government	Other

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$4,315,578	$—	$4,636,164
Harbor Mid Cap Growth Fund	—	56,424	—	33,706
Harbor Small Cap Growth Fund	—	452,618	—	366,855
Harbor Large Cap Value Fund	7,100	187,335	—	53,501
Harbor Mid Cap Value Fund	—	15,748	—	13,871
Harbor Small Cap Value Fund	174	289,108	—	35,394
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	—	2,065,504	—	779,778
Harbor International Growth Fund	—	382,563	—	485,832
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	—	125,120	—	116,603
Harbor Bond Fund	1,938,826	160,266	1,867,735	182,543
Harbor Short Duration Fund	222,116	150,054	238,220	111,474

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

      The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Redemption In-Kind Transactions

      For the year ended October 31, 2004, Harbor Capital Appreciation Fund realized gains of $35,204 upon the disposition of portfolio securities in connection with in-kind redemptions of Fund shares.

Securities Lending

      Certain Funds may engage in securities lending. The loans are secured by collateral at least as equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at October 31, 2004, by Fund, are as follows:

	Market Value of	Collateral for
Fund	Securities on Loan	Securities on Loan

Harbor Capital Appreciation Fund	$273,731	$280,580
Harbor Mid Cap Growth Fund	6,656	6,779
Harbor Large Cap Value Fund	12,641	12,948
Harbor Mid Cap Value Fund	479	489
Harbor Small Cap Value Fund	101,817	103,886

Written Options

      Transactions in written options for the year ended October 31, 2004 are summarized as follows:

	Options Written			Options Written		Options Written

	Eurodollar Futures			U.S. Treasury Futures		Swap Options—U.S.

	Number of	Aggregate		Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value		Contracts	Face Value	Contracts	Face Value

Harbor Bond Fund
Options outstanding at beginning of year	733	E$	1,833	769	$769	131,200,000	$131,200
Options opened	—		—	5,433	5,433	9,900,000	9,900
Options closed/expired	(733)		(1,833)	(4,330)	(4,330)	(141,100,000)	(141,100)

Open at 10/31/2004	—	E$	—	1,872	$1,872	—	$—

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

	Options Written		Options Written

	Euro Currency Futures		Eurodollar Futures

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Harbor Short Duration Fund
Options outstanding at beginning of year	—	€—	250	E$	625
Options opened	11	1,375	—		—
Options closed/expired	(11)	(1,375)	(250)		(625)

Open at 10/31/2004	—	€—	—	E$	—

E$	Eurodollar.

€	Euro.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

      Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2004. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

		Voluntary
	Contractual Rate	Waiver	Actual Rate

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	—%	0.60%
Harbor Mid Cap Growth Fund	0.75	0.10	0.65 [a]
Harbor Small Cap Growth Fund	0.75	—	0.75
Harbor Large Cap Value Fund	0.60	—	0.60
Harbor Mid Cap Value Fund	0.75	0.10	0.65 [a]
Harbor Small Cap Value Fund	0.75	—	0.75
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75%	—%	0.75%
Harbor International Growth Fund	0.75	—	0.75
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.70%	0.03%	0.67%
Harbor Bond Fund	0.50	0.02	0.48
Harbor Short Duration Fund	0.30	0.10	0.20
Harbor Money Market Fund	0.30	0.12	0.18

a	For the period December 1, 2003 through February 29, 2004, the annual percentage rate was 0.75%.

      Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

      The Trust reimburses Harbor Capital for certain legal expenses incurred by Harbor Capital with respect to the Trust. Such amounts aggregated $17 for the year ended October 31, 2004.

Distributor

      HCA Securities, Inc. (“HCA Securities”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Fund shares. Effective November 1, 2002, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Funds’ Retirement Class shares and Investor Class shares (collectively the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays HCA Securities compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares and of the

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Investor Class shares. The 12b-1 Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds or for servicing of shareholder accounts in the Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

      Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if HCA Securities’ actual expenses exceed the fee payable to HCA Securities at any given time, the Funds will not be obligated to pay more than that fee. If HCA Securities’ expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.

      The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Shareholders

      On October 31, 2004, Harbor Capital, HCA Securities and Harbor Transfer, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital,
HCA Securities and
Harbor Transfer, Inc.

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	1,892
Harbor Mid Cap Growth Fund	301,781
Harbor Small Cap Growth Fund	853
Harbor Large Cap Value Fund	3,308
Harbor Mid Cap Value Fund	201,176
Harbor Small Cap Value Fund	673
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	806
Harbor International Growth Fund	3,733
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	8,006
Harbor Bond Fund	65,686
Harbor Short Duration Fund	34,347
Harbor Money Market Fund	31,416,142

Transfer Agent

      Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

“Non-Interested” Trustees

      The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The non-interested Trustees’ remuneration for all Funds aggregated $233 for the year ended October 31, 2004.

Custodian

      Payments to the custodian may be reduced by credit balance arrangements applied to each portfolio. Such reductions had no impact on the Funds’ expense ratios for the year ended October 31, 2004. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Redemption Fee

      A 2.00% redemption fee is charged on shares of the Harbor International Fund and Harbor International Growth Fund that are redeemed within 60 days or less from their date of purchase. A 1.00% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within 9 months or less from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2004, the redemption fee proceeds are as follows:

Fund	Amount

Harbor International Fund	$189
Harbor International Growth Fund	3
Harbor High-Yield Bond Fund	303

NOTE 5—CAPITAL SHARE TRANSACTIONS

      Transactions in shares (000s) and dollars (000s) were as follows:

	Institutional Class Shares		Retirement Class Shares		Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

HARBOR CAPITAL APPRECIATION FUND (shares)
Shares sold	51,463	75,172	459	35	2,739	1,803
Shares issued in reinvestment of distributions	415	400	—	—	—	—
Shares reacquired	(60,947)	(64,498)	(53)	(1)	(546)	(192)

Net increase/(decrease) in shares outstanding	(9,069)	11,074	406	34	2,193	1,611
Beginning of period	251,392	240,318	34	—	1,611	—

End of period	242,323	251,392	440	34	3,804	1,611

HARBOR CAPITAL APPRECIATION FUND ($)
Net proceeds from sale of shares	$1,349,332	$1,658,646	$12,128	$844	$71,832	$40,797
Reinvested in payment of distributions	10,894	8,078	1	—	—	5
Cost of shares reacquired	(1,594,889)	(1,403,582)	(1,381)	(16)	(14,207)	(4,201)

Net increase/(decrease) in net assets	$(234,663)	$263,142	$10,748	$828	$57,625	$36,601

HARBOR MID CAP GROWTH FUND (shares)
Shares sold	6,132	4,618	—	1	207	82
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares reacquired	(2,444)	(2,470)	(1)	—	(97)	(47)

Net increase/(decrease) in shares outstanding	3,688	2,148	(1)	1	110	35
Beginning of period	4,318	2,170	1	—	35	—

End of period	8,006	4,318	—	1	145	35

HARBOR MID CAP GROWTH FUND ($)
Net proceeds from sale of shares	$37,768	$22,827	$1	$6	$1,259	$410
Reinvested in payment of distributions	—	—	—	—	—	—
Cost of shares reacquired	(14,982)	(11,249)	(6)	—	(585)	(228)

Net increase/(decrease) in net assets	$22,786	$11,578	$(5)	$6	$674	$182

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares		Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

HARBOR SMALL CAP GROWTH FUND (shares)
Shares sold	16,629	39,299	447	398	1,587	1,988
Shares issued in fund merger & reverse stock split	—	7,597	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares reacquired	(13,725)	(6,510)	(187)	(26)	(526)	(967)

Net increase/(decrease) in shares outstanding	2,904	40,386	260	372	1,061	1,021
Beginning of period	52,407	12,021	372	—	1,021	—

End of period	55,311	52,407	632	372	2,082	1,021

HARBOR SMALL CAP GROWTH FUND ($)
Net proceeds from sale of shares	$210,268	$383,889	$5,612	$4,207	$20,043	$18,842
Net assets acquired from fund merger & reverse stock split	—	65,746	—	—	—	—
Reinvested in payment of distributions	—	—	—	—	—	—
Cost of shares reacquired	(173,470)	(64,195)	(2,342)	(300)	(6,616)	(10,298)

Net increase/(decrease) in net assets	$36,798	$385,440	$3,270	$3,907	$13,427	$8,544

HARBOR LARGE CAP VALUE FUND (shares)
Shares sold	11,991	5,502	310	—	766	528
Shares issued in reinvestment of distributions	133	132	1	—	4	1
Shares reacquired	(3,553)	(3,110)	(10)	—	(165)	(34)

Net increase/(decrease) in shares outstanding	8,571	2,524	301	—	605	495
Beginning of period	14,949	12,425	—	—	495	—

End of period	23,520	14,949	301	—	1,100	495

HARBOR LARGE CAP VALUE FUND ($)
Net proceeds from sale of shares	$175,822	$65,776	$4,619	$5	$11,099	$6,508
Reinvested in payment of distributions	1,947	1,552	18	—	50	15
Cost of shares reacquired	(52,073)	(37,537)	(144)	—	(2,414)	(415)

Net increase/(decrease) in net assets	$125,696	$29,791	$4,493	$5	$8,735	$6,108

HARBOR MID CAP VALUE FUND (shares)
Shares sold	407	446	—	—	25	11
Shares issued in reinvestment of distributions	1	—	—	—	—	—
Shares reacquired	(264)	(240)	—	—	(5)	(7)

Net increase/(decrease) in shares outstanding	144	206	—	—	20	4
Beginning of period	790	584	—	—	4	—

End of period	934	790	—	—	24	4

HARBOR MID CAP VALUE FUND ($)
Net proceeds from sale of shares	$4,365	$3,958	$4	$—	$272	$101
Reinvested in payment of distributions	9	—	—	—	—	—
Cost of shares reacquired	(2,832)	(2,132)	(2)	—	(61)	(58)

Net increase/(decrease) in net assets	$1,542	$1,826	$2	$—	$211	$43

HARBOR SMALL CAP VALUE FUND (shares)
Shares sold	18,790	11,014	115	—	1,598	101
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares reacquired	(3,163)	(1,020)	—	—	(237)	(8)

Net increase/(decrease) in shares outstanding	15,627	9,994	115	—	1,361	93
Beginning of period	11,487	1,493	—	—	93	—

End of period	27,114	11,487	115	—	1,454	93

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency and Shares in Thousands)

NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares		Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

HARBOR SMALL CAP VALUE FUND ($)
Net proceeds from sale of shares	$288,088	$127,974	$1,848	$3	$24,586	$1,196
Reinvested in payment of distributions	—	—	—	—	—	—
Cost of shares reacquired	(48,898)	(11,677)	(4)	—	(3,664)	(82)

Net increase/(decrease) in net assets	$239,190	$116,297	$1,844	$3	$20,922	$1,114

HARBOR INTERNATIONAL FUND (shares)
Shares sold	53,776	66,868	622	203	4,003	2,680
Shares issued in merger	—	1,703	—	—	—	—
Shares issued in reinvestment of distributions	4,216	4,069	5	—	55	1
Shares reacquired	(23,494)	(44,011)	(89)	(35)	(1,044)	(954)

Net increase/(decrease) in shares outstanding	34,498	28,629	538	168	3,014	1,727
Beginning of period	157,729	129,100	168	—	1,727	—

End of period	192,227	157,729	706	168	4,741	1,727

HARBOR INTERNATIONAL FUND ($)
Net proceeds from sale of shares	$2,012,484	$1,911,758	$123,361	$5,693	$149,090	$80,425
Net assets acquired from fund merger	—	45,449	—	—	—	—
Net proceeds from redemption fees	184	149	1	—	4	1
Reinvested in payment of distributions	154,072	108,598	187	2	1,997	38
Cost of shares reacquired	(878,938)	(1,243,328)	(3,354)	(1,067)	(38,956)	(29,002)

Net increase/(decrease) in net assets	$1,287,802	$822,626	$20,195	$4,628	$112,135	$51,462

HARBOR INTERNATIONAL GROWTH FUND (shares)
Shares sold	3,206	50,695	3	—	456	198
Shares issued in reinvestment of distributions	245	154	—	—	—	—
Shares reacquired	(16,174)	(59,616)	—	—	(133)	(149)

Net increase/(decrease) in shares outstanding	(12,723)	(8,767)	3	—	323	49
Beginning of period	29,245	38,012	—	—	49	—

End of period	16,522	29,245	3	—	372	49

HARBOR INTERNATIONAL GROWTH FUND ($)
Net proceeds from sale of shares	$26,192	$334,845	$28	$—	$3,813	$1,355
Net proceeds from redemption fees	3	43	—	—	—	—
Reinvested in payment of distributions	2,042	1,015	—	—	5	—
Cost of shares reacquired	(132,927)	(398,756)	—	—	(1,089)	(1,026)

Net increase/(decrease) in net assets	$(104,690)	$(62,853)	$28	$—	$2,729	$329

HARBOR HIGH-YIELD BOND FUND[1] (shares)
Shares sold	4,356	5,110	—	1	1,067	283
Shares issued in reinvestment of distributions	445	165	—	—	28	3
Shares reacquired	(4,140)	(75)	(1)	—	(979)	(87)

Net increase/(decrease) in shares outstanding	661	5,200	(1)	1	116	199
Beginning of period	5,200	—	1	—	199	—

End of period	5,861	5,200	—	1	315	199

HARBOR HIGH-YIELD BOND FUND[1] ($)
Net proceeds from sale of shares	$48,626	$53,039	$1	$6	$11,982	$3,025
Net proceeds from redemption fees	289	3	—	—	14	—
Reinvested in payment of distributions	4,934	1,764	—	—	314	32
Cost of shares reacquired	(46,524)	(808)	(7)	—	(10,834)	(921)

Net increase/(decrease) in net assets	$7,325	$53,998	$(6)	$6	$1,476	$2,136

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency and Shares in Thousands)

NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares		Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

HARBOR BOND FUND (shares)
Shares sold	39,036	80,161	915	1,015
Shares issued in reinvestment of distributions	3,905	7,879	40	12
Shares reacquired	(45,066)	(73,869)	(347)	(147)

Net increase/(decrease) in shares outstanding	(2,125)	14,171	608	880	Not	Not
Beginning of period	128,496	114,325	880	—	Applicable	Applicable

End of period	126,371	128,496	1,488	880

HARBOR BOND FUND ($)
Net proceeds from sale of shares	$467,672	$959,569	$10,887	$12,274
Reinvested in payment of distributions	46,459	92,909	471	138	Not	Not
Cost of shares reacquired	(538,208)	(883,234)	(4,138)	(1,743)	Applicable	Applicable

Net increase/(decrease) in net assets	$(24,077)	$169,244	$7,220	$10,669

HARBOR SHORT DURATION FUND (shares)
Shares sold	12,253	26,920	228	3
Shares issued in reinvestment of distributions	413	494	3	—
Shares reacquired	(14,263)	(32,275)	(59)	(3)

Net increase/(decrease) in shares outstanding	(1,597)	(4,861)	172	—	Not	Not
Beginning of period	12,763	17,624	—	—	Applicable	Applicable

End of period	11,166	12,763	172	—

HARBOR SHORT DURATION FUND ($)
Net proceeds from sale of shares	$104,217	$232,638	$1,935	$23
Reinvested in payment of distributions	3,499	4,268	29	—	Not	Not
Cost of shares reacquired	(121,152)	(278,777)	(501)	(23)	Applicable	Applicable

Net increase/(decrease) in net assets	$(13,436)	$(41,871)	$1,463	$—

HARBOR MONEY MARKET FUND (shares)
Shares sold	169,109	179,186	3,743	—
Shares issued in reinvestment of distributions	1,109	1,256	20	—
Shares reacquired	(179,004)	(210,541)	(401)	—

Net increase/(decrease) in shares outstanding	(8,786)	(30,099)	3,362	—	Not	Not
Beginning of period	126,347	156,446	—	—	Applicable	Applicable

End of period	117,561	126,347	3,362	—

HARBOR MONEY MARKET FUND ($)
Net proceeds from sale of shares	$169,109	$179,186	$3,743	$—
Reinvested in payment of distributions	1,109	1,256	20	—	Not	Not
Cost of shares reacquired	(179,004)	(210,541)	(401)	—	Applicable	Applicable

Net increase/(decrease) in net assets	$(8,786)	$(30,099)	$3,362	$—

1	Commenced operations on December 1, 2002.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 6—TAX INFORMATION

      The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights exclude the following amounts reclassified for the year ended October 31, 2004:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-In Capital

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$(710)	$710	$—
Harbor Mid Cap Growth Fund	292	—	(292)
Harbor Small Cap Growth Fund	3,621	49,864	(53,485)
Harbor Large Cap Value Fund	(5)	5	—
Harbor Mid Cap Value Fund	(1)	(44)	45
Harbor Small Cap Value Fund	461	(143)	(318)
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	(7,308)	3,311	3,997
Harbor International Growth Fund	(364)	364	—
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	(422)	(211)	633
Harbor Bond Fund	7,959	(12,591)	4,632
Harbor Short Duration Fund	369	1,847	(2,216)
Harbor Money Market Fund	35	—	(35)

      The tax composition of distributions are as follows:

	As of October 31, 2004			As of October 31, 2003

		Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
	Income	Gains	Total	Income	Gains	Total

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$12,154	—	$12,154	$8,946	$—	$8,946
Harbor Mid Cap Growth Fund	—	—	—	—	—	—
Harbor Small Cap Growth Fund	—	—	—	—	—	—
Harbor Large Cap Value Fund	2,188	—	2,188	1,691	—	1,691
Harbor Mid Cap Value Fund	9	—	9	—	—	—
Harbor Small Cap Value Fund	—	—	—	—	—	—
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	90,579	86,237	176,816	51,197	66,960	118,157
Harbor International Growth Fund	2,230	—	2,230	1,114	—	1,114
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	5,706	—	5,706	1,873	—	1,873
Harbor Bond Fund	37,498	15,743	53,241	91,412	11,473	102,885
Harbor Short Duration Fund	3,630	—	3,630	4,432	—	4,432
Harbor Money Market Fund	1,141	—	1,141	1,268	—	1,268

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 6—TAX INFORMATION—Continued

      As of October 31, 2004, the components of distributable earnings on a tax basis are as follows:

	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/
	Income	Capital Gains	(Depreciation)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$4,693	$—	$1,002,232
Harbor Mid Cap Growth Fund	—	—	3,306
Harbor Small Cap Growth Fund	—	48,768	112,777
Harbor Large Cap Value Fund	1,394	—	48,441
Harbor Mid Cap Value Fund	20	1,067	200
Harbor Small Cap Value Fund	—	3,149	78,046
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	112,051	29,685	2,563,832
Harbor International Growth Fund	518	—	6,721
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	309	626	3,798
Harbor Bond Fund	26,617	25,352	27,676
Harbor Short Duration Fund	452	—	(1,903)
Harbor Money Market Fund	36	—	—

      At October 31, 2004, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:

	2005	2006	2007	2008	2009	2010	2011	2012	Total

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$—	$—	$—	$1,257,282	$1,302,009	$393,182	$—	$2,952,473
Harbor Mid Cap Growth Fund	—	—	—	—	1,544	2,872	321	—	4,737
Harbor Small Cap Growth Fund*	—	—	—	—	—	18,856	—	—	18,856
Harbor Large Cap Value Fund	—	—	—	—	11,442	10,638	2,901	—	24,981
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	—	—	—	—	2,520	9,717	—	—	12,237
Harbor International Growth Fund	—	—	—	—	331,116	182,988	—	—	514,104
HARBOR FIXED INCOME FUND
Harbor Short Duration Fund	—	2,223	1,654	—	—	—	655	1,512	6,044

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 6—TAX INFORMATION—Continued

      The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2004 are as follows:

		Gross Unrealized		Net Unrealized
				Appreciation/
	Identified Cost	Appreciation	(Depreciation)	(Depreciation)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$5,881,681	$1,166,976	$(164,745)	$1,002,231
Harbor Mid Cap Growth Fund	53,689	6,372	(3,066)	3,306
Harbor Small Cap Growth Fund	628,567	135,124	(22,347)	112,777
Harbor Large Cap Value Fund	343,751	51,143	(2,702)	48,441
Harbor Mid Cap Value Fund	11,028	414	(215)	199
Harbor Small Cap Value Fund	536,396	86,402	(8,356)	78,046
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	5,186,711	2,665,435	(101,940)	2,563,495
Harbor International Growth Fund	136,223	11,422	(4,727)	6,695
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	65,295	3,970	(172)	3,798
Harbor Bond Fund	1,681,138	15,522	(3,068)	12,454
Harbor Short Duration Fund	100,172	48	(1,923)	(1,875)

NOTE 7—MERGER

      At a special meeting of shareholders held on October 22, 2002, the shareholders of Harbor Small Cap Growth Fund approved a merger of their Fund with and into Harbor Growth Fund and shareholders of Harbor International Fund II approved a merger of their Fund with and into Harbor International Fund.

      These mergers provided for the transfer of substantially all of the assets and liabilities of the acquired funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The mergers occurred after the close of business on October 31, 2002 and are accounted for as tax-free exchanges as follows:

				Acquired Fund
				Unrealized	Acquiring Fund	Acquiring Fund
Acquired	Acquiring	Shares Issued By	Acquired Fund	Appreciation/	Net Assets	Net Assets
Harbor Fund	Harbor Fund	Acquiring Fund	Net Assets	(Depreciation)	Before Merger	After Merger

Small Cap Growth	Growth	15,822	$103,951	$(3,243)	$65,746	$169,697
International II	International	1,703	45,449	(13,205)	3,446,010	3,491,459

      In connection with the merger of the former Harbor Small Cap Growth Fund with and into Harbor Growth Fund, Harbor Fund’s Board of Trustees, on behalf of Harbor Growth Fund, appointed Westfield Capital Management Company LLC (subadviser of the former Harbor Small Cap Growth Fund) as the subadviser of the Harbor Growth Fund, approved changes in certain policies of the Harbor Growth Fund and changed the name of the Harbor Growth Fund to “Harbor Small Cap Growth Fund,” all of which were effective on November 1, 2002. William Muggia of Westfield Capital Management Company LLC continues as the portfolio manager of the merged and renamed “Harbor Small Cap Growth Fund.” Accordingly, the former Harbor Small Cap Growth Fund is the accounting survivor of this merger and its historical performance for periods prior to October 31, 2002 is being used by the surviving fund.

Report of Ernst & Young LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Fund (the Trust) (comprising, respectively, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund) as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Fund at October 31, 2004, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 10, 2004

Harbor Fund
ADDITIONAL INFORMATION—(Unaudited)

(Currency in Thousands)

ADDITIONAL TAX INFORMATION

      Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund designate 100% of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

      Pursuant to Section 852 of the Internal Revenue Code, Harbor Mid Cap Value Fund designates $44, Harbor Small Cap Value Fund designates $167, Harbor International Fund designates $86,970, Harbor High-Yield Bond Fund designates $67, and Harbor Bond Fund designates $17,107 as capital gain dividends for its year ended October 31, 2004.

      For the fiscal year ended October 31, 2004, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2004, complete information will be reported in conjunction with Form 1099-DIV.

      Harbor International Fund and Harbor International Growth Fund designate $19,979 and $253, respectively, as foreign taxes paid, and $161,898 and $2,785, respectively, as foreign source income earned for Federal income tax purposes.

      The Form 1099-DIV a shareholder will receive in January, 2005 for each of the Funds will show the tax status of all distributions paid to an account in calendar year 2004.

PROXY VOTING

The funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities (“proxies”) held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfund.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Funds’ Form N-PX filing will be available (i) without charge, upon request, by calling the Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfund.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commissions’ Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

Harbor Fund
ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2004)

Information pertaining to the Trustees and officers of Harbor is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfund.com.

			Number of
	Term of		Portfolios in
	Office and		Fund complex	Other Directorships
Name, Address and (Age)	Length of	Principal Occupation(s)	Overseen by	of Public Companies
Position(s) with Fund	Time Served[1]	During Past Five Years[2]	Trustee	Held by Trustee

DISINTERESTED TRUSTEES

Howard P. Colhoun (69) Trustee 14114 Mantua Mill Road Gylndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1996); Director, Storage U.S.A. (1995-2003); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	12	N/A

John P. Gould (65) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Director of Unext.com (1999-Present); President, Cardean University (1999-2001); Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Principal and Executive Vice President of Lexecon Inc. (1994-2004); and Trustee and Chairman Pegasus Funds (1996-1999).	12	Trustee of Dimensional Fund Advisors, Inc., a mutual fund company (1986-Present).

Rodger F. Smith (63) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1975-Present); and Director of Arlington Capital Management (CI) Limited (1992-Present).	12	N/A
INTERESTED TRUSTEE

David G. Van Hooser (58) Chairman and Trustee President One SeaGate Toledo, OH 43666	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; President (2003-Present) and Director (2000-Present), HCA Securities, Inc. Director, Harbor Transfer, Inc. (2000-Present); Senior Vice President and Chief Financial Officer, Owens-Illinois, Inc. (1998-2001); and Senior Vice President and Director of Corporate Strategy, Owens-Illinois, Inc. (1996-1998).	12	N/A
INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Charles F. McCain (35) Chief Compliance Officer One SeaGate Toledo, OH 43666	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (1996-2004).

Constance L. Souders (54) Vice President Treasurer One SeaGate Toledo, OH 43666	Since 1992	Executive Vice President (2003-Present), Senior Vice President, (1991-2002), Director of Administration (1997-Present), Director and Secretary (1988-Present), and Treasurer (1988-2000), Harbor Capital Advisors, Inc.; President (2000-Present), Director (1991-Present) and Vice President, Secretary, and Treasurer (1992-2000), Harbor Transfer, Inc.; and Executive Vice President (2003-Present), Treasurer (2004-Present), President (2002-2003), Vice President (2000-2002) and Secretary (2000-2004) and Director (1989-Present), HCA Securities, Inc.

Karen B. Wasil (52) Secretary One SeaGate Toledo, OH 43666	Since 1994	Assistant Secretary (1997-Present), Director (1999-2000) and Regulatory and Legal Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.; Secretary (2000-Present) Director (1999-2000), Harbor Transfer, Inc.; and Secretary (2004-Present) and Director (1999-2000), HCA Securities, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

2	On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named “Harbor Capital Advisors, Inc.” That wholly owned subsidiary of Robeco Groep N.V. assumed the name “Harbor Capital Advisors, Inc.” as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name “Harbor Transfer, Inc.” On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name “HCA Securities, Inc.” Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

(This document must be preceded or accompanied by a Prospectus.)

Notes

TRUSTEES AND OFFICERS	SHAREHOLDER SERVICING AGENT

David G. Van Hooser

Howard P. Colhoun

John P. Gould

Rodger F. Smith

Charles F. McCain

Constance L. Souders

Karen B. Wasil

INVESTMENT ADVISER

Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43666

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

HCA Securities, Inc.
One SeaGate
Toledo, OH 43666
(419) 249-2900	Chairman, President and Trustee Trustee Trustee Trustee Chief Compliance Officer Vice President and Treasurer Secretary	Harbor Transfer, Inc.
P.O. Box 10048
Toledo, Ohio 43699-0048
1-800-422-1050

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109

One SeaGate

Toledo, Ohio 43666
1-800-422-1050
www.harborfund.com

12/2004/291,525
recycled paper

ITEM 2—CODE OF ETHICS

      The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3—AUDIT COMMITTEE FINANCIAL EXPERT

      The Registrant’s Board has determined that Howard P. Colhoun, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Howard P. Colhoun is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4—PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees.

Audit Fees of the Registrant

     Fiscal Year Ended October 31, 2004: $267,300

     Fiscal Year Ended October 31, 2003: $246,000

(b) Audit-Related Fees.

     Fiscal Year Ended October 31, 2004: $0

     Fiscal Year Ended October 31, 2003: $30,000

      Includes fees billed in connection with attestation procedures related to portfolio mergers and review of additional SEC filings.

(c) Tax Fees.

     Fiscal Year Ended October 31, 2004: $112,200

     Fiscal Year Ended October 31, 2003: $109,000

      Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant.

(d) All Other Fees.

Fiscal Year Ended October 31, 2004: $0

Fiscal Year Ended October 31, 2003: $0

(e)(1) Pre-Approval Policies.

      The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

      In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

      The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

  (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

     Fiscal Year Ended October 31, 2004: $222,724

     Fiscal Year Ended October 31, 2003: $213,125

      Includes fees billed in connection with tax compliance, planning and advise services, and regulatory compliance reviews for the Registrant, the Registrant’s Adviser and other affiliate.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

ITEM 5—AUDIT COMMITTEE OF LISTED REGISTRANTS

      Not applicable.

ITEM 6—SCHEDULE OF INVESTMENTS

      Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7—DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

      Not applicable.

ITEM 8—PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

      Not applicable.

ITEM 9—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      On August 31, 2004, the Registrant adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. Shareholders may recommend nominees to the Registrant’s Board of Trustees by submitting a recommendation in writing to the Secretary of the Trust, c/o Harbor Fund, One SeaGate, Toledo, Ohio 43666, That written recommendation must contain certain minimum information about any individual being recommended for election to the Board of Trustees, including all information about that individual which would be required to be disclosed in the solicitation of proxies for the election of trustees pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the Rules thereunder.

ITEM 10—CONTROLS AND PROCEDURES

      (a) The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

      (b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11—EXHIBITS

      (a)(1) Code of ethics referred to in Item 2 is attached hereto.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 4th day of January, 2005 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUND

By:	/s/ DAVID G. VAN HOOSER

David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID G. VAN HOOSER David G. Van Hooser	Chairman, President, Trustee and Chief Executive Officer	January 4, 2005

By:	/s/ CONSTANCE L. SOUDERS Constance L. Souders	Vice President and Chief Financial Officer	January 4, 2005

Exhibit Index

Number	Description

99.CODE ETH	Code of Ethics
99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).
99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).